      As filed with the United States Securities and Exchange Commission on
                                December 18, 2007


                                                     1933 Act File No. 333-36074
                                                     1940 Act File No. 811-09913


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No. _____                                       [ ]


     Post-Effective Amendment No. 31                                         [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


     Amendment No. 32


                           AIM COUNSELOR SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                              John M. Zerr, Esquire
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)


                                   ----------

                                   Copies to:


Margaret Gallardo-Cortez, Esquire               Christian A. Szautner, Esquire
       A I M Advisors, Inc.                   Ballard Spahr Andrews & Ingersoll,
   11 Greenway Plaza, Suite 100                               LLP
        Houston, TX  77046                      1735 Market Street, 51st Floor
                                                 Philadelphia, PA  19103-7599



     Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on December 20, 2007, pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date), pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date), pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                          AIM FLOATING RATE FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007


AIM Floating Rate Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

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This prospectus contains important information about the Class A, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

TABLE OF CONTENTS
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RISK/RETURN SUMMARY                                  1
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PERFORMANCE INFORMATION                              2
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Annual Total Returns                                 2
Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
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Fee Table                                            4
Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
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INVESTMENT OBJECTIVES, STRATEGIES, AND
  RISKS                                              6
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Objectives and Strategies                            6
Risks                                                7

DISCLOSURE OF PORTFOLIO HOLDINGS                     8
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FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 9
Portfolio Managers                                   9

OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                          9
FINANCIAL HIGHLIGHTS                                10
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GENERAL INFORMATION                                A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in senior secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities.
    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.
    The fund may invest all or substantially all of its assets in floating rate loans or floating rate debt securities that are determined to be below investment grade quality (junk bonds).
    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers.
    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.
    The fund may invest up to 20% of its net assets in other types of debt obligations or securities, including unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.
    The fund may also invest in derivative instruments such as credit-linked notes and collateralized loan obligations.
    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk         Prepayment Risk          Derivatives Risk          Risk Relating to Banking and Financial Services Industries
Interest Rate Risk  Foreign Securities Risk  Leverage Risk             Active Trading Risk
Credit Risk         Liquidity Risk           Non-Diversification Risk  Management Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


Prior to April 13, 2006, the fund operated as a closed-end fund (Closed-End
Fund). The Closed-End Fund commenced operations on May 1, 1997 and had the same investment objectives and substantially similar investment policies as the fund. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. The performance information below is that of the fund's Class A shares.(1) The bar chart and table shown below provide an indication of the risks of investing in the fund. The performance information below is not necessarily an indication of the fund's future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads applicable to the fund's Class A shares or the early withdrawal charge applicable to the Closed-End Fund's Class B shares. If it did, the annual total returns shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................    5.25%
1999...................................................................    5.49%
2000...................................................................    5.03%
2001...................................................................   -1.48%
2002...................................................................    2.76%
2003...................................................................    7.06%
2004...................................................................    6.36%
2005...................................................................    5.00%
2006...................................................................    7.02%



  The Class A shares' year-to-date total return as of September 30, 2007 was 1.24%.

  During the periods shown in the bar chart, the highest quarterly return was 3.12% (quarter ended June 30, 2003) and the lowest quarterly return of the Closed-End Fund was -1.89% (quarter ended December 31, 2001).


(1) The returns shown in the bar chart for all calendar years other than 2006 are the historical performance of the Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The return shown in the bar chart for calendar year 2006 includes, for the period January 1, 2006 to April 13, 2006, the performance of the Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. If the higher annual management fee applicable to the Closed-End Fund was not reflected, returns for all periods may be higher than those shown in the bar chart.


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
                                                                               SINCE       INCEPTION
(for the periods ended December 31, 2006)     1 YEAR           5 YEARS         INCEPTION      DATE
--------------------------------------------------------------------------------------------------------
Class A                                                                                      05/01/97
  Return Before Taxes(1)                        4.36%           5.10%            4.64%
  Return After Taxes on Distributions(1)        2.11            3.44             2.37
  Return After Taxes on Distributions and
     Sale of Fund Shares(1)                     2.79            3.36             2.52
Class C                                                                                      03/31/00
  Return Before Taxes(2)                        5.45            5.30             4.12
Class R                                                                                      05/01/97
  Return Before Taxes(3)                        6.71            5.57             4.88
--------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(4)    4.33            5.06             6.36(7)     04/30/97(7)
S&P/LTSA Leveraged Loan Index(4,5)              6.82            5.76             5.32(7)     04/30/97(7)
Lipper Loan Participation Funds Category
  Average(4,6)                                  6.23            4.53             4.92(7)     04/30/97(7)
--------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for the fund's Class A only and after-tax returns for Class C and R will vary.



(1) The returns shown are the blended returns of the actual performance of the fund's Class A shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class B shares for periods prior to April 13, 2006, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The inception date shown in the table is that of the Closed-End Fund's Class B shares.



(2) The returns shown are the blended returns of the actual performance of the fund's Class C shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class C shares for periods prior to April 13, 2006. The inception date shown in the table is that of the Closed-End Fund's Class C shares.



(3) The returns shown are the blended returns of the actual performance of the fund's Class R shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class B shares for periods prior to April 13, 2006, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The inception date shown in the table is that of the Closed-End Fund's Class B shares. The inception date of the fund's Class R shares is April 13, 2006.



(4) The Lehman Brothers U.S. Aggregate Bond Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. The fund has also included the S&P/LTSA Leveraged Loan index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. The fund has also included the Lipper Loan Participation Funds Category Average (which may or may not include the fund) for a comparison to a peer group.



(5) The S&P/LTSA Leveraged Loan Index tracks the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans.



(6) The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category. These funds invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.



(7) Since inception returns are given from the month-end closest to the inception date of the Class B shares of the Closed-End Fund.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your investment)        CLASS A        CLASS C    CLASS R
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        2.50%       None        None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is less)              None(1)     1.00%       None(1)

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)       2.00%(2)    2.00%(2)    2.00%(2)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
----------------------------------------------------------------------------------
(expenses that are deducted from fund assets)        CLASS A    CLASS C    CLASS R
-------------------------------------------------------------------------------------------
Management Fees(4)                                     0.65%     0.65%      0.65%

Distribution and or Service (12b-1) Fees               0.25      0.75       0.50

  Other Expenses(4)                                    0.38      0.38       0.38

  Interest(4)                                          0.13      0.13       0.13
Total Other Expenses                                   0.51      0.51       0.51
Acquired Fund Fees and Expenses                        0.01      0.01       0.01
Total Annual Fund Operating Expenses(5)                1.42      1.92       1.67

----------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class C and Class R shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Fees and expenses have been restated to reflect current fees and expenses of the fund.

(5) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class C and Class R shares to 1.50%, 2.00% and 1.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;
    (ii) redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $391     $688     $1,007     $1,909
Class C                                      295      603      1,037      2,243
Class R                                      170      526        907      1,976
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $391     $688     $1,007     $1,909
Class C                                      195      603      1,037      2,243
Class R                                      170      526        907      1,976
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;


  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.42%         1.42%         1.42%         1.42%         1.42%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          0.99%         4.61%         8.35%        12.23%        16.25%
End of Year Balance                  $10,099.05    $10,460.60    $10,835.09    $11,222.98    $11,624.76
Estimated Annual Expenses            $   390.93    $   145.97    $   151.20    $   156.61    $   162.22
--------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
Annual Expense Ratio(1)                   1.42%         1.42%         1.42%         1.42%         1.42%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         20.41%        24.72%        29.18%        33.81%        38.60%
End of Year Balance                  $12,040.93    $12,472.00    $12,918.49    $13,380.98    $13,860.01
Estimated Annual Expenses            $   168.03    $   174.04    $   180.27    $   186.73    $   193.41
--------------------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.42%         1.42%         1.42%         1.42%         1.42%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.58%         7.29%        11.13%        15.11%        19.23%
End of Year Balance                  $10,358.00    $10,728.82    $11,112.91    $11,510.75    $11,922.83
Estimated Annual Expenses            $   144.54    $   149.72    $   155.08    $   160.63    $   166.38
--------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.42%         1.42%         1.42%         1.42%         1.42%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         23.50%        27.92%        32.50%        37.24%        42.15%
End of Year Balance                  $12,349.67    $12,791.79    $13,249.74    $13,724.08    $14,215.40
Estimated Annual Expenses            $   172.33    $   178.50    $   184.89    $   191.51    $   198.37
--------------------------------------------------------------------------------------------------------


CLASS C(2)                             YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.92%         1.92%         1.92%         1.92%         1.92%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.08%         6.25%         9.53%        12.90%        16.38%
End of Year Balance                  $10,308.00    $10,625.49    $10,952.75    $11,290.10    $11,637.83
Estimated Annual Expenses            $   194.96    $   200.96    $   207.15    $   213.53    $   220.11
--------------------------------------------------------------------------------------------------------

CLASS C(2)                             YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.92%         1.92%         1.92%         1.92%         1.92%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         19.96%        23.66%        27.47%        31.39%        35.44%
End of Year Balance                  $11,996.28    $12,365.76    $12,746.63    $13,139.22    $13,543.91
Estimated Annual Expenses            $   226.89    $   233.88    $   241.08    $   248.50    $   256.16
--------------------------------------------------------------------------------------------------------


CLASS R                                YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.67%         1.67%         1.67%         1.67%         1.67%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.33%         6.77%        10.33%        14.00%        17.80%
End of Year Balance                  $10,333.00    $10,677.09    $11,032.64    $11,400.02    $11,779.64
Estimated Annual Expenses            $   169.78    $   175.43    $   181.28    $   187.31    $   193.55
--------------------------------------------------------------------------------------------------------

CLASS R                                YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.67%         1.67%         1.67%         1.67%         1.67%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         21.72%        25.77%        29.96%        34.29%        38.76%
End of Year Balance                  $12,171.91    $12,577.23    $12,996.05    $13,428.82    $13,876.00
Estimated Annual Expenses            $   200.00    $   206.66    $   213.54    $   220.65    $   228.00
--------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore any applicable deferred sales charge that might apply in year one for Class C has not been deducted.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.
    The investment objectives may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments.
    Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London interbank offered rate), a designated U.S. bank's prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
    Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender's portion of a floating rate loan.
    The fund may invest all or substantially all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality (junk bonds) by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.
    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
    The fund may invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the fund's assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the fund's assets may also be invested in subordinated loans.
    Some of the floating rate loans and debt securities in which the fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its net assets in illiquid securities.
    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.
    The fund may also invest in derivative instruments such as credit-linked notes and collateral loan obligations.
    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.
    Due to types of investments that the fund purchases, the fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks, thrift institutions, insurance companies and finance companies.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company's earnings potential and other factors indicating the sustainability of earnings growth.

    The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or
(2) believed to be more attractive investment opportunities are found.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objectives. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of loans and securities held by the fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that loan and debt security prices generally fall as interest rates rise; conversely, loan and debt security prices generally rise as interest rates fall. Floating rate loans and securities can be less sensitive to interest rate changes, but because up to 20% of the fund's assets can be invested in fixed rate loans and debt securities and because variable interest rates may only reset periodically, the fund's net asset value may fluctuate in response to interest rate changes.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. The loans in which the fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as "leveraged loans" or "junk bonds."
    The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.
    The terms of the senior secured floating rate loans and debt securities in which the fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund may not receive payments to which it is entitled.
    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the fund's yield.
    Foreign Securities Risks--The fund may invest in floating rate loans and debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments may involve risks not typically involved in domestic investments, which can increase the potential for loss in the fund, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.
    Liquidity Risk--A majority of the fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.

    Non-Diversification Risk--Because it is non-diversified, the fund may invest in loans or securities of fewer borrowers and issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
    Risks Relating to Banking and Financial Services Industries--To the extent that the fund is concentrated in securities of issuers in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Senior Secured Management Inc. (Invesco Senior Secured) (the subadvisor) is located at 1166 Avenue of the Americas, New York, NY 10036. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1992. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended August 31, 2007, the advisor received compensation of 0.64% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.



PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Thomas Ewald (lead manager), Portfolio Manager, who has been responsible for the fund since 2006. He has been responsible for the Closed-End Fund, the fund's predecessor since 2004 and has been associated with the advisor and/or its affiliates since 2000. As the lead manager, Mr. Ewald generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ewald may perform these functions, and the nature of these functions, may change from time to time.


- Gregory Stoeckle, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 1999.

    More information on the portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Floating Rate Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "CATEGORY IV Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares dividends daily, and pays dividends if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).
    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    Prior to April 13, 2006, the fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.



                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                       JANUARY 1,
                                                                          2006
                                                      YEAR ENDED           TO                  YEAR ENDED DECEMBER 31,
                                                      AUGUST 31,       AUGUST 31,    --------------------------------------------
                                                         2007             2006         2005        2004        2003        2002
                                                      ----------       ----------    --------    --------    --------    --------
Net asset value, beginning of period                   $   9.06         $   9.04     $   9.02    $   8.77    $   8.51    $   8.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.60(a)          0.37(a)      0.43        0.30        0.33        0.38
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.39)            0.02         0.01        0.25        0.25       (0.13)
=================================================================================================================================
    Total from investment operations                       0.21             0.39         0.44        0.55        0.58        0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.60)           (0.37)       (0.42)      (0.29)      (0.32)      (0.38)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --               --           --       (0.01)         --          --
=================================================================================================================================
    Total distributions                                   (0.60)           (0.37)       (0.42)      (0.30)      (0.32)      (0.38)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                                 0.00             0.00           --          --          --          --
=================================================================================================================================
Net asset value, end of period                         $   8.67         $   9.06     $   9.04    $   9.02    $   8.77    $   8.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            2.28%            4.32%        5.00%       6.36%       6.94%       2.88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $200,449         $155,953     $159,206    $190,814    $221,964    $266,260
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(including
  interest expense):
  With fee waivers and/or expense reimbursements           1.29%(c)         1.58%(d)     2.04%       1.65%       1.48%       1.49%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.30%(c)         1.86%(d)     2.17%       1.69%       1.48%       1.49%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers and/or expense reimbursements           1.27%(c)         1.37%(d)     1.50%       1.50%       1.48%       1.49%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.28%(c)         1.65%(d)     1.63%       1.54%       1.48%       1.49%
=================================================================================================================================
Ratio of net investment income to average net assets       6.65%(c)         6.06%(d)     4.69%       3.31%       3.80%       4.40%
=================================================================================================================================
Ratio of interest expense to average net assets(e)         0.02%(c)         0.21%(d)     0.54%       0.15%         --%         --%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                  117%              54%          56%         82%         72%         56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $181,193,051.


(d) Annualized.


(e) Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                           JANUARY 1,
                                                                              2006
                                                          YEAR ENDED           TO                YEAR ENDED DECEMBER 31,
                                                          AUGUST 31,       AUGUST 31,    ----------------------------------------
                                                             2007             2006        2005       2004       2003       2002
                                                          ----------       ----------    -------    -------    -------    -------
Net asset value, beginning of period                       $  9.04          $  9.02      $  8.99    $  8.75    $  8.49    $  8.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.56(a)          0.34(a)      0.40       0.27       0.31       0.36
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (0.39)            0.02         0.03       0.25       0.25      (0.14)
=================================================================================================================================
    Total from investment operations                          0.17             0.36         0.43       0.52       0.56       0.22
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.56)           (0.34)       (0.40)     (0.27)     (0.30)     (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                             --               --           --      (0.01)        --         --
=================================================================================================================================
    Total distributions                                      (0.56)           (0.34)       (0.40)     (0.28)     (0.30)     (0.35)
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00             0.00           --         --         --         --
=================================================================================================================================
Net asset value, end of period                             $  8.65          $  9.04      $  9.02    $  8.99    $  8.75    $  8.49
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               1.76%            4.05%        4.85%      5.98%      6.68%      2.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $81,479          $44,853      $47,624    $34,518    $20,793    $20,421
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers and/or expense reimbursements              1.79%(c)         1.97%(d)     2.29%      1.89%      1.73%      1.74%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.80%(c)         2.36%(d)     2.67%      2.19%      1.98%      1.99%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers and/or expense reimbursements              1.77%(c)         1.76%(d)     1.75%      1.74%      1.73%      1.74%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.78%(c)         2.15%(d)     2.13%      2.04%      1.98%      1.99%
=================================================================================================================================
Ratio of net investment income to average net assets          6.15%(c)         5.67%(d)     4.44%      3.07%      3.55%      4.15%
=================================================================================================================================
Ratio of interest expense to average net assets(e)            0.02%(c)         0.21%(d)     0.54%      0.15%        --%        --%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     117%              54%          56%        82%        72%        56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $63,115,007.


(d) Annualized.


(e) Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 13, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.06             $ 9.11
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.58               0.21
---------------------------------------------------------------------------------------------
  Net gains (loss) on securities (both realized and
    unrealized)                                                  (0.40)             (0.05)
=============================================================================================
    Total from investment operations                              0.18               0.16
=============================================================================================
Less dividends from net investment income                        (0.58)             (0.21)
=============================================================================================
Redemption fees added to shares of beneficial interest            0.00               0.00
=============================================================================================
Net asset value, end of period                                  $ 8.66             $ 9.06
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.91%              1.80%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  278             $   78
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                  1.54%(c)           1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.55%(c)           1.53%(d)
=============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                  1.52%(c)           1.52%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.53%(c)           1.52%(d)
=============================================================================================
Ratio of net investment income to average net assets              6.40%(c)           6.11%(d)
=============================================================================================
Ratio of interest expense to average net assets(e)                0.02%(c)           0.01%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                         117%                54%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $183,819.


(d) Annualized.


(e) Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Floating Rate Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     FLR-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                           AIM MULTI-SECTOR FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007


AIM Multi-Sector Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           6
------------------------------------------------------
Objective and Strategies                             6
Risks                                                7
DISCLOSURE OF PORTFOLIO HOLDINGS                     8
------------------------------------------------------
FUND MANAGEMENT                                      9
------------------------------------------------------
The Advisor                                          9
Advisor Compensation                                 9
Portfolio Managers                                   9
OTHER INFORMATION                                   10
------------------------------------------------------
Sales Charges                                       10
Dividends and Distributions                         10
FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


The fund's investment objective is capital growth.


PRIMARY INVESTMENT STRATEGIES



The fund invests, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: energy, financial services, health care, leisure and technology.

    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector.
    The principal type of equity securities purchased by the fund is common stock.

    In selecting securities, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    The fund may invest up to 25% of its total assets in foreign securities. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.


PRINCIPAL RISKS


Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Energy Sector Risk              Technology Sector Risk                 Management Risk
Equity Securities Risk   Financial Services Sector Risk  Unseasoned Issuer Risk
Foreign Securities Risk  Health Care Sector Risk         Market Capitalization Risk
Sector Fund Risk         Leisure Sector Risk             Independent Management of Sector Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................  30.57%
2004...................................................................  14.58%
2005...................................................................  15.69%
2006...................................................................  12.75%


    The Class A shares' year-to-date total return as of September 30, 2007 was 10.88%.


    During the period shown in the bar chart, the highest quarterly return was 15.62% (quarter ended June 30, 2003) and the lowest quarterly return was -1.39% (quarter ended June 30, 2006).

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------
(for the periods ended                    SINCE      INCEPTION
December 31, 2006)              1 YEAR   INCEPTION     DATE
--------------------------------------------------------------
Class A                                              09/03/02
  Return Before Taxes            6.56%     15.90%
  Return After Taxes on
     Distributions               6.28      15.24
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 4.58      13.59
Class B                                              09/03/02
  Return Before Taxes            6.90      16.32
Class C                                              09/03/02
  Return Before Taxes           10.90      16.59
--------------------------------------------------------------
S&P 500Registered Trademark
  Index(1)                      15.78      12.64(3)  08/31/02(3)
Lipper Multi-Cap Core Funds
  Index(1,2)                    14.14      13.94(3)  08/31/02(3)
--------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The S&P 500--Registered Trademark--Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the funds) is included for comparison to a peer group.


(2) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large-cap, mid-cap and small-cap segments of the U.S. equity market.


(3) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)    5.50%        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)    5.00%       1.00%
-----------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------------------
(expenses that are deducted from fund assets)                 CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Management Fees(3)                                             0.67%      0.67%      0.67%

Distribution and/or Service (12b-1) Fees                       0.25       1.00       1.00

Other Expenses                                                 0.31       0.31       0.31

Acquired Fund Fees and Expenses                                0.00       0.00       0.00

Total Annual Fund Operating Expenses                           1.23       1.98       1.98
-------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the tables.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and


    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $668     $919     $1,188     $1,957
Class B                                      701      921      1,268      2,113(1)
Class C                                      301      621      1,068      2,306
--------------------------------------------------------------------------------

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $668     $919     $1,188     $1,957
Class B                                      201      621      1,068      2,113(1)
Class C                                      201      621      1,068      2,306
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.94%)       1.76%        5.60%        9.58%       13.71%
End of Year Balance            $9,806.27   $10,175.96   $10,559.59   $10,957.69   $11,370.80
Estimated Annual Expenses      $  668.43   $   122.89   $   127.52   $   132.33   $   137.32
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)             1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         17.99%       22.44%       27.06%       31.85%       36.82%
End of Year Balance            $11,799.48   $12,244.32   $12,705.93   $13,184.94   $13,682.01
Estimated Annual Expenses      $   142.50   $   147.87   $   153.44   $   159.23   $   165.23
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.77%        7.68%       11.74%       15.95%       20.33%
End of Year Balance           $10,377.00   $10,768.21   $11,174.17   $11,595.44   $12,032.59
Estimated Annual Expenses     $   125.32   $   130.04   $   134.95   $   140.03   $   145.31
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.86%       29.57%       34.45%       39.52%       44.78%
End of Year Balance           $12,486.22   $12,956.95   $13,445.42   $13,952.32   $14,478.32
Estimated Annual Expenses     $   150.79   $   156.48   $   162.37   $   168.50   $   174.85
--------------------------------------------------------------------------------------------


CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance           $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses     $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.23%        1.23%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.54%       23.15%       26.87%       31.66%       36.62%
End of Year Balance           $11,954.44   $12,315.47   $12,687.39   $13,165.71   $13,662.05
Estimated Annual Expenses     $   233.23   $   240.27   $   247.53   $   159.00   $   164.99
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance           $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses     $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.54%       23.15%       26.87%       30.71%       34.65%
End of Year Balance           $11,954.44   $12,315.47   $12,687.39   $13,070.55   $13,465.28
Estimated Annual Expenses     $   233.23   $   240.27   $   247.53   $   255.00   $   262.70
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is capital growth.

    The fund seeks to meet its objective by investing, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: (1) energy, (2) financial services, (3) health care, (4) leisure, and (5) technology.


    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be doing business in a particular sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in the particular sector, (2) at least 50% of its assets are devoted to producing revenues in the particular sector, or (3) based on other available information, the portfolio managers determine that its primary business is within the particular sector.

    The fund invests up to 25% its assets in securities of foreign securities issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase, except for the 80% investment requirement described above which is applied within one month of the fund's fiscal year end.

    In selecting securities for the fund, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    A description of the sectors and fund's investment strategies for investing in the sectors are described below:

ENERGY SECTOR

Companies doing business in the energy sector include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and innovative energy technology companies. The fund's investments in the energy sector are divided among four main subsectors:
(1) major oil companies, (2) energy services, (3) oil and gas exploration/production companies, and (4) natural gas companies.
    In selecting securities for the energy sector portion of the fund, the portfolio managers focus on what are believed to be reasonably priced energy companies with above average production volume growth, as well as earnings, cash flow and asset value growth potential independent of commodity pricing. The investment strategy focuses on identifying companies with the ability to increase production while controlling costs by implementing new technologies, locating new discoveries or boosting production volumes.

FINANCIAL SERVICES SECTOR

Companies doing business in the financial services sector include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services.
    In selecting securities for the financial services portion of the fund, the portfolio manager focuses on two types of companies: (1) financial companies believed to be trading at a significant discount to the portfolio manager's estimate of intrinsic value, and (2) reasonably valued financial companies believed to be reasonably valued and to have management teams that demonstrate capital discipline as evidenced by an ability and willingness to return excess capital to shareholders in the form of dividends or share repurchases. The portfolio managers emphasize financial services companies that are expected to profitably grow cash flows over time.


HEALTH CARE SECTOR



Companies doing business in the health care sector include, but are not limited to, medical equipment or supply companies, pharmaceutical companies, biotechnology companies, and health care provider and service companies.


    In selecting securities for the health care sector portion of the fund, the portfolio managers strive to invest in strongly managed, innovative companies with new or dominant products. The portfolio managers attempt to blend well-established health care firms with what are believed to be faster-growing, more dynamic entities. Well-established health care firms typically provide liquidity and earnings visibility. This portion of the fund also invests in high growth, earlier stage companies in the health care sector whose future profitability could be dependent upon increasing market shares from one or a few key products.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

LEISURE SECTOR

Companies doing business in the leisure sector include, but are not limited to, those in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/TV, cable and satellite, motion picture, recreation services and entertainment, retail, cruise lines, and electronic games.
    In selecting securities for the leisure sector portion of the fund, the portfolio managers focus on businesses related to the leisure activities of individuals believed to have (1) strong fundamentals and promising growth potential, (2) valuations below those of the broad market, and (3) management teams that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. Companies in this portion of the fund tend to be mid- to large-capitalization companies.

TECHNOLOGY SECTOR

Companies doing business in the technology sector include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as service-related companies in information technologies.
    In selecting securities for the technology sector portion of the fund, a portion of the assets are invested in securities of issues identified as market-leading technology companies doing business in various subsectors in the technology universe. These companies are identified as leaders in their field and the portfolio managers believe they will maintain or improve their market share regardless of overall economic conditions. The portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on what are believed to be attractively valued, well-managed companies in the technology sector with the potential to deliver attractive returns.

ALL SECTORS

The portfolio managers will consider selling a company in any of the sectors if, among other things, the portfolio managers conclude: (1) its fundamentals deteriorate, (2) a more attractive opportunity presents itself, (3) the company is unable to capitalize on a market opportunity, or (4) there is a questionable change in management's strategic direction.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Sector Fund Risk--The fund's investments are concentrated in comparatively narrow segments of the economy. This means that the fund's investment concentration in the energy, financial-services, health care, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently an investment in the fund tends to go up and down more rapidly.


    Energy Sector Risk--The businesses in the energy sector may be adversely affected by foreign, federal or state government regulations on energy production, distribution and sale. Although individual security selection drives the performance of the fund, short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations in the fund's shares.


    Financial Services Sector Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

also affect the profitability of companies in the financial-services sector. In addition, businesses in the financial services sector often operate with substantial financial leverage.

    Health Care Sector Risk--Many of the products and services offered in the health care sector are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector. Additionally, changes in government regulation could have an adverse impact on companies in the health care sector and the fund's performance. Certain companies in the health care sector have limited operating histories and their potential profitability could be dependent on regulatory approvals of their products, which increases the volatility of these companies' securities prices. Certain earlier stage companies may be venture capital companies whose technologies or products are still in the start-up or development phase.


    Leisure Sector Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.


    Technology Sector Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies of this sector.


    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.


    Independent Management of Sector Risk--The fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the fund's five sectors effect transactions in the same security on or about the same time.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
Top ten holdings as of month-end         15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
Complete portfolio holdings as of        30 days after calendar quarter-end           For one year
  calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended August 31, 2007, the advisor received compensation of 0.67% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.



PORTFOLIO MANAGERS



The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Mark D. Greenberg (lead manager with respect to the fund's investments in the leisure sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1996.


- Lanny H. Sachnowitz (lead manager with respect to the fund's investments in the technology sector), Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the advisor and/or its affiliates since 1987.


- John S. Segner (lead manager with respect to the fund's investments in the energy sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1997.


- Michael J. Simon (lead manager with respect to the fund's investments in the financial services sector), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001.



- Derek M. Taner (lead manager with respect to the fund's investments in the health care sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with AIM and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.


    The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio constriction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.
    They are assisted by the advisor's Basic Value, Diversified Dividend, Energy/Gold/Utilities, Global Health Care, Leisure and Technology Teams, which are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the portfolio managers and the teams, including biographies of members of the teams, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Multi-Sector Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                                                SEPTEMBER 3, 2002
                                                                                                                  (COMMENCEMENT
                                                                                                                    DATE) TO
                                                                      YEAR ENDED AUGUST 31,                        AUGUST 31,
                                                      ------------------------------------------------------    -----------------
                                                        2007           2006          2005             2004            2003
                                                      --------       --------       -------          -------    -----------------
Net asset value, beginning of period                  $  25.53       $  24.16       $ 19.37          $ 18.32         $ 15.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.04)(a)       0.17(a)      (0.05)(a)(b)     (0.12)          (0.13)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                           3.88           1.69          5.40             1.84            3.45
=================================================================================================================================
    Total from investment operations                      3.84           1.86          5.35             1.72            3.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.12)            --            --               --              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (0.32)         (0.49)        (0.56)           (0.67)             --
=================================================================================================================================
    Total distributions                                  (0.44)         (0.49)        (0.56)           (0.67)             --
=================================================================================================================================
Net asset value, end of period                        $  28.93       $  25.53       $ 24.16          $ 19.37         $ 18.32
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          15.13%          7.74%        28.01%            9.47%          22.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $508,895       $311,492       $99,721          $38,578         $25,935
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.23%(d)       1.30%         1.53%            1.85%           1.97%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.29%(d)       1.37%         1.59%            1.88%           1.97%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.15)%(d)      0.67%        (0.25)%(b)       (0.73)%         (0.85)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                  44%            66%           63%             161%            115%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.06) and (0.30)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $432,941,298.


(e) Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                                                SEPTEMBER 3, 2002
                                                                                                                  (COMMENCEMENT
                                                                                                                    DATE) TO
                                                                       YEAR ENDED AUGUST 31,                       AUGUST 31,
                                                        ----------------------------------------------------    -----------------
                                                                       2006          2005             2004            2003
                                                         2007         -------       -------          -------    -----------------
Net asset value, beginning of period                    $ 24.79       $ 23.64       $ 19.09          $ 18.19         $15.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.24)(a)     (0.02)(a)     (0.20)(a)(b)     (0.24)         (0.07)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                            3.76          1.66          5.31             1.81           3.26
=================================================================================================================================
    Total from investment operations                       3.52          1.64          5.11             1.57           3.19
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.02)           --            --               --             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.32)        (0.49)        (0.56)           (0.67)            --
=================================================================================================================================
    Total distributions                                   (0.34)        (0.49)        (0.56)           (0.67)            --
=================================================================================================================================
Net asset value, end of period                          $ 27.97       $ 24.79       $ 23.64          $ 19.09         $18.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           14.26%         6.97%        27.15%            8.70%         21.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $87,469       $73,997       $24,953          $11,233         $8,278
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.98%(d)      2.05%         2.20%            2.56%          2.76(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.04%(d)      2.12%         2.26%            2.59%          2.85(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.90)%(d)    (0.08)%       (0.92)%(b)       (1.44)%        (1.63)(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   44%           66%           63%             161%           115%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.21) and (0.97)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $85,413,797.


(e) Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ---------------------
                             AIM MULTI-SECTOR FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                                SEPTEMBER 3, 2002
                                                                                                                  (COMMENCEMENT
                                                                                                                    DATE) TO
                                                                       YEAR ENDED AUGUST 31,                       AUGUST 31,
                                                        ----------------------------------------------------    -----------------
                                                                       2006          2005             2004            2003
                                                         2007         -------       -------          -------    -----------------
Net asset value, beginning of period                    $ 24.78       $ 23.63       $ 19.09          $ 18.17         $ 15.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.24)(a)     (0.02)(a)     (0.20)(a)(b)     (0.22)          (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                            3.76          1.66          5.30             1.81            3.21
=================================================================================================================================
    Total from investment operations                       3.52          1.64          5.10             1.59            3.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.02)           --            --               --              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.32)        (0.49)        (0.56)           (0.67)             --
=================================================================================================================================
    Total distributions                                   (0.34)        (0.49)        (0.56)           (0.67)             --
=================================================================================================================================
Net asset value, end of period                          $ 27.96       $ 24.78       $ 23.63          $ 19.09         $ 18.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           14.27%         6.97%        27.10%            8.82%          21.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $94,760       $69,604       $29,981          $16,424         $10,302
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.98%(d)      2.05%         2.20%            2.52%           2.76%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.04%(d)      2.12%         2.26%            2.56%           2.84%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.90)%(d)    (0.08)%       (0.92)%(b)       (1.40)%         (1.64)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   44%           66%           63%             161%            115%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.21) and (0.97)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $85,558,504.


(e) Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Multi-Sector Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     I-MSE-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                              AIM SELECT REAL ESTATE INCOME FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007



AIM Select Real Estate Income Fund's investment objectives are high current income and, secondarily, capital appreciation.


--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              6
------------------------------------------------------
Objectives and Strategies                            6

Risks                                                7

DISCLOSURE OF PORTFOLIO HOLDINGS                     8
------------------------------------------------------
FUND MANAGEMENT                                      9
------------------------------------------------------
The Advisors                                         9

Advisor Compensation                                 9

Portfolio Managers                                   9

OTHER INFORMATION                                   10
------------------------------------------------------
Sales Charges                                       10

Dividends and Distributions                         10

FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


The fund's investment objectives are high current income and, secondarily, capital appreciation.


PRIMARY INVESTMENT STRATEGIES

The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.
    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds").
    The fund may invest up to 25% of its total assets in foreign securities. The fund may engage in short sale transactions.

    The portfolio managers evaluate securities based primarily on the relative attractiveness of income, with a secondary consideration for potential capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives.

    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Mortgage-Backed Securities Risk  Short Sales Risk          Management Risk
Equity Securities Risk   Interest Rate Risk               Non-Diversification Risk
Real Estate Risk         Credit Risk                      Liquidity Risk
Foreign Securities Risk  Lower Rated Securities Risk      Concentration Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Prior to March 12, 2007, the fund operated as a closed-end fund (Closed-End
Fund). The Closed-End Fund commenced operations on May 31, 2002 and had the same investment objective and substantially similar investment policies as the fund. On March 12, 2007, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. The performance information below is that of the fund's Class A shares(1). The bar chart and table shown below provide an indication of the risks of investing in the fund. The performance information below is not necessarily an indication of the fund's future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Class A shares from year to year.(1) The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                              (PERFORMANCE CHART)

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   51.42%
2004...................................................................   24.43%
2005...................................................................    4.45%
2006...................................................................   29.15%


    The Class A shares' year-to-date total return as of September 30, 2007 was (0.96)%(2).

    During the periods shown in the bar chart, the highest quarterly return based on the net asset value of the Class A shares was 19.24% (quarter ended June 30, 2003) and the lowest quarterly return based on the net asset value of the Class A shares was (9.66)% (quarter ended June 30, 2004).

(1) The returns shown in the bar chart for all periods are the historical performance of the Closed-End Fund's Common Shares, which had no 12b-1 fees. The returns shown in the bar chart for all periods do not reflect the 0.25% annual 12b-1 fee applicable to the fund's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. If the 12b-1 fee and other expenses of the fund's Class A shares were reflected, returns for all periods may be lower than those shown in the bar chart.


(2) The Class A shares' year-to-date return includes, for the period January 1, 2007 to March 12, 2007, the performance of the Closed-End Fund's Common Shares, which had no 12b-1 fees. Performance for the period January 1, 2007 to March 12, 2007, does not reflect the 0.25% annual 12b-1 fee applicable to the fund's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. If the 12b-1 fee and other expenses of the fund's Class A Shares were reflected in the performance for the period January 1, 2007 to March 12, 2007, the Class A shares' year-to-date return may be lower than that shown.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. The fund's performance reflects payments of sales load, if applicable.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                      SINCE        INCEPTION
December 31, 2006)              1 YEAR     INCEPTION        DATE
----------------------------------------------------------------------------
Class A                                                      05/31/02
  Return Before Taxes(1)         22.03%      19.17%
  Return After Taxes on
     Distributions(1)            15.57       14.81
  Return After Taxes on
     Distributions and Sale of
     Fund Shares(1)              17.53       14.39
Class B                                                      05/31/02
  Return Before Taxes(2)         22.81       19.11
Class C                                                      05/31/02
  Return Before Taxes(3)         26.78       19.34
----------------------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(4)           15.78        8.34(5)        05/31/02(5)
FTSE NAREIT Equity REITs
  Index(4,6)                     35.06       22.81(5)        05/31/02(5)
Custom Select Real Estate
  Income Index(4,7)              22.13       15.89           05/31/02(5)
Lipper Closed-End Real Estate
  Funds Index(4,8)               36.86          --
Lipper Real Estate Funds
  Index(4,9)                     31.46       22.18(5)        05/31/02(5)
----------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The returns shown for all periods are the historical performance of the Closed-End Fund's Common Shares, which had no 12b-1 fee. The returns shown for all periods do not reflect the 0.25% annual 12b-1 fee applicable to the fund's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. If the 12b-1 fee and other expenses of the fund's Class A shares were reflected, returns for all periods may be lower than those shown. The inception date shown in the table is that of the Closed-End Fund's Common Shares, which is also the inception date of the fund's Class A shares.
(2) The returns shown for all periods are the historical performance of the Closed-End Fund's Common Shares at net asset value, restated to reflect the 1.00% annual 12b-1 fee applicable to the fund's Class B shares and the annual other expenses of such Class B shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. The inception date shown in the table is that of the Closed-End Fund's Common Shares. The inception date of the fund's Class B shares is March 9, 2007.
(3) The returns shown for all periods are the historical performance of the Closed-End Fund's Common Shares at net asset value, restated to reflect the 1.00% annual 12b-1 fee applicable to the fund's Class C shares and the annual other expenses of such Class C shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. The inception date shown in the table is that of the Closed-End Fund's Common Shares. The inception date of the fund's Class C shares is March 9, 2007.

(4) The S&P 500--Registered Trademark-- Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Select Real Estate Income Index, which the fund has elected as its style specific index rather than the FTSE NAREIT Equity REITs Index because the fund believes the Custom Select Real Estate Income Index more appropriately reflects the fund's investment strategy. The fund has elected to use the Lipper Real Estate Funds Index as its peer group index instead of the Lipper Closed-End Real Estate Funds Index because it better represents the open-end fund.


(5) Since inception returns are given from the month-end closest to the inception date of the Common Shares of the Closed-End Fund.


(6) The FTSE NAREIT Equity REITs Index is a market-cap weighted index of all equity REITs traded on the New York Stock Exchange, NASDAQ National Market System, and the American Stock Exchange.


(7) The Custom Select Real Estate Income Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consist of the following indices: 50% FTSE NAREIT Equity REITs Index and 50% Wachovia Hybrid and Preferred Securities REIT Index. The Wachovia Hybrid and Preferred Securities REIT Index is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.


(8) The Lipper Closed-End Real Estate Funds Index is an equally weighted representation of the largest funds in the Lipper Closed-End Real Estate Funds category. These funds invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry.


(9) The Lipper Real Estate Funds Index is an equally weighted representation of the largest funds within the Lipper Real Estate Funds category. These funds primarily invest their equity portfolio in securities of domestic and foreign companies engaged in the real estate industry.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%
Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                     2.00%(2)    None        None
-----------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted from fund assets)      CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.75%      0.75%      0.75%

Distribution and/or Service (12b-1) Fees            0.25       1.00       1.00

Other Expenses(4)                                   0.29       0.29       0.29

Acquired Fund Fees and Expenses                     0.02       0.02       0.02

Total Annual Fund Operating Expenses                1.31       2.06       2.06
--------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You will be charged a 2.00% redemption fee if you redeem or exchange Class A shares that you receive in connection with the reorganization of the Closed-End Fund during the 12 month period following the closing date of such reorganization. See "General Information--Redemption Fees--Temporary Redemption Fee for Class A Shares of AIM Select Real Estate Income Fund" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Management fees and other expenses have been restated to reflect current fees and expenses of the fund.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;
    (ii) redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursement); and

    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $676(1)  $942     $1,229     $2,042
Class B                                      709      946      1,308      2,197(2)
Class C                                      309      646      1,108      2,390
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $676     $942     $1,229     $2,042
Class B                                      209      646      1,108      2,197(2)
Class C                                      209      646      1,108      2,390
--------------------------------------------------------------------------------


(1) Does not include the 2.00% redemption fee imposed on Class A shares received in connection with the reorganization of the Closed-End Fund if such shares are redeemed during the 12 month period following the closing date of the reorganization.
(2) Assumes conversion of Class B to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE(2)     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.31%           1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                      (2.01%)          1.60%        5.35%        9.24%       13.27%
End of Year Balance         $ 9,798.71      $10,160.28   $10,535.19   $10,923.94   $11,327.03
Estimated Annual Expenses   $   676.08      $   130.73   $   135.56   $   140.56   $   145.74
---------------------------------------------------------------------------------------------

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE(2)     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)          1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      17.45%       21.78%       26.28%       30.94%       35.77%
End of Year Balance         $11,745.00   $12,178.39   $12,627.77   $13,093.74   $13,576.90
Estimated Annual Expenses   $   151.12   $   156.70   $   162.48   $   168.48   $   174.69
---------------------------------------------------------------------------------------------


CLASS A WITHOUT FRONT END
SALES CHARGE(2)               YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.31%           1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       3.69%           7.52%       11.48%       15.60%       19.86%
End of Year Balance         $10,369.00      $10,751.62   $11,148.35   $11,559.72   $11,986.28
Estimated Annual Expenses   $   133.42      $   138.34   $   143.44   $   148.74   $   154.23
---------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END
SALES CHARGE(2)               YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      24.29%       28.87%       33.63%       38.56%       43.67%
End of Year Balance         $12,428.57   $12,887.19   $13,362.72   $13,855.81   $14,367.09
Estimated Annual Expenses   $   159.92   $   165.82   $   171.94   $   178.28   $   184.86
---------------------------------------------------------------------------------------------


CLASS B(2)                    YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.06%           2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       2.94%           5.97%        9.08%       12.29%       15.59%
End of Year Balance         $10,294.00      $10,596.64   $10,908.18   $11,228.89   $11,559.01
Estimated Annual Expenses   $   209.03      $   215.17   $   221.50   $   228.01   $   234.72
---------------------------------------------------------------------------------------------

CLASS B(2)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.06%        2.06%        2.06%        1.31%        1.31%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      18.99%       22.49%       26.09%       30.74%       35.56%
End of Year Balance         $11,898.85   $12,248.68   $12,608.79   $13,074.05   $13,556.48
Estimated Annual Expenses   $   241.62   $   248.72   $   256.03   $   168.22   $   174.43
---------------------------------------------------------------------------------------------

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

CLASS C(2)                    YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.06%           2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       2.94%           5.97%        9.08%       12.29%       15.59%
End of Year Balance         $10,294.00      $10,596.64   $10,908.18   $11,228.89   $11,559.01
Estimated Annual Expenses   $   209.03      $   215.17   $   221.50   $   228.01   $   234.72
---------------------------------------------------------------------------------------------

CLASS C(2)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      18.99%       22.49%       26.09%       29.79%       33.61%
End of Year Balance         $11,898.85   $12,248.68   $12,608.79   $12,979.49   $13,361.08
Estimated Annual Expenses   $   241.62   $   248.72   $   256.03   $   263.56   $   271.31
---------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted. In addition, any redemption fee that might apply in year one for Class A shares, has not been deducted.


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


The fund's investment objectives are high current income and, secondarily, capital appreciation. The fund's investment objectives may be changed by the Board of Trustees without shareholder approval.

    The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.
    The fund considers a company to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Companies in the real estate industry may include, but are not limited to, real estate investment trusts (REITs) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage backed securities (MBS), commercial property whole loans, and other types of equity and debt securities related to the real estate industry.
    It is the fund's intention to invest between 30% and 70% of its total assets in common stocks of companies principally engaged in the real estate industry. The actual percentage of these common stocks in the fund's portfolio may vary over time based upon the portfolio managers' assessment of market conditions.
    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds"). The fund will only invest in non-investment grade securities that are rated CCC or higher by Standard & Poor's or Fitch, Inc., or rated Caa or higher by Moody's Investor Service, Inc., or unrated securities to be deemed to be of comparable quality.
    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the fund's net assets.
    The fund may invest up to 25% of its assets in foreign securities.
    The fund may invest up to 15% of its net assets in illiquid securities.
    The fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, the fund must satisfy an asset diversification test applicable to regulated investment companies. This asset diversification test is described in the fund's Statement of Additional Information. The fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.
    The fund's investments in the types of securities described in this prospectus vary, from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase or, in the case of short sales, at the time the security is sold short.

    The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g. share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

    The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.

    The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.
    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.
    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.
    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.
    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Mortgage-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value of its shares will tend to decline if market interest rates rise. Falling interest rates may also prompt some issuers to refinance existing debt possibly causing the fund to reinvest in debt securities with lower interest rates causing your investment in the fund to lose value.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Lower Rated Securities Risk--Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage in short sales.

    Non-Diversification Risk--Because it is non-diversified, the fund may invest in fewer issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
    Liquidity Risk--A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings will be disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund will be available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information will be located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which will be available at http://www.aiminvestments.com.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Institutional (N.A.), Inc. (the subadvisor or Invesco Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia, 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $250 million, 0.74% of the next $250 million, 0.73% of the next $500 million, 0.72% of the next $1.5 billion, 0.71% of the next $2.5 billion, 0.70% of the next $2.5 billion, 0.69% of the next $2.5 billion and 0.68% of the amount over $10 billion of average daily net assets. During the Closed-End Fund's, the fund's predecessor, fiscal year ended December 31, 2006, the advisor received compensation of 0.74% of average daily net assets attributable to Common Shares after fee waivers. During the period January 1, 2007, to August 31, 2007, the advisor received compensation at the annual rate of 0.68% of average daily net assets after fees and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the fiscal period ended August 31.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark D. Blackburn, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1998.

- Paul S. Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1998.

- Jim W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1989.


    They are assisted by the subadvisor's Real Estate Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of members of the team, may be found on the advisor's website at http://www.aiminvestments.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Closed-End Fund, the fund's predecessor, a description of their compensation structure, and information regarding other accounts they manage.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Select Real Estate Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus. A redemption fee of 2.00% will be deducted from the redemption amount if you sell or exchange Class A shares received in connection with the reorganization of the Closed-End Fund after holding them less than 12 months after March 12, 2007.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

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                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table shows (a) the fund's financial history for the fiscal period ended August 31, 2007, and (b) the Closed-End Fund's, the fund's predecessor, financial history from the fund's inception. The financial highlights table is intended to help you understand the fund's and the Closed-End Fund's financial performance. The fund has the same investment objectives and similar investment policies as the Closed-End Fund. Certain information reflects financial results for a single fund or Closed-End Fund share as applicable.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).


    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


    Prior to March 12, 2007 the fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.



                                                                              CLASS A*
                                    ---------------------------------------------------------------------------------------------
                                                                                                                    MAY 31, 2002
                                    JANUARY 1, 2007                                                                 (COMMENCEMENT
                                          TO                          YEAR ENDED DECEMBER 31,                         DATE) TO
                                      AUGUST 31,          ------------------------------------------------          DECEMBER 31,
                                         2007               2006          2005          2004        2003                2002
                                    ---------------       --------      --------      --------    --------          -------------
Net asset value, beginning of
  period                                $  17.35          $  17.49      $  20.02      $  17.83    $  12.83            $  14.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.44(a)           0.86          0.90          0.85        0.95(b)             0.49(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         (1.54)             3.88         (0.36)         3.16        5.33               (1.35)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions to auction rate
  preferred shareholders of
  Closed-End Fund from net
  investment income(c)                       N/A             (0.20)        (0.17)        (0.08)      (0.06)              (0.04)
=================================================================================================================================
    Total from investment
      operations                           (1.10)             4.54          0.37          3.93        6.22               (0.90)
=================================================================================================================================
Less offering costs charged to
  paid-in-capital:
  Offering costs on common shares
    of Closed-End Fund                        --                --            --            --          --               (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate
    preferred shares of Closed-End
    Fund                                      --                --            --            --       (0.00)              (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share
    offering of Closed-End Fund               --                --            --            --       (0.00)              (0.00)
=================================================================================================================================
    Total offering costs charged
      to paid-in capital of
      Closed-End Fund                         --                --            --            --       (0.00)              (0.10)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 (0.38)            (0.89)        (1.24)        (1.24)      (0.79)              (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  (0.09)            (3.84)        (1.66)        (0.50)         --                  --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                           --                --            --            --       (0.43)              (0.08)
=================================================================================================================================
    Total distributions                    (0.47)            (4.73)        (2.90)        (1.74)      (1.22)              (0.50)
=================================================================================================================================
Increase from common shares of
  Closed-End Fund repurchased                 --              0.05            --            --          --                  --
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                       0.49               N/A           N/A           N/A         N/A                 N/A
=================================================================================================================================
Net asset value, end of period          $  16.27          $  17.35      $  17.49      $  20.02    $  17.83            $  12.83
=================================================================================================================================
Market value per common share of
  Closed-End Fund                            N/A          $  16.67      $  14.98      $  17.50    $  16.59            $  12.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return at net asset value            (3.59)%(d)(e)     29.15%(f)      4.44%(f)     24.43%(f)    51.41%(f)          (6.90)%(f)
=================================================================================================================================
Market value return(f)                       N/A             44.88%         2.33%        16.89%      46.95%             (14.73)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $224,000          $678,394      $698,380      $799,358    $712,069            $511,940
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                          1.08%(g)          0.96%(h)      0.95%(h)      0.93%(h)     1.00%(b)(h)    1.02%(b)(h)(i)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements                  1.23%(g)          1.33%(h)      1.33%(h)      1.32%(h)     1.41%(b)(h)    1.43%(b)(h)(i)
=================================================================================================================================
Ratio of net investment income to
  average net assets                        3.82%(g)          4.59%(h)      4.70%(h)      4.64%(h)     6.46%(b)(h)    6.28%(b)(h)(i)
=================================================================================================================================
Ratio of distributions to auction
  rate preferred shareholders of
  Closed-End Fund to average net
  assets attributable to common
  shares of Closed-End Fund                  N/A              1.30%(i)      0.86%         0.42%       0.43%               0.50%(i)
=================================================================================================================================
Portfolio turnover rate(j)                    24%               23%           17%           19%         37%                 35%
=================================================================================================================================
Auction rate preferred shares of
  Closed-End Fund:
  Liquidation value, end of period
    (000s omitted)                           N/A                --      $205,000      $205,000    $205,000            $205,000
=================================================================================================================================
  Total shares outstanding                   N/A                --         8,200         8,200       8,200               8,200
=================================================================================================================================
  Asset coverage per share                   N/A                --      $110,168      $122,483    $111,838            $ 87,432
=================================================================================================================================
  Liquidation and market value per
    share                                    N/A                --      $ 25,000      $ 25,000    $ 25,000            $ 25,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(*) Prior to March 12, 2007 the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to the Reorganization.


(a) Calculated using average shares outstanding.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


(b) As a result of changes in accounting principles generally accepted in the United States of America, the Closed-End Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (commencement date) through December 31, 2002.


(c) Based on average number of common shares outstanding of Closed-End Fund.


(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(e) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(f) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value of Closed-End Fund over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Closed-End Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Closed-End Fund's dividend reinvestment plan. Not annualized for periods less than one year.


(g) Ratios are annualized and based on average daily net assets of $417,801,298.


(h) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders of Closed-End Fund; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares of Closed-End Fund.


(i) Annualized.


(j) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                   CLASS B             CLASS C
                                                                -------------       -------------
                                                                MARCH 9, 2007       MARCH 9, 2007
                                                                (COMMENCEMENT       (COMMENCEMENT
                                                                  DATE) TO            DATE) TO
                                                                 AUGUST 31,          AUGUST 31,
                                                                    2007                2007
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $17.34              $17.34
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.22                0.22
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.56)              (1.56)
=================================================================================================
    Total from investment operations                                (1.34)              (1.34)
=================================================================================================
Less dividends from net investment income                           (0.24)              (0.24)
=================================================================================================
Redemption fees added to shares of beneficial interest               0.47                0.47
=================================================================================================
Net asset value, end of period                                     $16.23              $16.23
_________________________________________________________________________________________________
=================================================================================================
Total return(b)(c)                                                  (5.10)%             (5.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  162              $  356
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets(d)                           2.04%               2.04%
=================================================================================================
Ratio of net investment income to average net assets(d)              2.86%               2.86%
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                             24%                 24%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(d) Ratios are annualized and based on average daily net assets of $78,209 and $82,050 for Class B and Class C shares, respectively.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Select Real Estate Income Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SREI-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                        AIM STRUCTURED CORE FUND

                                                                     PROSPECTUS
                                                              DECEMBER 20, 2007

AIM Structured Core Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------

PERFORMANCE INFORMATION                              1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3
------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4
Risks                                                5

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 6
Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
  No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.
    The fund uses the S&P 500--Registered Trademark-- Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.
    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk                       Leverage Risk                                 Derivatives Risk
Interest Rate Risk                Equity Securities Risk                        Concentration Risk
Foreign Securities Risk           Credit Risk                                   Management Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your                                                         INVESTOR
investment)                           CLASS A     CLASS B     CLASS C     CLASS R      CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)           5.50%       None        None        None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)      None
-----------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------------------------
(expenses that are deducted from                                                        INVESTOR
fund assets)                            CLASS A     CLASS B     CLASS C     CLASS R     CLASS
-------------------------------------------------------------------------------------------------
Management Fees                           0.60%       0.60%       0.60%       0.60%       0.60%

Distribution and/or Service (12b-1)
Fees                                      0.25        1.00        1.00        0.50        0.25

Other Expenses                            6.03        6.03        6.03        6.03        6.03

Acquired Fund Fees and Expenses(3)        0.01        0.01        0.01        0.01        0.01

Total Annual Fund Operating Expenses      6.89        7.64        7.64        7.14        6.89

Fee Waiver(4)                             5.86        5.86        5.86        5.86        5.86

Net Annual Fund Operating Expenses        1.03        1.78        1.78        1.28        1.03
-------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information -- Contingent Deferred Sales Charges (CDSCs)."


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnote 4. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Investor Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 1.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and


    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------
Class A                                 $649      $1,978     $3,256     $6,248
Class B                                  681       2,017      3,373      6,373(1)
Class C                                  281       1,717      3,173      6,489
Class R                                  130       1,580      2,968      6,187
Investor Class                           105       1,511      2,864      6,029
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------
Class A                                 $649      $1,978     $3,256     $6,248
Class B                                  181       1,717      3,173      6,373(1)
Class C                                  181       1,717      3,173      6,489
Class R                                  130       1,580      2,968      6,187
Investor Class                           105       1,511      2,864      6,029
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A Shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.03%         6.89%         6.89%         6.89%         6.89%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses         (1.75%)       (3.61%)       (5.43%)       (7.21%)       (8.97%)
End of Year Balance                  $ 9,825.17    $ 9,639.47    $ 9,457.28    $ 9,278.54    $ 9,103.18
Estimated Annual Expenses            $   649.27    $   670.56    $   657.88    $   645.45    $   633.25
--------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
Annual Expense Ratio(1)                   6.89%         6.89%         6.89%         6.89%         6.89%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses        (10.69%)      (12.38%)      (14.03%)      (15.66%)      (17.25%)
End of Year Balance                  $ 8,931.13    $ 8,762.33    $ 8,596.72    $ 8,434.24    $ 8,274.83
Estimated Annual Expenses            $   621.28    $   609.54    $   598.02    $   586.72    $   575.63
--------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.03%         6.89%         6.89%         6.89%         6.89%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.97%         2.00%         0.08%        (1.81%)       (3.67%)
End of Year Balance                  $10,397.00    $10,200.50    $10,007.71    $ 9,818.56    $ 9,632.99
Estimated Annual Expenses            $   105.04    $   709.58    $   696.17    $   683.01    $   670.11
--------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   6.89%         6.89%         6.89%         6.89%         6.89%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         (5.49%)       (7.28%)       (9.03%)      (10.75%)      (12.44%)
End of Year Balance                  $ 9,450.93    $ 9,272.30    $ 9,097.06    $ 8,925.12    $ 8,756.44
Estimated Annual Expenses            $   657.44    $   645.02    $   632.82    $   620.86    $   609.13
--------------------------------------------------------------------------------------------------------

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.78%        7.64%        7.64%        7.64%        7.64%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.22%        0.49%       (2.16%)      (4.74%)      (7.26%)
End of Year Balance           $10,322.00   $10,049.50   $ 9,784.19   $ 9,525.89   $ 9,274.41
Estimated Annual Expenses     $   180.87   $   778.19   $   757.65   $   737.65   $   718.17
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            7.64%        7.64%        7.64%        6.89%        6.89%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        (9.70%)     (12.09%)     (14.41%)     (16.03%)     (17.61%)
End of Year Balance           $ 9,029.56   $ 8,791.18   $ 8,559.09   $ 8,397.33   $ 8,238.62
Estimated Annual Expenses     $   699.21   $   680.75   $   662.78   $   584.15   $   573.11
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.78%        7.64%        7.64%        7.64%        7.64%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.22%        0.49%       (2.16%)      (4.74%)      (7.26%)
End of Year Balance           $10,322.00   $10,049.50   $ 9,784.19   $ 9,525.89   $ 9,274.41
Estimated Annual Expenses     $   180.87   $   778.19   $   757.65   $   737.65   $   718.17
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            7.64%        7.64%        7.64%        7.64%        7.64%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        (9.70%)     (12.09%)     (14.41%)     (16.67%)     (18.87%)
End of Year Balance           $ 9,029.56   $ 8,791.18   $ 8,559.09   $ 8,333.13   $ 8,113.14
Estimated Annual Expenses     $   699.21   $   680.75   $   662.78   $   645.28   $   628.25
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.28%        7.14%        7.14%        7.14%        7.14%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.72%        1.50%       (0.67%)      (2.80%)      (4.88%)
End of Year Balance           $10,372.00   $10,150.04   $ 9,932.83   $ 9,720.27   $ 9,512.25
Estimated Annual Expenses     $   130.38   $   732.64   $   716.96   $   701.62   $   686.60
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            7.14%        7.14%        7.14%        7.14%        7.14%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        (6.91%)      (8.91%)     (10.85%)     (12.76%)     (14.63%)
End of Year Balance           $ 9,308.69   $ 9,109.48   $ 8,914.54   $ 8,723.77   $ 8,537.08
Estimated Annual Expenses     $   671.91   $   657.53   $   643.46   $   629.69   $   616.21
--------------------------------------------------------------------------------------------

INVESTOR CLASS                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.03%        6.89%        6.89%        6.89%        6.89%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.97%        2.00%        0.08%       (1.81%)      (3.67%)
End of Year Balance           $10,397.00   $10,200.50   $10,007.71   $ 9,818.56   $ 9,632.99
Estimated Annual Expenses     $   105.04   $   709.58   $   696.17   $   683.01   $   670.11
--------------------------------------------------------------------------------------------

INVESTOR CLASS                  YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            6.89%        6.89%        6.89%        6.89%        6.89%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        (5.49%)      (7.28%)      (9.03%)     (10.75%)     (12.44%)
End of Year Balance           $ 9,450.93   $ 9,272.30   $ 9,097.06   $ 8,925.12   $ 8,756.44
Estimated Annual Expenses     $   657.44   $   645.02   $   632.82   $   620.86   $   609.13
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500--Registered Trademark-- Index (the benchmark index). The fund uses the S&P 500--Registered Trademark-- Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500--Registered Trademark-- Index and the return of the portfolio.

    The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Derivatives Risk--The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Institutional (N.A.), Inc. (the subadvisor or Invesco Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended August 31, 2007, the advisor did not receive any compensation from the fund after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of Invesco Institutional's Structured Products Group (SPG) Portfolio Management Team who has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

- Maureen Donnellan, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1974.

- W. Lawson McWhorter, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. In 2004, he was Head Trader for Managed Quantitative Advisors. From 2000 to 2003, he was Managing Partner at Balsam Capital Management, LLC.

- William E. Merson, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1984.

- Daniel Tsai, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Anne M. Unflat, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1988.

    The portfolio managers are assisted by the U.S. SPG Research Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Structured Core Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information -- Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    As of the date of this prospectus, the Investor Class shares had not yet commenced operations and, therefore, financial information for such shares is not available.


                                                                            CLASS A
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                 YEAR            (COMMENCEMENT
                                                                ENDED            DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
                                                              ----------       ------------------
Net asset value, beginning of period                            $10.19               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08(a)              0.04
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.18                 0.19
=================================================================================================
Less dividends from net investment income                        (0.18)                  --
=================================================================================================
Net asset value, end of period                                  $11.19               $10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.60%                1.90%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,532               $  985
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.02%(c)             1.06%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.88%(c)            10.44%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.67%(c)             0.95%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,323,329


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                            CLASS B
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
                                                              ----------       ------------------
Net asset value, beginning of period                            $10.16               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)             0.01
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.09                 0.16
=================================================================================================
Less dividends from net investment income                        (0.11)                  --
=================================================================================================
Net asset value, end of period                                  $11.14               $10.16
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  10.74%                1.60%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  847               $  640
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.77%(c)             1.81%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.63%(c)            11.19%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)            0.20%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $773,468.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                            CLASS C
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
                                                              ----------       ------------------
Net asset value, beginning of period                            $10.16               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)             0.01
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.09                 0.16
=================================================================================================
Less dividends from net investment income                        (0.11)                  --
=================================================================================================
Net asset value, end of period                                  $11.14               $10.16
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  10.74%                1.60%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,043               $  625
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.77%(c)             1.81%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.63%(c)            11.19%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)            0.20%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $807,840.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                            CLASS R
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
                                                              ----------       ------------------
Net asset value, beginning of period                            $10.18               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05(a)              0.03
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.15                 0.18
=================================================================================================
Less dividends from net investment income                        (0.16)                  --
=================================================================================================
Net asset value, end of period                                  $11.17               $10.18
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.33%                1.80%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  684               $  611
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.27%(c)             1.31%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.13%(c)            10.69%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.42%(c)             0.70%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $675,367.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Structured Core Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SCOR-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                      AIM STRUCTURED GROWTH FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007


AIM Structured Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 6
Portfolio Managers                                   6
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.

    The fund uses the Russell 1000--Registered Trademark Growth Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk            Interest Rate Risk       Derivatives Risk    Management Risk
Growth Investing Risk  Credit Risk              Leverage Risk
Equity Securities      Foreign Securities Risk  Concentration Risk
Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%      None       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)    5.00%      1.00%       None(1)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------------------
(expenses that are deducted from fund assets)      CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------------------------
Management Fees                                     0.60%      0.60%      0.60%      0.60%

Distribution and/or Service (12b-1) Fees            0.25       1.00       1.00       0.50

Other Expenses                                      0.44       0.44       0.44       0.44

Acquired Fund Fees and Expenses                     0.00       0.00       0.00       0.00

Total Annual Fund Operating Expenses                1.29       2.04       2.04       1.54

Fee Waiver(3)                                       0.28       0.28       0.28       0.28

Net Annual Fund
Operating Expenses                                  1.01       1.76       1.76       1.26
-------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense (excluding certain items discussed below) of Class A, Class B, Class C and Class R shares to 1.00%, 1.75%, 1.75% and 1.25% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;
    (ii) redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $647     $910     $1,193     $1,998
Class B                                      679      913      1,272      2,153(1)
Class C                                      279      613      1,072      2,347
Class R                                      128      459        813      1,811
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $647     $910     $1,193     $1,998
Class B                                      179      613      1,072      2,153(1)
Class C                                      179      613      1,072      2,347
Class R                                      128      459        813      1,811
--------------------------------------------------------------------------------



(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:



  - You invest $10,000 in the fund and hold it for the entire 10 year period;


  - Your investment has a 5% return before expenses each year;


  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.01%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (1.73%)        1.92%        5.70%        9.62%       13.69%
End of Year Balance            $9,827.06   $10,191.64   $10,569.75   $10,961.89   $11,368.57
Estimated Annual Expenses      $  647.35   $   129.12   $   133.91   $   138.88   $   144.03
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)             1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         17.90%       22.28%       26.81%       31.52%       36.40%
End of Year Balance            $11,790.35   $12,227.77   $12,681.42   $13,151.90   $13,639.83
Estimated Annual Expenses      $   149.38   $   154.92   $   160.66   $   166.62   $   172.81
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.01%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.99%        7.85%       11.85%       16.00%       20.30%
End of Year Balance           $10,399.00   $10,784.80   $11,184.92   $11,599.88   $12,030.24
Estimated Annual Expenses     $   103.01   $   136.64   $   141.70   $   146.96   $   152.41
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.77%       29.39%       34.19%       39.17%       44.34%
End of Year Balance           $12,476.56   $12,939.44   $13,419.49   $13,917.35   $14,433.69
Estimated Annual Expenses     $   158.07   $   163.93   $   170.02   $   176.32   $   182.86
--------------------------------------------------------------------------------------------

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.76%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.24%        6.30%        9.44%       12.68%       16.02%
End of Year Balance           $10,324.00   $10,629.59   $10,944.23   $11,268.18   $11,601.71
Estimated Annual Expenses     $   178.85   $   213.73   $   220.05   $   226.57   $   233.27
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.04%        2.04%        2.04%        1.29%        1.29%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.45%       22.99%       26.63%       31.33%       36.20%
End of Year Balance           $11,945.12   $12,298.70   $12,662.74   $13,132.53   $13,619.75
Estimated Annual Expenses     $   240.18   $   247.29   $   254.61   $   166.38   $   172.55
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.76%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.24%        6.30%        9.44%       12.68%       16.02%
End of Year Balance           $10,324.00   $10,629.59   $10,944.23   $11,268.18   $11,601.71
Estimated Annual Expenses     $   178.85   $   213.73   $   220.05   $   226.57   $   233.27
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.04%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.45%       22.99%       26.63%       30.38%       34.23%
End of Year Balance           $11,945.12   $12,298.70   $12,662.74   $13,037.56   $13,423.47
Estimated Annual Expenses     $   240.18   $   247.29   $   254.61   $   262.14   $   269.90
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.26%        1.54%        1.54%        1.54%        1.54%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.74%        7.33%       11.04%       14.89%       18.86%
End of Year Balance           $10,374.00   $10,732.94   $11,104.30   $11,488.51   $11,886.01
Estimated Annual Expenses     $   128.36   $   162.52   $   168.15   $   173.96   $   179.98
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.54%        1.54%        1.54%        1.54%        1.54%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.97%       27.23%       31.63%       36.18%       40.90%
End of Year Balance           $12,297.27   $12,722.75   $13,162.96   $13,618.40   $14,089.60
Estimated Annual Expenses     $   186.21   $   192.65   $   199.32   $   206.22   $   213.35
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark Growth Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark Growth Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark Growth Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Institutional (N.A.), Inc. (the subadvisor or Invesco Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended August 31, 2007, the advisor received compensation of 0.46% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of Invesco Institutional's Structured Products Group (SPG) Portfolio Management Team who has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.


- Daniel A. Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Glen E. Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Anthony J. Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Francis M. Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1987.

    The portfolio managers are assisted by the U.S. SPG Research Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Structured Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                          CLASS A
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.93             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.02               0.11
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.53              (0.18)
=============================================================================================
    Total from investment operations                              1.55              (0.07)
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)                --
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.01)                --
=============================================================================================
    Total distributions                                          (0.03)                --
=============================================================================================
Net asset value, end of period                                  $11.45             $ 9.93
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  15.63%             (0.70)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,481             $  862
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.01%(c)           1.03%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.29%(c)           5.52%(d)
=============================================================================================
Ratio of net investment income to average net assets              0.17%(c)           2.57%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          91%                 7%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $4,708,137.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS B
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.90             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                (0.07)              0.08
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.53              (0.18)
=============================================================================================
    Total from investment operations                              1.46              (0.10)
=============================================================================================
  Less distributions from net realized gains                     (0.01)                --
=============================================================================================
Net asset value, end of period                                  $11.35             $ 9.90
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  14.76%             (1.00)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  472             $  662
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.76%(c)           1.78%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.04%(c)           6.27%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.58)%(c)          1.82%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          91%                 7%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $851,148.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                          CLASS C
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.90             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                (0.07)              0.08
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.53              (0.18)
=============================================================================================
    Total from investment operations                              1.46              (0.10)
=============================================================================================
  Less distributions from net realized gains                     (0.01)                --
=============================================================================================
Net asset value, end of period                                  $11.35             $ 9.90
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  14.76%             (1.00)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,065             $  599
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.76%(c)           1.78%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.04%(c)           6.27%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.58)%(c)          1.82%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          91%                 7%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,260,933.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS R
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.92             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                (0.01)              0.10
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.54              (0.18)
=============================================================================================
    Total from investment operations                              1.53              (0.08)
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.00)                --
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.01)                --
=============================================================================================
    Total distributions                                          (0.01)                --
=============================================================================================
Net asset value, end of period                                  $11.44             $ 9.92
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  15.46%             (0.80)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   13             $  595
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(c)           1.28%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.54%(c)           5.77%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)          2.32%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          91%                 7%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $517,867.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Structured Growth Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SGRO-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                       AIM STRUCTURED VALUE FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007


AIM Structured Value Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           -------------------------
                           AIM STRUCTURED VALUE FUND
                           -------------------------

TABLE OF CONTENTS
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RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4
Risks                                                4
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 6
Portfolio Managers                                   6
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
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The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                           AIM STRUCTURED VALUE FUND
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RISK/RETURN SUMMARY
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INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.

    The fund uses the Russell 1000--Registered Trademark-- Value Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk             Interest Rate Risk       Derivatives Risk    Management Risk
Value Investing Risk    Credit Risk              Leverage Risk
Equity Securities Risk  Foreign Securities Risk  Concentration Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
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No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

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                           AIM STRUCTURED VALUE FUND
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FEE TABLE AND EXPENSE EXAMPLE
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FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
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(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
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Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%        None(1)
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ANNUAL FUND OPERATING EXPENSES(2)
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(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C     CLASS R
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Management Fees                         0.60%       0.60%       0.60%       0.60%

Distribution and/or Service (12b-1)
Fees                                    0.25        1.00        1.00        0.50

Other Expenses                          0.51        0.51        0.51        0.51

Acquired Fund Fees and Expenses         0.00        0.00        0.00        0.00

Total Annual Fund Operating Expenses    1.36        2.11        2.11        1.61

Fee Waiver(3)                           0.35        0.35        0.35        0.35

Net Annual Fund Operating Expenses      1.01        1.76        1.76        1.26
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(1) A contingent deferred sales charge may apply in some cases. See "General Information -- Contingent Deferred Sales Charges (CDSCs)."


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense (excluding certain items discussed below) of Class A, Class B, Class C and Class R shares to 1.00%, 1.75%, 1.75% and 1.25% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;
    (ii)  redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and


    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
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Class A                                     $647    $  924    $1,222     $2,066
Class B                                      679       927     1,302      2,222(1)
Class C                                      279       627     1,102      2,414
Class R                                      128       474       843      1,882
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                           AIM STRUCTURED VALUE FUND
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    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
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Class A                                     $647    $  924    $1,222     $2,066
Class B                                      179       627     1,102      2,222(1)
Class C                                      179       627     1,102      2,414
Class R                                      128       474       843      1,882
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(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
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The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
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Annual Expense Ratio(1)                   1.01%         1.36%         1.36%         1.36%         1.36%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses         (1.73%)        1.85%         5.55%         9.40%        13.38%
End of Year Balance                  $ 9,827.06    $10,184.76    $10,555.49    $10,939.70    $11,337.91
Estimated Annual Expenses            $   647.35    $   136.08    $   141.03    $   146.17    $   151.49
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CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
Annual Expense Ratio(1)                   1.36%         1.36%         1.36%         1.36%         1.36%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         17.51%        21.78%        26.22%        30.81%        35.57%
End of Year Balance                  $11,750.61    $12,178.33    $12,621.62    $13,081.05    $13,557.20
Estimated Annual Expenses            $   157.00    $   162.72    $   168.64    $   174.78    $   181.14
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CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
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Annual Expense Ratio(1)                   1.01%         1.36%         1.36%         1.36%         1.36%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.99%         7.78%        11.70%        15.76%        19.98%
End of Year Balance                  $10,399.00    $10,777.52    $11,169.83    $11,576.41    $11,997.79
Estimated Annual Expenses            $   103.01    $   144.00    $   149.24    $   154.67    $   160.30
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CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
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Annual Expense Ratio(1)                   1.36%         1.36%         1.36%         1.36%         1.36%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         24.35%        28.87%        33.56%        38.42%        43.46%
End of Year Balance                  $12,434.51    $12,887.12    $13,356.22    $13,842.38    $14,346.24
Estimated Annual Expenses            $   166.14    $   172.19    $   178.45    $   184.95    $   191.68
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CLASS B(2)                             YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
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Annual Expense Ratio(1)                   1.76%         2.11%         2.11%         2.11%         2.11%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.24%         6.22%         9.29%        12.45%        15.70%
End of Year Balance                  $10,324.00    $10,622.36    $10,929.35    $11,245.21    $11,570.19
Estimated Annual Expenses            $   178.85    $   220.98    $   227.37    $   233.94    $   240.70
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CLASS B(2)                             YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
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Annual Expense Ratio(1)                   2.11%         2.11%         2.11%         1.36%         1.36%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         19.05%        22.49%        26.03%        30.61%        35.37%
End of Year Balance                  $11,904.57    $12,248.62    $12,602.60    $13,061.34    $13,536.77
Estimated Annual Expenses            $   247.66    $   254.82    $   262.18    $   174.51    $   180.87
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                           AIM STRUCTURED VALUE FUND
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CLASS C(2)                             YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
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Annual Expense Ratio(1)                   1.76%         2.11%         2.11%         2.11%         2.11%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.24%         6.22%         9.29%        12.45%        15.70%
End of Year Balance                  $10,324.00    $10,622.36    $10,929.35    $11,245.21    $11,570.19
Estimated Annual Expenses            $   178.85    $   220.98    $   227.37    $   233.94    $   240.70
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CLASS C(2)                             YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
Annual Expense Ratio(1)                   2.11%         2.11%         2.11%         2.11%         2.11%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         19.05%        22.49%        26.03%        29.67%        33.42%
End of Year Balance                  $11,904.57    $12,248.62    $12,602.60    $12,966.82    $13,341.56
Estimated Annual Expenses            $   247.66    $   254.82    $   262.18    $   269.76    $   277.55
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CLASS R                                YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
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Annual Expense Ratio(1)                   1.26%         1.61%         1.61%         1.61%         1.61%
Cumulative Return Before Expenses         5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After Expenses          3.74%         7.26%        10.89%        14.65%        18.54%
End of Year Balance                  $10,374.00    $10,725.68    $11,089.28    $11,465.21    $11,853.88
Estimated Annual Expenses            $   128.36    $   169.85    $   175.61    $   181.56    $   187.72
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CLASS R                                YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
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Annual Expense Ratio(1)                   1.61%         1.61%         1.61%         1.61%         1.61%
Cumulative Return Before Expenses        34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After Expenses         22.56%        26.71%        31.01%        35.45%        40.04%
End of Year Balance                  $12,255.72    $12,671.19    $13,100.74    $13,544.86    $14,004.03
Estimated Annual Expenses            $   194.08    $   200.66    $   207.46    $   214.50    $   221.77
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(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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OBJECTIVE AND STRATEGIES


The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Value Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark-- Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark-- Value Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

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                           AIM STRUCTURED VALUE FUND
                           -------------------------

    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their value.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
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The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

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                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
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 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
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 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
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    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

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                           AIM STRUCTURED VALUE FUND
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FUND MANAGEMENT
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THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Institutional (N.A.), Inc. (the subadvisor or Invesco Institutional) is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended August 31, 2007, the advisor received compensation of 0.40% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of Invesco Institutional's Structured Products Group (SPG) Portfolio Management Team who has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.


- Daniel A. Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Glen E. Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Anthony J. Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Francis M. Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1987.

    The portfolio managers are assisted by the U.S. SPG Research Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

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                           AIM STRUCTURED VALUE FUND
                           -------------------------

OTHER INFORMATION
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SALES CHARGES


Purchases of Class A shares of AIM Structured Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

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                           AIM STRUCTURED VALUE FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                          CLASS A
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $10.44             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.14               0.20
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.89               0.24
=============================================================================================
    Total from investment operations                              1.03               0.44
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)                --
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.01)                --
=============================================================================================
    Total distributions                                          (0.07)                --
=============================================================================================
Net asset value, end of period                                  $11.40             $10.44
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   9.80%              4.40%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,011             $  856
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.01%(c)           1.03%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.36%(c)           5.80%(d)
=============================================================================================
Ratio of net investment income to average net assets              1.17%(c)           4.59%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          62%                 5%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,676,030.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           -------------------------
                           AIM STRUCTURED VALUE FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS B
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $10.40             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.05               0.16
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.91               0.24
=============================================================================================
    Total from investment operations                              0.96               0.40
=============================================================================================
Less distributions from net realized gains                       (0.01)                --
=============================================================================================
Net asset value, end of period                                  $11.35             $10.40
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   9.20%              4.00%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  718             $  790
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.76%(c)           1.78%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.11%(c)           6.55%(d)
=============================================================================================
Ratio of net investment income to average net assets              0.42%(c)           3.84%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          62%                 5%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,000,342.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                          CLASS C
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                            $10.40             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.05               0.16
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.89               0.24
=============================================================================================
    Total from investment operations                              0.94               0.40
=============================================================================================
Less distributions from net realized gains                       (0.01)                --
=============================================================================================
Net asset value, end of period                                  $11.33             $10.40
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   9.01%              4.00%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  156             $  632
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.76%(c)           1.78%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.11%(c)           6.55%(d)
=============================================================================================
Ratio of net investment income to average net assets              0.42%(c)           3.84%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          62%                 5%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $617,485.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           -------------------------
                           AIM STRUCTURED VALUE FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                         CLASS R
                                                              ------------------------------
                                                                               MARCH 31,
                                                                                 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED       DATE) TO
                                                              AUGUST 31,       AUGUST 31,
                                                                2007             2006
                                                              ----------       -------------
Net asset value, beginning of period                            $10.42            $10.00
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.11              0.18
--------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.90              0.24
============================================================================================
    Total from investment operations                              1.01              0.42
============================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)               --
--------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.01)               --
============================================================================================
    Total distributions                                          (0.05)               --
============================================================================================
Net asset value, end of period                                  $11.38            $10.42
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   9.65%             4.20%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10            $  625
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(c)          1.28%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.61%(c)          6.05%(d)
============================================================================================
Ratio of net investment income to average net assets              0.92%(c)          4.34%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          62%                5%
____________________________________________________________________________________________
============================================================================================



(a) Calculated using average shares outstanding


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $537,067.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month.

The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
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More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Structured Value Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SVAL-PRO-1            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                          AIM FLOATING RATE FUND
                                                           AIM MULTI-SECTOR FUND

                                              AIM SELECT REAL ESTATE INCOME FUND

                                                        AIM STRUCTURED CORE FUND
                                                      AIM STRUCTURED GROWTH FUND
                                                       AIM STRUCTURED VALUE FUND

                                                                     PROSPECTUS

                                                              December 20, 2007


INSTITUTIONAL CLASSES


AIM Floating Rate Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.


AIM Multi-Sector Fund's investment objective is capital growth.


AIM Select Real Estate Income Fund's investment objectives are high current income and, secondarily, capital appreciation.


AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund's investment objective is long-term growth of capital.

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This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

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                       STRUCTURED GROWTH-STRUCTURED VALUE
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TABLE OF CONTENTS
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RISK/RETURN SUMMARY                                  1
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AIM Floating Rate Fund                               1
AIM Multi-Sector Fund                                1
AIM Select Real Estate Income Fund                   2
AIM Structured Core Fund                             2
AIM Structured Growth Fund                           3
AIM Structured Value Fund                            3
PERFORMANCE INFORMATION                              4
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Annual Total Returns                                 5
Performance Table                                    7
FEE TABLE AND EXPENSE EXAMPLE                        8
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Fee Table                                            8
Expense Example                                      9
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                       10

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INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                             11
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OBJECTIVES AND STRATEGIES                           11
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Floating Rate                                       11
Multi-Sector                                        12
Select Real Estate Income                           13
Structured Core                                     14
Structured Growth                                   15
Structured Value                                    15
RISKS                                               16
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Floating Rate                                       16
Multi-Sector                                        17
Select Real Estate Income                           18
Structured Core                                     20
Structured Growth                                   20
Structured Value                                    21
DISCLOSURE OF PORTFOLIO HOLDINGS                    22
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FUND MANAGEMENT                                     22
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The Advisors                                        22
Advisor Compensation                                23
Portfolio Managers                                  23
OTHER INFORMATION                                   25
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Dividends and Distributions                         25
Suitability for Investors                           25
FINANCIAL HIGHLIGHTS                                26
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GENERAL INFORMATION                                A-1
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Purchasing Shares                                  A-1
Redeeming Shares                                   A-1
Exchanging Shares                                  A-3
Rights Reserved by the Funds                       A-3
Payments to Financial Advisors                     A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                      A-4
Pricing of Shares                                  A-5
Taxes                                              A-6
OBTAINING ADDITIONAL INFORMATION            Back Cover
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The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
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RISK/RETURN SUMMARY
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AIM FLOATING RATE FUND (FLOATING RATE)

INVESTMENT OBJECTIVES

The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in senior secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities.
    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.
    The fund may invest all or substantially all of its assets in floating rate loans or floating rate debt securities that are determined to be below investment grade quality (junk bonds).
    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers.
    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.
    The fund may invest up to 20% of its net assets in other types of debt obligations or securities, including unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.
    The fund may also invest in derivative instruments such as credit-linked notes and collateralized loan obligations.
    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk         Prepayment Risk          Derivatives Risk          Risk Relating to Banking and Financial Services Industries
Interest Rate Risk  Foreign Securities Risk  Leverage Risk             Active Trading Risk
Credit Risk         Liquidity Risk           Non-Diversification Risk  Management Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM MULTI-SECTOR FUND (MULTI-SECTOR)

INVESTMENT OBJECTIVE

The fund's investment objective is capital growth.

PRIMARY INVESTMENT STRATEGIES


The fund invests, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: energy, financial services, health care, leisure and technology.

    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector.
    The principal type of equity securities purchased by the fund is common stock.

    In selecting securities, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    The fund may invest up to 25% of its total assets in foreign securities. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

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     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
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PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk             Energy Sector Risk              Technology Sector Risk                 Management Risk
Equity Securities Risk  Financial Services Sector Risk  Unseasoned Issuer Risk
Foreign Securities      Health Care Sector Risk         Market Capitalization Risk
Risk
                        Leisure Sector Risk             Independent Management of Sector Risk
Sector Fund Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM SELECT REAL ESTATE INCOME FUND (SELECT REAL ESTATE INCOME)


INVESTMENT OBJECTIVES


The fund's investment objectives are high current income and, secondarily, capital appreciation.


PRIMARY INVESTMENT STRATEGIES


The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.


    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds").


    The fund may invest up to 25% of its total assets in foreign securities.


    The fund may engage in short sale transactions.


    The portfolio managers evaluate securities based primarily on the relative attractiveness of income, with a secondary consideration for potential capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives.


    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.


PRINCIPAL RISKS


Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk              Mortgage-Backed Securities Risk  Short Sales Risk          Management Risk
Equity Securities Risk   Interest Rate Risk               Non-Diversification Risk
Real Estate Risk         Credit Risk                      Liquidity Risk
Foreign Securities Risk  Lower Rated Securities Risk      Concentration Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.


    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM STRUCTURED CORE FUND (STRUCTURED CORE)

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.
    The fund uses the S&P 500--Registered Trademar--Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.
    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Leverage Risk           Derivatives Risk
Interest Rate Risk       Equity Securities Risk  Concentration Risk
Foreign Securities Risk  Credit Risk             Management Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM STRUCTURED GROWTH FUND (STRUCTURED GROWTH)

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.
    The fund uses the Russell 1000--Registered Trademark--Growth Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.
    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk            Interest Rate Risk       Derivatives Risk    Management Risk
Growth Investing Risk  Credit Risk              Leverage Risk
Equity Securities      Foreign Securities Risk  Concentration Risk
  Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM STRUCTURED VALUE FUND (STRUCTURED VALUE)

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.
    The fund uses the Russell 1000--Registered Trademark--Value Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.
    The principal type of equity securities purchased by the fund is common stock.
    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk             Interest Rate Risk       Derivatives Risk    Management Risk
Value Investing Risk    Credit Risk              Leverage Risk
Equity Securities Risk  Foreign Securities Risk  Concentration Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in Floating Rate, Multi-Sector and Select Real Estate Income. The funds' past performance (before and after taxes) is not necessarily an indication of their future performance.


    Prior to April 16, 2006, Floating Rate operated as a closed-end fund (Floating Rate Closed-End Fund). Floating Rate Closed-End Fund commenced operations on May 1, 1997 and had the same investment objectives and substantially similar investment policies as Floating Rate. On April 13, 2006, the Floating Rate Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to Floating Rate. The performance information below is that of Floating Rate's Class A shares.


    Prior to March 12, 2007, Select Real Estate Income operated as a closed-end fund (Select Real Estate Income Closed-End Fund). The Select Real Estate Income Closed-End Fund commenced operations on May 31, 2002 and had the same investment objectives and substantially similar investment policies as Select Real Estate Income. On March 12, 2007, the Select Real Estate Income Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to Select Real Estate Income. The performance information below is that of Select Real Estate Income's Class A shares(2).

    No performance information is available for Structured Core, Structured Growth, and Structured Value because they have not yet completed a full calender year of operations. In the future, the funds will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the funds by comparing the funds' performance with a broad measure of market performance and by showing changes in the funds' performance from year to year.

(1) The returns shown in the bar chart for all calendar years other than 2006 are the historical performance of the Floating Rate Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Floating Rate Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Floating Rate Closed-End Fund's Class B shares. The return shown in the bar chart for calendar year 2006 includes, for the period January 1, 2006 to April 13, 2006, the performance of the Floating Rate Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Floating Rate Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Floating Rate Closed-End Fund's Class B shares. If the higher annual management fee applicable to the Floating Rate Closed-End Fund was not reflected, returns for all periods may be higher than those shown in the bar chart.


(2) The returns shown in the bar chart for all periods are the historical performance of the Select Real Estate Income Closed-End Fund's Common Shares, which had no 12b-1 fees. The returns shown in the bar chart for all periods do not reflect the 0.25% annual 12b-1 fee applicable to Select Real Estate Income's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Select Real Estate Income Closed-End Fund. If the 12b-1 fee and other expenses of Select Real Estate Income's Class A shares were reflected, returns for all periods may be lower than those shown in the bar chart.

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     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

FLOATING RATE


The following bar chart shows changes in the performance of Floating Rate's Class A shares from year to year.(1) The bar chart does not reflect sales loads applicable to Floating Rate's Class A shares or the early withdrawal charge applied to the Floating Rate Closed-End Fund's Class B shares. Institutional Class shares are not subject to front-end or back-end sales loads.


                                  (BAR CHART)


------------------------------------------------------------------------------
YEARS                                                                     %
------------------------------------------------------------------------------
 1998                                                                     5.25%
------------------------------------------------------------------------------
 1999                                                                     5.49%
------------------------------------------------------------------------------
 2000                                                                     5.03%
------------------------------------------------------------------------------
 2001                                                                    (1.48)%
------------------------------------------------------------------------------
 2002                                                                     2.76%
------------------------------------------------------------------------------
 2003                                                                     7.06%
------------------------------------------------------------------------------
 2004                                                                     6.36%
------------------------------------------------------------------------------
 2005                                                                     5.00%
------------------------------------------------------------------------------
 2006                                                                     7.02%



    The Institutional Class shares' year-to-date total return as of September 30, 2007 was 1.60%.

    During the periods shown in the bar chart, the highest quarterly return was 3.12% (quarter ended June 30, 2003) and the lowest quarterly return of the Closed-End Fund was -1.89% (quarter ended December 31, 2001).

(1) The returns shown in the bar chart for all calendar years other than 2006 are the historical performance of the Floating Rate Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Floating Rate Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Floating Rate Closed-End Fund's Class B shares. The return shown in the bar chart for calendar year 2006 includes, for the period January 1, 2006 to April 13, 2006, the performance of the Floating Rate Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Floating Rate Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Floating Rate Closed-End Fund's Class B shares. If the higher annual management fee applicable to the Floating Rate Closed-End Fund was not reflected, returns for all periods may be higher than those shown in the bar chart.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


MULTI-SECTOR

The following bar chart shows the performance of the fund's Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
12/31/05...............................................................   16.28%
--------------------------------------------------------------------------------
12/31/06                                                                  13.24%



    The Institutional Class shares' year-to-date total return as of September 30, 2007 was 11.23%.


    During the periods shown in the bar chart, the highest quarterly return was 6.95% (quarter ended September 30, 2005) and the lowest quarterly return was -1.30% (quarter ended June 30, 2006).



SELECT REAL ESTATE INCOME



The following bar chart shows changes in the performance of the fund's Class A shares from year to year(1). The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   51.42%
2004...................................................................   24.43%
2005...................................................................    4.45%
2006...................................................................   29.15%



    The Class A shares' year-to-date total return as of September 30, 2007 was -0.96%.(1)


(1) The Class A shares' year-to-date return includes, for the period January 1, 2007 to March 12, 2007, the performance of the Select Real Estate Income Closed-End Fund's Common Shares, which had no 12b-1 fees. Performance for the period January 1, 2007 to March 12, 2007, does not reflect the 0.25% annual 12b-1 fees applicable to Select Real Estate Income Fund's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Select Real Estate Income Closed-End Fund. If the 12b-1 fee and other expenses of Select Real Estate Income Fund's Class A shares were reflected in the performance for the period January 1, 2007 to March 12, 2007, the Class A shares' year-to-date return may be lower than that shown.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


    During the periods shown in the bar chart, the highest quarterly return based on the net asset value of the Class A shares was 19.24% (quarter ended June 30, 2003) and the lowest quarterly return based on the net asset value of the Class A shares was (9.66)% (quarter ended June 30, 2004).


PERFORMANCE TABLE


The following performance table compares Floating Rate, Multi-Sector and Select Real Estate Income performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
(for the periods ended                                       SINCE          INCEPTION
December 31, 2006)                    1 YEAR     5 YEARS    INCEPTION(1)      DATE
----------------------------------------------------------------------------------------
FLOATING RATE--INSTITUTIONAL
  CLASS(2)                                                                    05/01/97
  Return Before Taxes                   7.25%      5.67%        4.94%
  Return After Taxes on
Distributions                           4.86       3.99         2.65
  Return After Taxes on
Distributions and Sale of Fund
Shares                                  4.66       3.85         2.78
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index(3)                                4.33       5.06         6.36          04/30/97(8)
S&P/LTSA Leveraged Loan Index(3,4)      6.77       5.75         5.32          04/30/97(8)
Lipper Loan Participation Funds
Category Average(3,5)                   6.23       4.53         4.92          04/30/97(8)
----------------------------------------------------------------------------------------
MULTI-SECTOR--INSTITUTIONAL CLASS                                             05/03/04
  Return Before Taxes                  13.24         --        15.70
  Return After Taxes on
Distributions                          12.90         --        15.06
  Return After Taxes on
Distributions and Sale of Fund
Shares                                  8.97         --        13.29
----------------------------------------------------------------------------------------
S&P 500--Registered Trademark--
Index(6)                               15.78         --        11.77          04/30/04(8)
Lipper Multi-Cap Core Funds
Index(6,7)                             14.14         --        12.84          04/30/04(8)
----------------------------------------------------------------------------------------
SELECT REAL ESTATE
INCOME--INSTITUTIONAL CLASS(9)                                                05/31/02(10)
  Return Before Taxes                  29.10         --        20.60
  Return After Taxes on
Distributions                          22.25         --        16.18
  Return After Taxes on
Distributions and Sale of Fund
Shares                                 22.29         --        15.65
----------------------------------------------------------------------------------------
SELECT REAL ESTATE INCOME--CLASS
A(11)                                                                         05/31/02
  Return Before Taxes                  22.03         --        19.17
  Return After Taxes on
    Distributions                      15.57         --        14.81
  Return After Taxes on
    Distributions and Sale of the
    Fund Shares                        17.53         --        14.39
----------------------------------------------------------------------------------------
S&P 500--Registered Trademark--
  Index(12)                            15.78         --         8.34          05/31/02(10)
FTSE NAREIT Equity REITs
  Index(12,13)                         35.06         --        22.81          05/31/02(10)
Custom Select Real Estate Income
  Index(12,14)                         22.13         --        15.89          05/31/02(10)
Lipper Closed-End Real Estate Funds
  Index(12,15)                         36.86         --           --          05/31/02(10)
Lipper Real Estate Funds
  Index(12,16)                         31.46         --        22.18          05/31/02(10)
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Since Inception performance is only provided for a class with less than ten years of performance.

(2) The returns shown are the blended returns of the actual performance of Floating Rate's Institutional Class shares since April 13, 2006, and the historical performance of the Floating Rate Closed-End Fund's Class B shares for periods prior to April 13, 2006, which historical performance reflects the higher annual management fee applicable to the Floating Rate Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Floating Rate Closed-End Fund's Class B shares. The inception date shown in the table is that of the Floating Rate Closed-End Fund's Class B shares. The inception date of Floating Rate's Institutional Class shares is April 13, 2006.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


(3) The Lehman Brothers U.S. Aggregate Bond Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. The fund has also included the S&P/LTSA Leveraged Loan Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. The fund has also included the Lipper Loan Participation Funds Category Average (which may or may not include the fund) for a comparison to a peer group.


(4) The S&P/LTSA Leveraged Loan Index tracks the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans.


(5) The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category. These funds invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.


(6) The S&P 500--Registered Trademark-- Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(7) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large-cap, mid-cap and small-cap segments of the U.S. equity market.


(8) The average annual total return given is since the month end closest to the inception date of the class.


(9) The returns shown for all periods are the historical performance of the Select Real Estate Income Closed-End Fund's Common Shares at net asset value, restated to reflect the annual other expenses of the Institutional Class shares of Select Real Estate Fund, which are estimated to be 0.04% higher than those of the Select Real Estate Income Closed-End Fund. The inception date shown in the table is that of the Select Real Estate Income Closed-End Fund's Common Shares. The inception date of Select Real Estate Income's Institutional Class shares is March 9, 2007.


(10) Since inception returns are given from the month-end closest to the inception date of Common Shares of the Select Real Estate Income Closed-End Fund.


(11) The returns shown for all periods are the historical performance of the Select Real Estate Income Closed-End Fund's Common Shares, which had no 12b-1 fees. The returns shown for all periods do not reflect the 0.25% annual 12b-1 fee applicable to Select Real Estate Income's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Select Real Estate Income Closed-End Fund. If the 12b-1 fee and other expenses of Select Real Estate Income's Class A shares were reflected, returns for all periods may be lower than those shown. The inception date shown in the table is that of the Select Real Estate Income Closed-End Fund's Common Shares, which is also the inception date of the fund's Class A shares.


(12) The S&P 500--Registered Trademark-- Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Select Real Estate Income Index, which the fund has elected as its style specific index rather than the FTSE NAREIT Equity REITs Index because the fund believes the Custom Select Real Estate Income Index more appropriately reflects the fund's investment strategy. The fund has elected to use the Lipper Real Estate Funds Index as its peer group index instead of the Lipper Closed-End Real Estate Funds Index because it better represents the open-end fund.


(13) The FTSE NAREIT Equity REITs Index is a market-cap weighted index of all equity REITs traded on the New York Stock Exchange, NASDAQ National Market System, and the American Stock Exchange.


(14) The Custom Select Real Estate Income Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consist of the following indices: 50% FTSE NAREIT Equity REIT Index and 50% Wachovia Hybrid and Preferred Securities REIT Index. The Wachovia Hybrid and Preferred Securities REIT Index is a capitalized weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.


(15) The Lipper Closed-End Real Estate Funds Index is an equally weighted representation of the largest funds in the Lipper Closed-End Real Estate Funds category. These funds invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry.


(16) The Lipper Real Estate Funds Index is an equally weighted representation of the largest funds in the Lipper Real Estate Funds category. These funds primarily invest their equity portfolio in securities of domestic and foreign companies engaged in the real estate industry.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.


SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------
(fees paid directly from your   FLOATING   MULTI-   SELECT REAL     STRUCTURED   STRUCTURED   STRUCTURED
investment)                      RATE      SECTOR   ESTATE INCOME    CORE        GROWTH        VALUE
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                            None      None        None           None         None         None

Maximum Deferred Sales Charge
(Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)      None      None        None           None         None         None

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)               2.00%(1)  None        None           None         None         None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------------------------------
(expenses that are deducted     FLOATING   MULTI-   SELECT REAL     STRUCTURED   STRUCTURED   STRUCTURED
from fund assets)                RATE      SECTOR   ESTATE INCOME    CORE        GROWTH        VALUE
--------------------------------------------------------------------------------------------------------
Management Fees                   0.65%     0.67%(3)    0.75%          0.60%        0.60%        0.60%

Distribution and/or Service
(12b-1) Fees                      None      None        None           None         None         None

  Other Expenses                  0.29(4)   0.10        0.14           5.95         0.29         0.34

  Interest                        0.13(4)     --          --             --           --           --

Total Other Expenses              0.42      0.10        0.14           5.95         0.29         0.34

Acquired Fund Fees and
Expenses(5)                       0.01      0.00        0.02           0.01         0.00         0.00

Total Annual Fund Operating
Expenses                          1.08      0.77        0.91           6.56         0.89         0.94

Fee Waiver(6)                       --        --          --           5.78         0.14         0.19

Net Annual Fund Operating
Expenses                          1.08      0.77        0.91           0.78         0.75         0.75
--------------------------------------------------------------------------------------------------------



(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held 30 days or less. See "General Information--Redeeming Shares--Redemption Fees" for more information.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for Multi-Sector. Pursuant to the new fee schedule, Multi-Sector's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(4) Other expenses and interest expense for Floating Rate has been restated to reflect current fees and expenses of the fund.


(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnote 6. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


(6) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares to 1.25%, 0.75%, 0.75% and 0.75% of average daily net assets of Floating Rate, Structured Core, Structured Growth and Structured Value, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.

    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Floating Rate                                                   $110     $343      $595      $1,317
Multi-Sector                                                      79      246       428         954
Select Real Estate Income                                         93      290       504       1,120
Structured Core                                                   80    1,426     2,730       5,817
Structured Growth                                                 77      270       479       1,083
Structured Value                                                  77      281       502       1,137
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of each fund's expenses, including investment advisory fees and other fund costs, on each fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in a fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year; and


  - Floating Rate's, Structured Core's, Structured Growth's and Structured Value's current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for each fund's Institutional class for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.


FLOATING RATE -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.08%        1.08%        1.08%        1.08%        1.08%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.92%        7.99%       12.23%       16.63%       21.20%
End of Year Balance           $10,392.00   $10,799.37   $11,222.70   $11,662.63   $12,119.81
Estimated Annual Expenses     $   110.12   $   114.43   $   118.92   $   123.58   $   128.43
--------------------------------------------------------------------------------------------

FLOATING RATE -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.08%        1.08%        1.08%        1.08%        1.08%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.95%       30.89%       36.02%       41.35%       46.89%
End of Year Balance           $12,594.90   $13,088.62   $13,601.70   $14,134.88   $14,688.97
Estimated Annual Expenses     $   133.46   $   138.69   $   144.13   $   149.78   $   155.65
--------------------------------------------------------------------------------------------


MULTI-SECTOR -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.77%        0.77%        0.77%        0.77%        0.77%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.23%        8.64%       13.23%       18.02%       23.02%
End of Year Balance           $10,423.00   $10,863.89   $11,323.44   $11,802.42   $12,301.66
Estimated Annual Expenses     $    78.63   $    81.95   $    85.42   $    89.03   $    92.80
--------------------------------------------------------------------------------------------

MULTI-SECTOR -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.77%        0.77%        0.77%        0.77%        0.77%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        28.22%       33.64%       39.30%       45.19%       51.33%
End of Year Balance           $12,822.02   $13,364.39   $13,929.70   $14,518.93   $15,133.08
Estimated Annual Expenses     $    96.73   $   100.82   $   105.08   $   109.53   $   114.16
--------------------------------------------------------------------------------------------


SELECT REAL ESTATE INCOME -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.91%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.09%        8.35%       12.78%       17.39%       22.19%
End of Year Balance           $10,409.00   $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses     $    92.86   $    96.66   $   100.61   $   104.73   $   109.01
--------------------------------------------------------------------------------------------

SELECT REAL ESTATE INCOME -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.91%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance           $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses     $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
--------------------------------------------------------------------------------------------


STRUCTURED CORE -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.78%        6.56%        6.56%        6.56%        6.56%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.22%        2.59%        0.99%       -0.58%       -2.13%
End of Year Balance           $10,422.00   $10,259.42   $10,099.37   $ 9,941.82   $ 9,786.73
Estimated Annual Expenses     $    79.65   $   678.35   $   667.77   $   657.35   $   647.10
--------------------------------------------------------------------------------------------

STRUCTURED CORE -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            6.56%        6.56%        6.56%        6.56%        6.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        -3.66%       -5.16%       -6.64%       -8.10%       -9.53%
End of Year Balance           $ 9,634.05   $ 9,483.76   $ 9,335.82   $ 9,190.18   $ 9,046.81
Estimated Annual Expenses     $   637.00   $   627.06   $   617.28   $   607.65   $   598.17
--------------------------------------------------------------------------------------------


STRUCTURED GROWTH -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.75%        0.89%        0.89%        0.89%        0.89%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.25%        8.53%       13.00%       17.64%       22.47%
End of Year Balance           $10,425.00   $10,853.47   $11,299.55   $11,763.96   $12,247.45
Estimated Annual Expenses     $    76.59   $    94.69   $    98.58   $   102.63   $   106.85
--------------------------------------------------------------------------------------------

STRUCTURED GROWTH -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.89%        0.89%        0.89%        0.89%        0.89%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.51%       32.75%       38.20%       43.89%       49.80%
End of Year Balance           $12,750.83   $13,274.88   $13,820.48   $14,388.50   $14,979.87
Estimated Annual Expenses     $   111.24   $   115.81   $   120.57   $   125.53   $   130.69
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

STRUCTURED VALUE -
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.75%        0.94%        0.94%        0.94%        0.94%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.25%        8.48%       12.89%       17.47%       22.24%
End of Year Balance           $10,425.00   $10,848.26   $11,288.69   $11,747.02   $12,223.94
Estimated Annual Expenses     $    76.59   $    99.98   $   104.04   $   108.27   $   112.66
--------------------------------------------------------------------------------------------

STRUCTURED VALUE -
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.94%        0.94%        0.94%        0.94%        0.94%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.20%       32.37%       37.74%       43.33%       49.15%
End of Year Balance           $12,720.24   $13,236.68   $13,774.09   $14,333.31   $14,915.25
Estimated Annual Expenses     $   117.24   $   122.00   $   126.95   $   132.10   $   137.47
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


FLOATING RATE
The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.
    The investment objectives may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments.
    Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London interbank offered rate), a designated U.S. bank's prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
    Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender's portion of a floating rate loan.
    The fund may invest all or substantially all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality (junk bonds) by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.
    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
    The fund may invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the fund's assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the fund's assets may also be invested in subordinated loans.
    Some of the floating rate loans and debt securities in which the fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its net assets in illiquid securities.
    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.
    The fund may also invest in derivative instruments such as credit-linked notes and collateral loan obligations.
    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.
    Due to types of investments that the fund purchases, the fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks, thrift institutions, insurance companies and finance companies.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company's earnings potential and other factors indicating the sustainability of earnings growth.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

    The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or
(2) more attractive investment opportunities are found.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objectives. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.


MULTI-SECTOR
The fund's investment objective is capital growth.

    The fund seeks to meet its objective by investing, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: (1) energy, (2) financial services, (3) health care, (4) leisure, and (5) technology.


    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be doing business in a particular sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in the particular sector, (2) at least 50% of its assets are devoted to producing revenues in the particular sector, or (3) based on other available information, the portfolio managers determine that its primary business is within the particular sector.

    The fund invests up to 25% its assets in securities of foreign securities issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase, except for the 80% investment requirement described above which is applied within one month of the fund's fiscal year end.

    In selecting securities for the fund, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    A description of the sectors and fund's investment strategies for investing in the sectors are described below:

Energy Sector
Companies doing business in the energy sector include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and innovative energy technology companies. The fund's investments in the energy sector are divided among four main subsectors:
(1) major oil companies, (2) energy services, (3) oil and gas exploration/production companies, and (4) natural gas companies.
    In selecting securities for the energy sector portion of the fund, the portfolio managers focus on what are believed to be reasonably priced energy companies with above average production volume growth, as well as earnings, cash flow and asset value growth potential independent of commodity pricing. The investment strategy focuses on identifying companies with the ability to increase production while controlling costs by implementing new technologies, locating new discoveries or boosting production volumes.

Financial Services Sector
Companies doing business in the financial services sector include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services.
    In selecting securities for the financial services portion of the fund, the portfolio manager focuses on two types of companies: (1) financial companies believed to be trading at a significant discount to manager's estimate of intrinsic value, and (2) reasonably valued financial companies believed to be reasonably valued and to have management teams that demonstrate capital discipline as evidenced by an ability and willingness to return excess capital to shareholders in the form of dividends or share repurchases. The portfolio managers emphasize financial services companies that are expected to profitably grow cash flows over time.


Health Care Sector


Companies doing business in the health care sector include, but are not limited to, medical equipment or supply companies, pharmaceutical companies, biotechnology companies, and health care provider and service companies.


    In selecting securities for the health care sector portion of the fund, the portfolio managers strive to invest in strongly managed, innovative companies with new or dominant products. The portfolio managers attempt to blend well-established health care firms with what are believed to be faster-growing, more dynamic entities. Well-established health care firms typically provide liquidity and earnings visibility. This portion of the fund

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

also invests in high growth, earlier stage companies in the health sciences sector whose future profitability could be dependent upon increasing market shares from one or a few key products.

Leisure Sector
Companies doing business in the leisure sector include, but are not limited to, those in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/TV, cable and satellite, motion picture, recreation services and entertainment, retail, cruise lines, and electronic games.
    In selecting securities for the leisure sector portion of the fund, the portfolio managers focus on businesses related to the leisure activities of individuals believed to have (1) strong fundamentals and promising growth potential, (2) valuations below those of the broad market, and (3) management teams that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. Companies in this portion of the fund tend to be mid- to large-capitalization companies.

Technology Sector
Companies doing business in the technology sector include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as service-related companies in information technologies.
    In selecting securities for the technology sector portion of the fund, a portion of the assets are invested in securities of issues identified as market-leading technology companies doing business in various subsectors in the technology universe. These companies are identified as leaders in their field and the portfolio managers believe they will maintain or improve their market share regardless of overall economic conditions. The portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on what are believed to be attractively valued, well-managed companies in the technology sector with the potential to deliver attractive returns.

All Sectors
The portfolio managers will consider selling a company in any of the sectors if, among other things, the portfolio managers conclude: (1) its fundamentals deteriorate, (2) a more attractive opportunity presents itself, (3) the company is unable to capitalize on a market opportunity, or (4) there is a questionable change in management's strategic direction.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


SELECT REAL ESTATE INCOME


The fund's investment objectives are high current income and, secondarily, capital appreciation. The fund's investment objectives may be changed by the Board of Trustees without shareholder approval.


    The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.


    The fund considers a company to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Companies in the real estate industry may include, but are not limited to, real estate investment trusts (REITs) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage backed securities (MBS), commercial property whole loans, and other types of equity and debt securities related to the real estate industry.


    It is the fund's intention to invest between 30% and 70% of its total assets in common stocks of companies principally engaged in the real estate industry. The actual percentage of these common stocks in the fund's portfolio may vary over time based upon the portfolio managers' assessment of market conditions.


    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds"). The fund will only invest in non-investment grade securities that are rated CCC or higher by Standard & Poor's or Fitch, Inc., or rated Caa or higher by Moody's Investor Service, Inc., or unrated securities to be deemed to be of comparable quality.


    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------


owns (short sales against the box) or securities it does not own. Generally, the fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the fund's net assets.


    The fund may invest up to 25% of its assets in foreign securities.


    The fund may invest up to 15% of its net assets in illiquid securities.


    The fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, the fund must satisfy an asset diversification test applicable to regulated investment companies. This asset diversification test is described in the fund's Statement of Additional Information. The fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.


    The fund's investments in the types of securities described in this prospectus vary, from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase or, in the case of short sales, at the time the security is sold short.


    The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g. share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments.


    The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.


    The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


STRUCTURED CORE
The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.
    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500--Registered Trademark-- Index (the benchmark index). The fund uses the S&P 500--Registered Trademark-- Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.
    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.
    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500--Registered Trademark-- Index and the return of the portfolio.
    The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


STRUCTURED GROWTH
The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.
    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Growth Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark-- Growth Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.
    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.
    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark-- Growth Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.
    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


STRUCTURED VALUE
The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.
    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Value Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark-- Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.
    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

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    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.
    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark-- Value Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.
    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

FLOATING RATE

The principal risks of investing in the fund are:

    Market Risk--The prices of loans and securities held by the fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Interest Rate Risk--Interest rate risk refers to the risk that loan and debt security prices generally fall as interest rates rise; conversely, loan and debt security prices generally rise as interest rates fall. Floating rate loans and securities can be less sensitive to interest rate changes, but because up to 20% of the fund's assets can be invested in fixed rate loans and debt securities and because variable interest rates may only reset periodically, the fund's net asset value may fluctuate in response to interest rate changes.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. The loans in which the fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as "leveraged loans" or "junk bonds."

    The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.
    The terms of the senior secured floating rate loans and debt securities in which the fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund may not receive payments to which it is entitled.

    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the fund's yield.


    Foreign Securities Risks--The fund may invest in floating rate loans and debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments may involve risks not typically involved in domestic investments, which can increase the potential for loss in the fund, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S.

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borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.
    Liquidity Risk--A majority of the fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Non-Diversification Risk--Because it is non-diversified, the fund may invest in loans or securities of fewer borrowers and issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
    Risks Relating to Banking and Financial Services Industries--To the extent that the fund is concentrated in securities of issuers in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

MULTI-SECTOR

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

    Sector Fund Risk--The fund's investments are concentrated in comparatively narrow segments of the economy. This means that the fund's investment concentration in the energy, financial-services, health care, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently an investment in the fund tends to go up and down more rapidly.

    Energy Sector Risk--The businesses in the energy sector may be adversely affected by foreign, federal or state government regulations on energy production, distribution and sale. Although individual security selection drives the performance of the fund, short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations in the fund's shares.

    Financial Services Sector Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may

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also affect the profitability of companies in the financial-services sector. In addition, businesses in the financial services sector often operate with substantial financial leverage.

    Health Care Sector Risk--Many of the products and services offered in the health care sector are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector. Additionally, changes in government regulation could have an adverse impact on companies in the health care sector and the fund's performance. Certain companies in the health care sector have limited operating histories and their potential profitability could be dependent on regulatory approvals of their products, which increases the volatility of these companies' securities prices. Certain earlier stage companies may be venture capital companies whose technologies or products are still in the start-up or development phase.


    Leisure Sector Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.


    Technology Sector Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies of this sector.


    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.


    Independent Management of Sector Risk--The fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the fund's five sectors effect transactions in the same security on or about the same time.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


SELECT REAL ESTATE INCOME


The principal risks of investing in the fund are:


    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.


    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.


    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.


    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

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    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Mortgage-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.


    Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value of its shares will tend to decline if market interest rates rise. Falling interest rates may also prompt some issuers to refinance existing debt possibly causing the fund to reinvest in debt securities with lower interest rates causing your investment in the fund to lose value.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Lower Rated Securities Risk--Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.


    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.


    Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage in short sales.


    Non-Diversification Risk--Because it is non-diversified, the fund may invest in fewer issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.


    Liquidity Risk--A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.


    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


STRUCTURED CORE

The principal risks of investing in the fund are:
    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

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    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.



    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.



    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.


STRUCTURED GROWTH

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other

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countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.


STRUCTURED VALUE

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their value.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Concentration Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.aiminvestments.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange the performance of each fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

    Invesco Senior Secured Management Inc. (Invesco Senior Secured) (the subadvisor for Floating Rate) is located at 1166 Avenue of the Americas, New York, NY 10036.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional) (the subadvisor for Select Real Estate Income, Structured Core, Structured Growth and Structured Value) is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309.

    The subadvisors are responsible for each fund's day-to-day management, including each fund's investment decisions and the execution of securities transactions with respect to each fund.

    The advisor has acted as an investment advisor since its organization in 1976. The subadvisor for Select Real Estate Income, Structured Core, Structured Growth and Structured Value has acted as an investment advisor since 1979. The subadvisor for Floating Rate has acted as an investment advisor since 1992. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Floating Rate, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

ADVISOR COMPENSATION


    During the fiscal year ended August 31, 2007, the advisor received compensation of 0.64%, 0.67%, 0.46% and 0.40%, respectively, of Floating Rate's, Multi-Sector's, Structured Growth's and Structured Value's average daily net assets after fee waivers and/or expense reimbursements. During the fiscal year ended August 31, 2007, the advisor did not receive any compensation from Structured Core after fee waivers and/or expense reimbursements.


    The advisor is to receive a fee from Select Real Estate Income calculated at the annual rate of 0.75% of the first $250 million, 0.74% of the next $250 million, 0.73% of the next $500 million, 0.72% of the next $1.5 billion, 0.71% of the next $2.5 billion, 0.70% of the next $2.5 billion, 0.69% of the next $2.5 billion and 0.68% of the amount over $10 billion of average daily net assets. During Select Real Estate Income Closed-End Fund's, Select Real Estate Income's predecessor, fiscal year ended December 31, 2006, the advisor received compensation of 0.74% of average daily net assets attributable to Common Shares after fee waivers. During the period January 1, 2007 to August 31, 2007, the advisor received compensation at the annual rate of 0.68% of Select Real Estate Income's average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement (for all funds other than Multi-Sector) of the funds is available in each fund's most recent report to shareholders for the period ended August 31.



PORTFOLIO MANAGERS



Investment decisions for Structured Core, Structured Growth, and Structured Value are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:


FLOATING RATE


- Thomas Ewald (lead manager), Portfolio Manager, who has been responsible for the fund since 2006. He has been responsible for the Closed-End Fund, the fund's predecessor, since 2004 and has been associated with the advisor and/or its affiliates since 2000.

- Gregory Stoeckle, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 1999.

MULTI-SECTOR



- Mark D. Greenberg (lead manager with respect to the fund's investments in the leisure sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1996.



- Lanny H. Sachnowitz (lead manager with respect to the fund's investments in the technology sector), Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the advisor and/or its affiliates since 1987.


- John S. Segner (lead manager with respect to the fund's investments in the energy sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or affiliates since 1997.


- Michael J. Simon (lead manager with respect to the fund's investments in the financial services sector), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001.



- Derek M. Taner (lead manager with respect to the fund's investments in the health care sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.


    The portfolio managers are assisted by the Basic Value, Diversified Dividend, Energy/Gold/Utilities, Global Health Care, Leisure and Technology Teams.

SELECT REAL ESTATE INCOME



- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1990.



- Mark D. Blackburn, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1998.



- Paul S. Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1998.



- Jim W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with the subadvisor and/or its affiliates since 1989.



    The portfolio managers are assisted by the subadvisor's Real Estate Team.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

STRUCTURED CORE



- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of Invesco Institutional's Structured Products Group (SPG) Portfolio Management Team. He has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.


- Maureen Donnellan, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1974.

- W. Lawson McWhorter, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. In 2004, he was Head Trader for Managed Quantitative Advisors. From 2000 to 2003, he was Managing Partner at Balsam Capital Management, LLC.

- William E. Merson, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1984.

- Daniel Tsai, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/ or its affiliates since 2000.

- Anne M. Unflat, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1988.


    The portfolio managers are assisted by the U.S. SPG Research Team.


STRUCTURED GROWTH AND STRUCTURED VALUE



- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of Invesco Institutional's Structured Products Group (SPG) Portfolio Management Team. He has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.


- Daniel A. Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Glen E. Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Anthony J. Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Francis M. Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1987.


    The portfolio managers are assisted by the U.S. SPG Research Team.


ALL FUNDS


A lead manager generally has final authority over all aspects of a portion of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio constriction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    The teams that assist the portfolio managers are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on these portfolio managers and the teams, including biographies of members of the teams, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


Each of the funds, except Select Real Estate Income, expects that its distributions, if any, will consist of both capital gains and ordinary income. Select Real Estate Income expects that its distributions, if any, will consist primarily of income.


DIVIDENDS


Floating Rate generally declares dividends daily, and pays dividends if any, monthly. Multi-Sector, Structured Core, Structured Growth and Structured Value generally declare and pay dividends, if any, annually. Select Real Estate Income generally declares and pays dividends, if any, quarterly.


CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.
    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                     FLOATING RATE --
                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 13, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                           $  9.06            $  9.11
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.63               0.23
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.39)             (0.05)
=============================================================================================
    Total from investment operations                              0.24               0.18
=============================================================================================
Less dividends from net investment income                        (0.63)             (0.23)
=============================================================================================
Redemption fees added to shares of beneficial interest            0.00               0.00
=============================================================================================
Net asset value, end of period                                 $  8.67            $  9.06
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.62%              2.00%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $48,138            $24,335
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                  0.95%(c)           0.98%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.96%(c)           0.98%(d)
=============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                  0.93%(c)           0.97%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.94%(c)           0.97%(d)
=============================================================================================
Ratio of net investment income to average net assets              6.99%(c)           6.66%(d)
=============================================================================================
Ratio of interest expense to average net assets(e)                0.02%(c)           0.01%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                         117%                54%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $33,600,739.


(d) Annualized.


(e) Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    MULTI-SECTOR --
                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                                             MAY 3, 2004
                                                                                                            (COMMENCEMENT
                                                                     YEAR ENDED AUGUST 31,                    DATE) TO
                                                              ------------------------------------           AUGUST 31,
                                                                2007          2006          2005                2004
                                                              --------       -------       -------          -------------
Net asset value, beginning of period                          $  25.83       $ 24.33       $ 19.41             $19.94
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.09(a)       0.29(a)       0.06(a)(b)        (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.93          1.70          5.42              (0.52)
=========================================================================================================================
    Total from investment operations                              4.02          1.99          5.48              (0.53)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.18)           --            --                 --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.32)        (0.49)        (0.56)                --
=========================================================================================================================
    Total distributions                                          (0.50)        (0.49)        (0.56)                --
=========================================================================================================================
Net asset value, end of period                                $  29.35       $ 25.83       $ 24.33             $19.41
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  15.67%         8.23%        28.64%             (2.66)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $163,891       $87,147       $45,628             $7,023
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.77%(d)      0.83%         1.02%              1.28%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.83%(d)      0.90%         1.08%              1.28%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.31%(d)      1.14%         0.26%(b)          (0.16)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                          44%           66%           63%               161%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $0.05 and 0.21%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $127,939,530.


(e) Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                SELECT REAL ESTATE INCOME --
                                                                    INSTITUTIONAL CLASS
                                                                ----------------------------
                                                                       MARCH 9, 2007
                                                                       (COMMENCEMENT
                                                                          DATE) TO
                                                                         AUGUST 31,
                                                                            2007
                                                                ----------------------------
Net asset value, beginning of period                                       $17.34
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                                   0.32
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                             (1.57)
============================================================================================
    Total from investment operations                                        (1.25)
============================================================================================
Less dividends from net investment income                                   (0.30)
============================================================================================
Redemption fees added to shares of beneficial interest                       0.48
============================================================================================
Net asset value, end of period                                             $16.27
____________________________________________________________________________________________
============================================================================================
Total return(b)(c)                                                          (4.53)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $   10
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets(d)                                   0.89%
============================================================================================
Ratio of net investment income to average net assets(d)                      4.01%
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                                     24%
____________________________________________________________________________________________
============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(d) Ratios are annualized and based on average daily net assets of $9,942 for Institutional Class shares.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                      STRUCTURED CORE --
                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
                                                              ----------       ------------------
Net asset value, beginning of period                           $ 10.20              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10(a)              0.05
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.20                 0.20
=================================================================================================
Less dividends from net investment income                        (0.19)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.21              $ 10.20
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.85%                2.00%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   942              $   612
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.77%(c)             0.80%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.55%(c)            10.14%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.92%(c)             1.21%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $775,848.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                    STRUCTURED GROWTH --
                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              AUGUST 31,          AUGUST 31,
                                                                 2007                2006
                                                              ----------       ----------------
Net asset value, beginning of period                           $   9.94            $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.05               0.12
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.53              (0.18)
===============================================================================================
    Total from investment operations                               1.58              (0.06)
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.03)                --
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.01)                --
===============================================================================================
    Total distributions                                           (0.04)                --
===============================================================================================
Net asset value, end of period                                 $  11.48            $  9.94
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   15.93%             (0.60)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $163,313            $86,898
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.75%(c)           0.77%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.89%(c)           5.20%(d)
===============================================================================================
Ratio of net investment income to average net assets               0.43%(c)           2.83%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           91%                 7%
_______________________________________________________________________________________________
===============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $128,062,298.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
     FLOATING RATE-MULTI-SECTOR-SELECT REAL ESTATE INCOME-STRUCTURED CORE-
                       STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                    STRUCTURED VALUE --
                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               MARCH 31, 2006
                                                                               (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              AUGUST 31,         AUGUST 31,
                                                                 2007               2006
                                                              ----------       --------------
Net asset value, beginning of period                           $  10.45           $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.17              0.21
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.89              0.24
=============================================================================================
    Total from investment operations                               1.06              0.45
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.07)               --
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.01)               --
=============================================================================================
    Total distributions                                           (0.08)               --
=============================================================================================
Net asset value, end of period                                 $  11.43           $ 10.45
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   10.13%             4.50%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $134,931           $73,488
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.75%(c)          0.77%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.94%(c)          5.50%(d)
=============================================================================================
Ratio of net investment income to average net assets               1.43%(c)          4.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           62%                5%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $107,577,391.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                                       INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                                      INVESTMENTS   INVESTMENTS
---------------                                                      -----------   -----------
Defined Benefit Plans or Platform Sponsors
   for Defined Contribution Plans                                    $         0    no minimum
Banks acting in a fiduciary or similar capacity, Collective and
   Common Trust Funds, Banks and Broker-Dealers acting for their
   own account or Foundations and Endowments                           1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit or Governmental)    10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                                       OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
                        -----------------------------------------------   ------------------------------
Through a Financial     Contact your financial advisor or intermediary.   Contact your financial advisor
Advisor or other        The financial advisor or intermediary should      or intermediary.
Intermediary            mail your completed account application to the
                        transfer agent,
                        AIM Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should
                        call the transfer agent at
                        (800) 659-1005 to receive a reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: AIM Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor     Call the transfer agent at
                        or intermediary as described above.               (800) 659-1005 and wire
                                                                          payment for your purchase
                                                                          order in accordance with the
                                                                          wire instructions listed
                                                                          above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator). Redemption proceeds
Intermediary          will be sent in accordance with the wire instructions
                      specified in the account application provided to the
                      transfer agent. The transfer agent must receive your
                      financial advisor's or intermediary's call before the
                      close of the customary trading session of the New York
                      Stock Exchange (NYSE) on days the NYSE is open for
                      business in order to effect the redemption at that day's
                      closing price.

By Telephone          A person who has been authorized in the account
                      application to effect transactions may make redemptions by telephone. You must call the transfer agent before the
                      close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the
                      redemption at that day's closing price.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather that the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the

                       THE AIM FUNDS - INSTITUTIONAL CLASS

funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or A I M Distributors, Inc. ("AIM Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in

                       THE AIM FUNDS - INSTITUTIONAL CLASS

its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii)

                       THE AIM FUNDS - INSTITUTIONAL CLASS

refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed.

A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Suitability of Investors" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, IRAs and Roth IRAs. You should consult your tax advisor before investing.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.



If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or



BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

   AIM Floating Rate Fund
   AIM Multi-Sector Fund

   AIM Select Real Estate Income Fund

   AIM Structured Core Fund
   AIM Structured Growth Fund
   AIM Structured Value Fund
   SEC 1940 Act file number: 811-09913
AIMinvestments.com     ACST-PRO-1            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:


               FUND                        DATED
----------------------------------   -----------------
       AIM MULTI-SECTOR FUND         DECEMBER 20, 2007
AIM SELECT REAL ESTATE INCOME FUND   DECEMBER 20, 2007
     AIM STRUCTURED CORE FUND        DECEMBER 20, 2007
    AIM STRUCTURED GROWTH FUND       DECEMBER 20, 2007
     AIM STRUCTURED VALUE FUND       DECEMBER 20, 2007


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:


               FUND                        DATED
----------------------------------   -----------------
       AIM MULTI-SECTOR FUND         DECEMBER 20, 2007
AIM SELECT REAL ESTATE INCOME FUND   DECEMBER 20, 2007
     AIM STRUCTURED CORE FUND        DECEMBER 20, 2007
    AIM STRUCTURED GROWTH FUND       DECEMBER 20, 2007
     AIM STRUCTURED VALUE FUND       DECEMBER 20, 2007

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
GENERAL INFORMATION ABOUT THE TRUST.............................................     1
   Fund History.................................................................     1
   Shares of Beneficial Interest................................................     2
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS........................     4
   Classification...............................................................     4
   Investment Strategies and Risks..............................................     4
      Equity Investments........................................................     4
      Foreign Investments.......................................................     5
      Debt Investments..........................................................     7
      Other Investments.........................................................    14
      Investment Techniques.....................................................    17
      Derivatives...............................................................    23
      Additional Securities or Investment Techniques............................    30
   Fund Policies................................................................    30
   Temporary Defensive Positions................................................    34
   Portfolio Turnover...........................................................    34
   Policies and Procedures for Disclosure of Fund Holdings......................    34
MANAGEMENT OF THE TRUST.........................................................    37
   Board of Trustees............................................................    37
   Management Information.......................................................    37
      Trustee Ownership of Fund Shares..........................................    41
   Compensation.................................................................    41
      Retirement Plan For Trustees..............................................    41
      Deferred Compensation Agreements..........................................    42
      Purchase of Class A Shares of the Funds at Net Asset Value................    42
   Codes of Ethics..............................................................    42
   Proxy Voting Policies........................................................    43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................    43
INVESTMENT ADVISORY AND OTHER SERVICES..........................................    43
   Investment Advisor...........................................................    43
   Investment Sub-Advisor.......................................................    45
      Portfolio Managers........................................................    46
      Securities Lending Arrangements...........................................    46
   Service Agreements...........................................................    46
   Other Service Providers......................................................    47
BROKERAGE ALLOCATION AND OTHER PRACTICES........................................    48
   Brokerage Transactions.......................................................    48
   Commissions..................................................................    48
   Broker Selection.............................................................    48
   Directed Brokerage (Research Services).......................................    51
   Regular Brokers..............................................................    52
   Allocation of Portfolio Transactions.........................................    52
   Allocation of Equity Initial Public Offering ("IPO") Transactions............    52
PURCHASE, REDEMPTION AND PRICING OF SHARES......................................    52
   Transactions through Financial Intermediaries................................    52
   Purchase and Redemption of Shares............................................    53

   Institutional Class Shares...................................................    70
   Offering Price...............................................................    71
   Redemptions In Kind..........................................................    73
   Backup Withholding...........................................................    73
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................    74
   Dividends and Distributions..................................................    74
   Tax Matters..................................................................    74
DISTRIBUTION OF SECURITIES......................................................    82
   Distribution Plans...........................................................    82
   Distributor..................................................................    84
FINANCIAL STATEMENTS............................................................    85
PENDING LITIGATION..............................................................    85
APPENDICIES:
RATINGS OF DEBT SECURITIES......................................................   A-1
PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS..   B-1
TRUSTEES AND OFFICERS...........................................................   C-1
TRUSTEE COMPENSATION TABLE......................................................   D-1
PROXY POLICIES AND PROCEDURES...................................................   E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................   F-1
MANAGEMENT FEES.................................................................   G-1
PORTFOLIO MANAGERS..............................................................   H-1
ADMINISTRATIVE SERVICES FEES....................................................   I-1
BROKERAGE COMMISSIONS...........................................................   J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR
BROKERS OR DEALERS..............................................................   K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS...........   L-1
AMOUNTS PAID TO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS...........   M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................   N-1
TOTAL SALES CHARGES.............................................................   O-1
PENDING LITIGATION..............................................................   P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


          AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. This Statement of Additional Information relates to AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (each a "Fund" and collectively, the "Funds"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


          The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

          On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund. In addition, on April 27, 2007, AIM Global Health Care Fund, a portfolio of AIM Investment Funds, acquired all the assets of AIM Advantage Health Sciences Fund.

          Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (collectively, the "Structured Funds") commenced operations as a series of the Trust. Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, AIM Floating Rate Fund assumed all of the assets and liabilities of closed-end AIM Floating Rate Fund, the fund's predecessor, the sole series portfolio of AIM Floating Rate Fund. The sole purpose of the reorganization on April 13, 2006 was to convert the closed-end fund into an open-end fund. Pursuant to shareholder approval obtained at a shareholder meeting on February 26, 2007, AIM Select Real Estate Income Fund assumed all of the assets and liabilities of closed-end AIM Select Real Estate Income Fund, the fund's predecessor, the sole series portfolio of AIM Select Real Estate Income Fund. The sole purpose of the reorganization on March 12, 2007 was to convert the closed-end fund into an open-end fund.

          "Open-end" means that a Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

          Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

          The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

          Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.


                                                                             INSTITUTIONAL   INVESTOR
               FUND                  CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
----------------------------------   -------   -------   -------   -------   -------------   --------
AIM Floating Rate Fund                  X                   X         X            X
AIM Multi-Sector Fund                   X         X         X                      X
AIM Select Real Estate Income Fund      X         X         X                      X
AIM Structured Core Fund                X         X         X         X            X             X
AIM Structured Growth Fund              X         X         X         X            X
AIM Structured Value Fund               X         X         X         X            X


          This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares of AIM Multi-Sector Fund and the Structured Funds are intended for use by certain eligible institutional investors, including the following:


          - banks and trust companies acting in a fiduciary or similar capacity;



          -    bank and trust company common and collective trust funds;



          -    banks and trust companies investing for their own account;



          - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);



          -    retirement plans;



          - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;



          -    proprietary asset allocation funds; and

          -    A I M Management Group Inc. and its affiliates.


          Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

          Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

          Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

          Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

          Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

          The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

          SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


          The Trust is an open-end management investment company. Each of the Funds except for AIM Select Real Estate Income Fund is "diversified" for purposes of the 1940 Act. AIM Select Real Estate Income Fund is
"non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.


INVESTMENT STRATEGIES AND RISKS


          Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or Invesco Institutional (N.A.), Inc. ("Invesco Institutional" or the "Sub-Advisor") may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.


          Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. AIM and/or the Sub-Advisor may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

          The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

          Each Fund may invest in all of the following types of equity investments.

          COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which are negative features when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


          CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

          The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.


          The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments-Lower Rated Securities" below.


          ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments


          FOREIGN SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest up to 25% of its total assets in foreign securities. Each Structured Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States. The Structured Funds include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Although ADRs and securities of Canadian issuers are foreign securities, AIM Multi-Sector Fund does not include ADRs and securities of Canadian issuers in its foreign securities limitation, but does include EDRs and other securities representing underlying securities of foreign issuers in such limitation. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.


          Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below; in addition to those accompanying an investment in U.S. issued securities. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below, as well as risks set forth below under "Description of the Funds and Their Investments - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs."

          Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.


          Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and developments, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.


          Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

          Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


          Risks of Developing Countries. Each Fund may invest in securities of companies located in developing countries; however, AIM Select Real Estate Income Fund may invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether
(1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.


          FOREIGN GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".


          FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange transactions between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.


          The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

          ADRS AND EDRS. American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important fats known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

Debt Investments


          U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest, subject to the limitations set forth above, in U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.



          INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds other than AIM Multi-Sector Fund will purchase only investment grade corporate debt securities.


          Descriptions of debt securities ratings are found in Appendix A.


          MUNICIPAL LEASE OBLIGATIONS. AIM Select Real Estate Income Fund may invest in municipal lease obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.



          BANK INSTRUMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.



          AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.


          MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.


          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

          Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.


          If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.



          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.



          CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by a Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.


          FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.


          ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the funds may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.



          JUNK BONDS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in junk bonds or non-rated debt securities. Securities that are rated Baa by Moody's or lower than BBB by S&P are considered below investment grade and are commonly known as junk bonds. AIM Multi-Sector Fund will limit its investments in junk bonds to those rated at least Caa by Moody's and CC by S&P.



          Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, lower-rated securities are subject to greater risks than higher-rated securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher grade securities.



          Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.



          Recessions and economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. During such periods, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. Junk bonds may be more susceptible to real or perceived adverse economic conditions, industry competition and adverse publicity than higher grade securities, which can decrease the liquidity and values of such instruments. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.



          A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher grade securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.

          COMMERCIAL INSTRUMENTS. AIM Select Real Estate Income Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund's percentage limitations for investments in illiquid securities.



          PARTICIPATION INTERESTS. AIM Select Real Estate Income Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Lender or Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.



          MUNICIPAL SECURITIES. AIM Select Real Estate Income Fund may invest in Municipal Securities. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.



          Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."



          The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by the Fund will vary from time to time.



          Municipal Securities also include the following securities:



               - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.



               - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.



               - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.



               - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.



          The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.



          Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.



          Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".



          Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.



          The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.



          Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

          There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").



          The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.



          LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.


          Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).


          PARTICIPATION NOTES. AIM Select Real Estate Income Fund may purchase participation notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies. The performance results of participation notes will not replicate exactly the performance of the foreign companies that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.



          The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions with that counterparty would exceed 5% of the Fund's net assets determined on the date the Participation note is entered into.


Other Investments


          REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objectives and policies, AIM Multi-Sector Fund and each Structured Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Select Real Estate Income Fund may invest all of its total assets in equity securities (common stock, preferred stock and convertible preferred stock) and/or debt securities and convertible debt securities issued by REITS. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.


          REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. AIM Select Real Estate Income Fund will invest primarily in equity REITs, but may invest its total assets in mortgage REITs and hybrid REITs.


          REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

          The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

          In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.

          OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

          With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

          EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

          ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index; (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETFs shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.


          Investments in ETFs involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF to replicate (i) a particular index or basket will replicate such index or basket; or (ii) a commodity or currency will replicate the prices of such commodity or currency.



          DEFAULTED SECURITIES. AIM Select Real Estate Income Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.



          VARIABLE OR FLOATING RATE INSTRUMENTS. AIM Select Real Estate Income Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.


          INDEXED SECURITIES. Each Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.


          SYNTHETIC MUNICIPAL INSTRUMENTS. AIM Select Real Estate Income Fund may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.



          All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.



          The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.


Investment Techniques


          DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements may be used as a speculative or leverage technique.



          Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


          The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

          A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

          WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


          Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


          SHORT SALES. Each Fund may engage in short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds will not sell a security short against the box, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

          A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.


          In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.


          AIM Select Real Estate Income Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short-sale that is not "against the box," AIM Select Real Estate Income Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM Select Real Estate Income Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, AIM Select Real Estate Income Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.



          The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the Fund may lose on a short sale. In a short sale that is not "against the box," AIM Select Real Estate Income Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.



          In a short sale that is not "against the box," AIM Select Real Estate Income Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.



          Short sales and short sales "against the box" may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. There is no assurance that the Fund will be able to enter into such arrangements.



          See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."


          MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


          SWAP AGREEMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may enter into swap agreements to hedge against fluctuations in the price of portfolio securities, to enhance total return or to attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated based on a notional amount. The notional amount is a predetermined amount which is used to calculate the exchanged amounts of a particular instrument. For example, an interest rate swap would multiply each interest rate to be swapped against a notional principal amount to determine the amount of each party's payment. Swaps are generally governed by a single master agreement for each counterparty. The agreements may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's obligation or rights will be the net amount owed to or by the counterparty.



          Commonly used swap agreements include:



          -    credit default swaps ("CDS") (which are described below),



          - interest rate swaps (the parties exchange a floating rate payment for a fixed rate payment),



          - currency swaps (the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency),



          - index swaps (the parties exchange a payment tied to the price of one index for a payment tied to the price of another index),



          - total return swaps (the parties exchange a fixed payment for the total return of a reference security, investment or index), and



          - swaptions (an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date).



          A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and a Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral segregated to secure the swap counterparty. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.



          The use of swap agreements by a Fund entails certain risks. Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Swaps may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash instruments. Swap counterparties may default on their obligations. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by a Fund. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated by a Fund.



          Although this will not guarantee that the counterparty does not default, a Fund will not enter into a transaction with any counterparty that AIM and/or the Sub-Advisor believes does not have the financial resources to honor its obligation under the transaction. Further, AIM will monitor the financial stability of a counterparty to a transaction in an effort to protect a Fund's investments. Where the obligations of the counterparty are guaranteed, AIM monitors the financial stability of the guarantor instead of the counterparty. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          Credit Default Swaps. AIM Select Real Estate Income Fund may enter into CDS. A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party assumes the risk of default on a referenced debt obligation. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.



          CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.



          As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.



          As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.



          Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.



          Credit derivatives may create covered or uncovered exposure to the Fund. The Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying the Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.



          CDS Options. The Funds may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


          BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.


          LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.


          A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

          Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

          REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.


          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.


          The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.


          REVERSE REPURCHASE AGREEMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by the Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.



          Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.



          ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.


          Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

          RULE 144A SECURITIES. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


          UNSEASONED ISSUERS. AIM Select Real Estate Income Fund may invest in unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.


Derivatives


          As set forth below the Funds may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts. The

Funds may, as applicable, invest in such instruments to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments, and to increase the Fund's return. The Funds may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).



          HOLDRS. With respect to AIM Multi-Sector Fund, Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risks.


          PUT AND CALL OPTIONS. Each Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

          A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

          Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

          Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

          A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

          If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.


          Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.


          Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

          A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

          Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

          Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

          Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".


          STRADDLES. Each Fund may, for hedging purposes, write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



          WARRANTS. AIM Select Real Estate Income Fund may purchase warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase futures contracts and options on futures contracts. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

          A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

          The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.


          The Trust, on behalf of the Funds, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to each Fund.



          Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."


          Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

          "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

          Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

          If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

          Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


          FORWARD CURRENCY CONTRACTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may enter into forward currency contracts. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, and price as agreed upon by the parties at the time the contract is entered. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.


          A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates (hedging). The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

          The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

          Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

          COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

          Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.


          Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.



          GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.



          (1) Successful use of hedging transactions depends upon AIM's and/or Invesco Institutional's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM and/or Invesco Institutional are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.



          (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.


          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

          (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

          (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

          (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

          INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.


          TAXABLE MUNICIPAL SECURITIES. AIM Select Real Estate Income Fund may invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.


FUND POLICIES

          FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

          With respect to AIM Multi-Sector Fund:

          (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities.


          (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).


          (4) The Fund may not issue senior securities, except as permitted under the 1940 Act.


          (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.


          (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

          (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

          (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

          (9) The Fund may not purchase the securities or any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


          With respect to AIM Select Real Estate Income Fund and the Structured
Funds:



          (1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.



          (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.



          (3) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.



          (4) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.



          (5) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.



          (6) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.


          The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.


ADDITIONAL FUNDAMENTAL POLICIES: As fundamental policies:



          AIM Select Real Estate Income Fund. The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund's fundamental restriction regarding industry concentration, companies principally engaged in the real estate industry shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.



          With respect to the Structured Funds:



          (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.



          (2) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.


          NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

          With respect to AIM Multi-Sector Fund:

          (1) The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

          (2) The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation
(3)).

          (3) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

          (4) The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

          (5) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          With respect to AIM Select Real Estate Income Fund and the Structured
Funds:



          (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.



          (2) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.



          (3) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.



          (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



          (5) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


          The Funds do not consider currencies or other financial commodities or contracts and financial instruments related thereto to be physical commodities (which include, for example, oil precious metals and grains). Accordingly, the Funds interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction (for Funds other than AIM Multi-Sector Fund) to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and elsewhere in this Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, commodity-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other commodity-related derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction (for Funds other than AIM Multi-Sector Fund) to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


ADDITIONAL NON-FUNDAMENTAL POLICIES: As non-fundamental policies:



          AIM Select Real Estate Income Fund normally invests at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real-estate related investments. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

          With respect to the Structured Funds



          (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.



          (2) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.


TEMPORARY DEFENSIVE POSITIONS

          In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


PORTFOLIO TURNOVER



For the fiscal years or period, for AIM Select Real Estate Income Fund, ended August 31, 2007 and 2006, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in AIM's investment outlook.



           TURNOVER RATES            2007   2006
----------------------------------   ----   ----
AIM Multi-Sector Fund                  44%    66%
AIM Select Real Estate Income Fund     24%    23%
AIM Structured Core Fund               79%    25%
AIM Structured Growth Fund             91%     7%
AIM Structured Value Fund              62%     5%


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

          The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

                   INFORMATION                     APPROXIMATE DATE OF WEBSITE POSTING   INFORMATION REMAINS POSTED ON WEBSITE
------------------------------------------------   -----------------------------------   -------------------------------------------
Top ten holdings as of month-end                   15 days after month-end               Until replaced with the  following month's
                                                                                         top ten holdings
Select holdings included in the Fund's Quarterly   29 days after calendar quarter-end    Until replaced with the  following
Performance Update                                                                       quarter's Quarterly Performance Update
Complete portfolio holdings as of calendar         30 days after calendar quarter-end    For one year
quarter-end
Complete portfolio holdings as of fiscal           60-70 days after fiscal quarter-end   For one year
quarter-end

          These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

          SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

          AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

          -    Attorneys and accountants;

          -    Securities lending agents;

          -    Lenders to the AIM Funds;

          -    Rating and rankings agencies;

          -    Persons assisting in the voting of proxies;

          -    AIM Funds' custodians;

          - The AIM Funds' transfer agent(s) (in the event of a redemption in kind)

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

          - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM
               Fund);

          -    Financial printers;

          - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

          - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

          In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

          AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

          The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

          DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' sub-advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

          From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of a Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

          From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

          DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

          DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

          AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

          The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

          Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar officers with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

          The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

          The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee (the "Committees").

          The members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the Board in oversight of the independent registered public accountants, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed (a) of the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended August 31, 2007, the Audit Committee held six meetings.



          The members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer; (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures; (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2007, the Compliance Committee held seven meetings.


          The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2007, the Governance Committee held eight meetings.

          Notice procedures set forth in the Trust's bylaws require that any shareholder of the Funds desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


          The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel and Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2007, the Investments Committee held six meetings.


          The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


          The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Taylor, Miss Quigley (Chair) and Dr. Soll. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended August 31, 2007, the Valuation Committee held five meetings.



          Effective January 1, 2008, the Valuation Committee will be reconstituted as the Valuation, Distribution and Proxy Oversight Committee. The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.



          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

          The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and
(b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2007, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

          The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

          Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

          Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Appendix D.

Retirement Plan For Trustees

          The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

          The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

          Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

          Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

          The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


          AIM, the Trust and AIM Distributors, and Invesco Institutional, have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of AIM and its subsidiaries, and Invesco Institutional, and governs, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R). Personal trading, including personal trading involving securities that may be purchased or held by a fund withiN The AIM Family of Funds(R), is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES


          The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Multi-Sector Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Select Real Estate Income Fund and the Structured Funds to the Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.


          Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

          Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2007 is available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


          AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary ofInvesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.



          As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.


          AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

          The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

          AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


          Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net asset of each class.



                                                                                                             MAXIMUM
                                                                                                          ADVISORY FEE
                                           ANNUAL RATE/NET ASSET PER        MAXIMUM ADVISORY FEE RATE   RATES COMMITTED
             FUND NAME                        ADVISORY AGREEMENT              AFTER JANUARY 1, 2005        UNTIL DATE
----------------------------------   ------------------------------------   -------------------------   ---------------
AIM Multi-Sector Fund                0.695% of the first $250M                         N/A                    N/A
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Select Real Estate Income Fund   0.75% of the first $250 million
                                     0.74% of the next $250 million                     N/A                   N/A
                                     0.73% of the next $500 million
                                     0.72% of the next $1.5 billion
                                     0.71% of the next $2.5 billion
                                     0.70% of the next $2.5 billion
                                     0.69% of the next $2.5 billion
                                     0.68% of the excess over $10 billion

AIM Structured Core Fund             0.60% of first $250M
AIM Structured Growth Fund           0.575% of next $250M                               N/A                   N/A
AIM Structured Value Fund            0.55% of next $500M
                                     0.525% of next $1.5B
                                     0.50% of next $2.5B
                                     0.475% of next $2.5B
                                     0.45% of next 2.5B
                                     0.425% of excess over $10B


          AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

          AIM has contractually agreed through at least June 30, 2008 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

          AIM also has contractually agreed through at least June 30, 2008 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;

(v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:



             FUND               EXPENSE LIMITATION
-----------------------------   ------------------
AIM Structured Core Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75%

AIM Structured Growth Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75%

AIM Structured Value Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75%



The above contractual fee waivers or reductions are set forth in the Fee Table to each Structured Fund's Prospectus and may not be terminated or amended to a Fund's detriment during the period stated in the agreement between AIM and such Structured Fund.



          Currently, the only expense offset arrangements from which each of the Structured Funds benefit are in the form of credits that each Structured Fund receives from banks where each Structured Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Structured Fund.


INVESTMENT SUB-ADVISOR


          AIM has entered into a Sub-Advisory Agreement with Invesco Institutional to provide investment sub-advisory services to the Structured Funds.



          Invesco Institutional is registered as an investment advisor' under the Advisers Act. Invesco Institutional is responsible for AIM Select Real Estate Income Fund and the Structured Funds day-to-day management, including AIM Select Real Estate Income Fund and the Structured Funds investment decisions and the execution of securities transactions with respect to AIM Select Real Estate Income Fund and the Structured Funds.



          AIM and Invesco Institutional are indirect wholly owned subsidiaries of Invesco.



          For the services to be rendered by Invesco Institutional under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation of the sub-advised assets per year, for the Structured Funds.

          The management fees payable by AIM Multi-Sector Fund and the Structured Funds the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended August 31 are found in Appendix G. The management fees payable by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, are found in Appendix G.



Portfolio Managers



          Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:



     -    The dollar range of the managers' investments in each Fund.



     -    A description of the managers' compensation structure.


     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

          If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

          ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


          Administrative services fees paid to AIM by AIM Multi-Sector Fund and the Structured Funds for the last three fiscal years ended August 31 are found in Appendix I. Administrative Services fees paid to AIM by AIM Select Real Estate Income Fund and the Closed-End Fund for the period ended August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, are found in Appendix I.

OTHER SERVICE PROVIDERS

          TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.


          The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS at an annual rate per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee per trade executed, to be billed monthly, plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and NetworkSupport Payments" below.



          SUB-TRANSFER AGENT. A I M Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor.


          CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

          The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

          Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.


          COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

          AIM or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

          Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

          Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


          Brokerage commissions paid by AIM Multi-Sector Fund and the Structured Funds during the last three fiscal years ended August 31 are found in Appendix
J. Brokerage commissions paid by AIM Select Real Estate Income Fund and the Closed-End Fund during the fiscal period ended August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004 are found in Appendix J.


COMMISSIONS


          During the last three fiscal years ended August 31, 2007 AIM Multi-Sector Fund and each of the Structured Funds did not pay brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities. During the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004 neither AIM Select Real Estate Income Fund nor the Closed-End Fund paid brokerage commissions to Brokers affiliated with AIM Select Real Estate Income Fund or the Closed-End Fund, AIM, AIM Distributors, or any affiliates of such entities.


          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

          AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a

Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

          In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

          AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:


     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.


     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

          - proprietary research created by the Broker executing the trade, and

          - other products created by third parties that are supplied to AIM through the Broker executing the trade.

          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

          AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

          If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

          Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

          AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


          Directed brokerage (research services) paid by AIM Multi-Sector Fund and the Structured Funds during the last fiscal year ended August 31, 2007 are found in Appendix K. Directed brokerage (research services) paid by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007 is found in Appendix K.

REGULAR BROKERS


Information concerning AIM Multi-Sector Fund and the Structured Funds acquisition of securities of their Brokers during the last fiscal year ended August 31, 2007 is found in Appendix K. Information concerning AIM Select Real Estate Income Fund and the Closed-End Fund's acquisition of securities of its Brokers for the period January 1, 2007 through August 31, 2007 is found in Appendix K.


ALLOCATION OF PORTFOLIO TRANSACTIONS

          AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

          Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

          AIM or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.


          Invesco Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Institutional to be fair and equitable.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

          If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic

Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES


Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



          INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


          Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Asia Pacific Growth Fund        AIM Independence 2050 Fund
AIM Basic Balanced Fund             AIM International Allocation Fund
AIM Basic Value Fund                AIM International Core Equity Fund
AIM Capital Development Fund        AIM International Growth Fund
AIM Charter Fund                    AIM International Small Company Fund
AIM China Fund                      AIM Japan Fund
AIM Conservative Allocation Fund    AIM Large Cap Basic Value Fund
AIM Constellation Fund              AIM Large Cap Growth Fund
AIM Developing Markets Fund         AIM Leisure Fund
AIM Diversified Dividend Fund       AIM Mid Cap Basic Value Fund
AIM Dynamics Fund                   AIM Mid Cap Core Equity Fund
AIM Energy Fund                     AIM Moderate Allocation Fund
AIM European Growth Fund            AIM Moderate Growth Allocation Fund
AIM European Small Company Fund     AIM Moderately Conservative Allocation Fund
AIM Financial Services Fund         AIM Multi-Sector Fund
AIM Global Aggressive Growth Fund   AIM Real Estate Fund
AIM Global Equity Fund              AIM Select Equity Fund
AIM Global Growth Fund              AIM Select Real Estate Income Fund
AIM Global Health Care Fund         AIM Small Cap Equity Fund
AIM Global Real Estate Fund         AIM Small Cap Growth Fund
AIM Global Value Fund               AIM Structured Core Fund
AIM Gold & Precious Metals Fund     AIM Structured Growth Fund
AIM Growth Allocation Fund          AIM Structured Value Fund
AIM Income Allocation Fund          AIM Summit Fund
AIM Independence Now Fund           AIM Technology Fund
AIM Independence 2010 Fund          AIM Trimark Endeavor Fund

AIM Independence 2020 Fund          AIM Trimark Fund
AIM Independence 2030 Fund          AIM Trimark Small Companies Fund
AIM Independence 2040 Fund          AIM Utilities Fund

                                                                       Dealer
                                       Investor's Sales Charge       Concession
                                      --------------------------   -------------
                                          As a           As a           As a
                                       Percentage     Percentage    Percentage
                                      of the Public   of the Net   of the Public
     Amount of Investment in            Offering        Amount       Offering
        Single Transaction                Price        Invested        Price
---------------------------------     -------------   ----------   -------------
             Less than $   25,000         5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000         5.25           5.54          4.50
$ 50,000 but less than $  100,000         4.75           4.99          4.00
$100,000 but less than $  250,000         3.75           3.90          3.00
$250,000 but less than $  500,000         3.00           3.09          2.50
$500,000 but less than $1,000,000         2.00           2.04          1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund      AIM International Total Return Fund
AIM High Yield Fund                 AIM Municipal Bond Fund
AIM Income Fund                     AIM Total Return Bond Fund
AIM Intermediate Government Fund

                                                                       Dealer
                                        Investor's Sales Charge      Concession
                                      --------------------------   -------------
                                          As a           As a           As a
                                       Percentage     Percentage     Percentage
                                      of the Public   of the Net   of the Public
     Amount of Investment in            Offering        Amount        Offering
        Single Transaction                Price        Invested        Price
---------------------------------     -------------   ----------   -------------
             Less than $   50,000         4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000         4.00           4.17          3.25
$100,000 but less than $  250,000         3.75           3.90          3.00
$250,000 but less than $  500,000         2.50           2.56          2.00
$500,000 but less than $1,000,000         2.00           2.04          1.60

CATEGORY III FUNDS



AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                       Dealer
                                        Investor's Sales Charge      Concession
                                      --------------------------   -------------
                                          As a           As a          As a
                                       Percentage     Percentage    Percentage
                                      of the Public   of the Net   of the Public
     Amount of Investment in            Offering        Amount       Offering
        Single Transaction                Price        Invested        Price
---------------------------------     -------------   ----------   -------------
             Less than $  100,000         1.00%          1.01%         0.75%
$100,000 but less than $  250,000         0.75           0.76          0.50
$250,000 but less than $1,000,000         0.50           0.50          0.40


          As of the close of business on October 30, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund


                                                                       Dealer
                                       Investor's Sales Charge      Concession
                                       -------------------------   -------------
                                          As a           As a          As a
                                       Percentage     Percentage    Percentage
                                      of the Public   of the Net   of the Public
     Amount of Investment in            Offering        Amount       Offering
        Single Transaction                Price        Invested        Price
---------------------------------     -------------   ----------   -------------
             Less than $  100,000      2.50%              2.56%        2.00%
$100,000 but less than $  250,000      2.00               2.04         1.50
$250,000 but less than $  500,000      1.50               1.52         1.25
$500,000 but less than $1,000,000      1.25               1.27         1.00


          LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

          AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

          PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Code, and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

              PERCENT OF PURCHASE

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

          If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

          PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

              PERCENT OF PURCHASES

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

          A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

          With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

          PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

          As used herein, the terms below shall be defined as follows:

          - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

          - "Spouse" is the person to whom one is legally married under state law;

          - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

          - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

          -    "Parent" is a person's biological or adoptive mother or father;

          - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

          -    "Step-parent" is the Spouse of a Child's Parent; and

          - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

          - an Individual (including his or her spouse or domestic partner, and children);

          - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

          - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS


          - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 or the Code, if:

               a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

               b. each transmittal is accompanied by a single check or wire transfer; and

               c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

          HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

          A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

          The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:


Calculating the Initial Sales Charge



          - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



          - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



          - The offering price may be further reduced as described below under "Rights of Accumulation" if AIS, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



          - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.


Calculating the Number of Shares to be Purchased

          - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effect date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

          - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

          - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.


Fulfilling the Intended Investment


          - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



          - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.


          - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI


          - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.


          - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.


LOIs and Contingent Deferred Sales Charges


          All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1.00% CDSC.


RIGHTS OF ACCUMULATION


          A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

          If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.


REINSTATEMENT FOLLOWING REDEMPTION


          If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:


          - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or


          - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.


          In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.


          OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

          PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

          AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:


          - Any current or retired officer, director, trustee or employee of any AIM Fund or of Invesco or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);


          - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

          - Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the Fund (this includes any members of their Immediate Family);

          - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

          - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;

          - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

               a.   the plan has assets of at least $1 million;

               b. there are at least 100 employees eligible to participate in the plan; or

               c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
                    Section 501(c)(3) of the Code.


          -    "Grandfathered" shareholders as follows:


               a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;


               b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;


               c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

               d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

               e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

               f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the former GT Global funds since that time;

               g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

               h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLES, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

          -    when reinvesting dividends and distributions;

          - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

          - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;

          - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;

          - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or

          -    when buying Class A shares of AIM Tax-Exempt Cash Fund.

          PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

          The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates"). In addition to those payments, ADI Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, ADI Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

          A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached hereto as Appendix
L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

          FINANCIAL SUPPORT PAYMENTS. ADI Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

          The financial support payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Fund in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

          SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. AIS, an ADI Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agent functions for these accounts are performed by the financial advisor. In these situations, ADI Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.

          All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

          OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly NASD, Inc.). ADI Affiliates makes payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

          ADI Affiliates is motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefits from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

          In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

Purchases of Class B Shares

          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

          Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Payments With Regard to Converted Class K Shares

          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchases and Redemption of Class P Shares

          Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.

Purchases of Class R Shares

          Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                    0.75% of the first $5 million

                    plus 0.50% of amounts in excess of $5 million

          With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares


          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.


Purchases of Institutional Class Shares

          Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.


Exchanges



          TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.


Redemptions

          GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.


          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.


          SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

          Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



          Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.


Contingent Deferred Sales Charges Imposed upon Redemption of Shares


          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:


          - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

          -    Redemptions following the death or post-purchase disability of
               (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

          - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

          - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

          -    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

          -    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

          - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;

          - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

          -    Investment account(s) of AIM and its affiliates.

          CDSCs will not apply to the following redemptions of Class C shares:

          - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

          - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code; and

          - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.


          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



          - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and


          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

          GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

          AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

          SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.


          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of AIS.


          TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

          INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.

          ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.


          MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:


          - an annual custodial fee on accounts where AIM Distributors acts as the prototype sponsor;

          - expedited mailing fees in response to overnight redemption requests; and

          - copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.

INSTITUTIONAL CLASS SHARES

          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

          A financial intermediary may submit a written request to AIS for correction of transactions involving a Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

          Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

          AIS may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

          Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

          The following formula may be used to determine the public offering price per Class A share of an investor's investment:

          Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on August 31, 2007, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $28.93. The offering price, assuming an initial sales charge of 5.50%, therefore was $30.61.

          Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value


          Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts may be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.



          A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices.



          Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.



          Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.



          Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.



          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.



          Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.



          Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.


REDEMPTIONS IN KIND

          Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING


          Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.



          Each Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid or accrued), including exempt interest dividends, in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.


          An investor is subject to backup withholding if:

          1.   the investor fails to furnish a correct TIN to the Fund;

          2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

          3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

          4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

          5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.


          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.


          Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

          Investors should contact the IRS if they have any questions concerning withholding.

          IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


          It is the present policy of each Fund except AIM Select Real Estate Income Fund to declare and pay annually net investment income dividends and any capital gain distributions. It is the present policy of AIM Select Real Estate Income Fund to declare and pay net investment dividends quarterly and to declare and pay any capital gain distributions annually. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to AIM Select Real Estate Income Fund. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains.



          All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.



          Dividends on Class B, Class C and Class R shares of certain Funds are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

          Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.


          Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.

          In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

          For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

          Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself.

With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

          Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.


          DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

          Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


          Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of

Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


          SWAP AGREEMENTS. AIM Multi-Sector fund and AIM Select Real Estate Income Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area.


          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

          PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.


          A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


          Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

          Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year.

          Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends, and dividends received by a Fund from REIT's are generally not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.


          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

          Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


          The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.


          If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

          BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.



          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. For this purpose with respect to distributions made by AIM Select Real Estate Income Fund before 2008, no portion of a dividend may be designated as a capital gain dividend received by a foreign shareholder to the extent that it is attributable to gain from the sale or exchange of a "U.S. real property interest". Instead, dividends paid from such gain will be treated as ordinary income dividends. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that AIM Select Real Estate Income Fund holds in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."


          In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

          Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

          Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

          FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


          EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 28, 2007. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


          Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

          The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable, (collectively the "Plans").

          Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


                                                                             INVESTOR
                FUND                 CLASS A   CLASS B   CLASS C   CLASS R     CLASS
----------------------------------   -------   -------   -------   -------   --------
AIM Multi-Sector Fund                 0.25%     1.00%     1.00%       N/A      N/A
AIM Select Real Estate Income Fund    0.25%     1.00%     1.00%       N/A      N/A
AM Structured Core Fund               0.25%     1.00%     1.00%      0.50%    0.25%
AIM Structured Growth Fund            0.25%     1.00%     1.00%      0.50%     N/A
AIM Structured Value Fund             0.25%     1.00%     1.00%      0.50%     N/A


          All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

          Amounts payable by a Fund under the Class A, Class B, Class C, Class R and Investor Class Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If

AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

          AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R shares or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

          The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R shares and Investor Class shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

          AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

          Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.


          See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended August 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended August 31, 2007.


          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

          The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

          The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

          The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. AIM Distributors became the distributor of AIM Multi-Sector Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

          The Distribution Agreements provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

          AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

          Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the

Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.


          AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.


          AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

          The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

          Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.

                              FINANCIAL STATEMENTS


          Each Fund's financial statements for the period ended August 31, 2007, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on November 9, 2007.


          The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.

                               PENDING LITIGATION

          Settled Enforcement Actions Related to Market Timing

          On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and ADI reached final settlements with certain regulators, including the SEC, the

New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

          The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. AIM has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http:www.aiminvestments.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither AIM nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.

          Regulatory Action Alleging Market Timing

          On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing


          Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management Group Inc. ("AIM Management"), Invesco, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.


          All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

          Private Civil Actions Alleging Improper Use of Fair Value Pricing

          Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

          Moody's corporate ratings are as follows:

          AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

          Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

          AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

          Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

          S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

          Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

          Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

          The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

          Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. ` B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                           (AS OF SEPTEMBER 30, 2007)


            SERVICE PROVIDER                              DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM funds)
AIM Investment Services, Inc.               Transfer Agent
Anglemyer & Co.                             Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM funds)
Bear, Stearns Pricing Direct                Pricing Vendor (for certain AIM funds)
BOSC, Inc.                                  Broker (for certain AIM funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM funds)
Cabrera Capital Markets                     Broker (for certain AIM funds)
CENVEO                                      Financial Printer
Charles River Systems, Inc.                 System Provider
Citigroup Global Markets, Inc.              Broker (for certain AIM funds)
Classic Printers Inc.                       Financial Printer
Color Dynamics                              Financial Printer
Commerce Capital Markets                    Broker (for certain AIM funds)
D.A. Davidson & Co.                         Broker (for certain AIM funds)
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM funds)
Finacorp Securities                         Broker (for certain AIM funds)
First Albany Capital                        Broker (for certain AIM funds)
First Tryon Securities                      Broker (for certain AIM funds)
F T Interactive Data Corporation            Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM funds)
GCom2 Solutions                             Software Provider (for certain AIM funds)
George K. Baum & Company                    Broker (for certain AIM funds)
Glass, Lewis & Co.                          System Provider (for certain AIM funds)
Global Trend Alert                          Analyst (for certain AIM funds)
Greater Houston Publishers                  Financial Printer
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM funds)
Imageset                                    Financial Printer
iMoneyNet, Inc.                             Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                          Financial Printer
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain AIM funds)
Invesco Senior Secured Management           System Provider (for certain AIM funds)
Investortools, Inc.                         Broker (for certain AIM funds)
ITG, Inc.                                   Pricing Vendor (for certain AIM funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global
Markets Inc.\JPMorgan Chase Bank, N.A.      Lender (for certain AIM funds)
John Hancock Investment Management
Services, LLC                               Sub-advisor (for certain sub-advised accounts)

            SERVICE PROVIDER                              DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
Jorden Burt LLP                             Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP        Legal Counsel
Lipper, Inc.                                Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM funds)
Loop Capital Markets                        Broker (for certain AIM funds)
MarkIt Group Limited                        Pricing Vendor (for certain AIM funds)
Merrill Communications, LLC                 Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.               Broker (for certain AIM funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and Morgan
Stanley & Co. Incorporated                  Securities Lender (for certain AIM funds)
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM funds)
Ness USA                                    System provider
Noah Financial, LLC                         Analyst (for certain AIM funds)
OMGEO Oasys                                 Trading System
Page International                          Financial Printer
PCP Publishing                              Financial Printer
Piper Jaffray                               Analyst (for certain AIM funds)
Prager, Sealy & Co.                         Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                  Independent Registered Public Accounting Firm
                                            (for all AIM funds)
Protective Securities                       Broker (for certain AIM funds)
Ramirez & Co., Inc.                         Broker (for certain AIM funds)
Raymond James & Associates, Inc.            Broker (for certain AIM funds)
RBC Capital Markets                         Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM funds)
Reuters America, LLC                        Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM funds)
Seattle-Northwest Securities Corporation    Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM funds)
Signature                                   Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's/Standard and Poor's
Securities Evaluations, Inc.                Pricing Service and Rating and Ranking Agency
                                            (each, respectively, for certain AIM funds)
StarCompliance, Inc.                        System Provider
State Street Bank and Trust Company         Custodian, Lender, Securities Lender, and System Provider
                                            (each, respectively, for certain AIM funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM funds)
The Bank of New York                        Custodian and Securities Lender
                                            (each, respectively, for certain AIM funds)
The MacGregor Group, Inc.                   Software Provider
The Savader Group                           Broker (for certain AIM funds)
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM funds)
Western Lithograph                          Financial Printer

            SERVICE PROVIDER                              DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
Wiley Bros. Aintree Capital  L.L.C.         Broker (for certain AIM funds)
William Blair & Co.                         Broker (for certain AIM funds)
XSP, LLC\Solutions PLUS, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                             As of November 30, 2007



--------------------------------------------------------------------------------
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.
--------------------------------------------------------------------------------



                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960     2007    Director, Chief Executive Officer and President,            None
Trustee                                  Invesco Ltd. (ultimate parent of AIM and a global
                                         investment management firm) and Invesco Holding
                                         Company Limited (parent of AIM and a global
                                         investment management firm); Chairman, A I M
                                         Advisors, Inc. (registered investment advisor); Director,
                                         Chairman, Chief Executive Officer and President, IVZ
                                         Inc. (holding company) and INVESCO North American
                                         Holdings, Inc. (holding company); Chairman and
                                         President, INVESCO Group Services, Inc. (service
                                         provider); Trustee, The AIM Family of Funds(R);  Vice
                                         Chairman, Investment Company Institute; and Member
                                         of Executive Board, SMU Cox School of Business

                                         Formerly: Chairman, Investment Company Institute;
                                         President, Co-Chief Executive Officer, Co-President,
                                         Chief Operating Officer and Chief Financial Officer,
                                         Franklin Resources, Inc. (global investment
                                         management organization)

Philip A. Taylor(2) - 1954       2006    Director, Chief Executive Officer and President, AIM        None
Trustee, President and                   Mutual Fund Dealer Inc. (registered broker dealer),
Principal Executive Officer              A I M Advisors, Inc., AIM Funds Management Inc.
                                         d/b/a INVESCO Enterprise Services (registered
                                         investment advisor and registered transfer agent) and
                                         1371 Preferred Inc. (holding company); Director,
                                         Chairman, Chief Executive Officer and President, A I M
                                         Management Group Inc. (financial services holding
                                         company) and A I M Capital Management, Inc.
                                         (registered investment advisor);  Director and
                                         President, INVESCO Funds Group, Inc. (registered
                                         investment advisor and registered transfer agent) and
                                         AIM GP Canada Inc. (general partner for limited
                                         partnership); Director, A I M Distributors, Inc.
                                         (registered broker dealer); Director and Chairman, AIM
                                         Investment Services, Inc. (registered transfer agent)
                                         and INVESCO Distributors, Inc. (registered broker
                                         dealer); Director, President and Chairman, IVZ



----------
(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------

                                         Callco Inc. (holding company), INVESCO Inc. (holding
                                         company) and AIM Canada Holdings Inc. (holding
                                         company); Director and Chief Executive Officer, AIM
                                         Trimark Corporate Class Inc. (formerly AIM Trimark
                                         Global Fund Inc.) (corporate mutual fund company)
                                         and AIM Trimark Canada Fund Inc. (corporate mutual
                                         fund company); Trustee, President and Principal
                                         Executive Officer, The AIM Family of Funds(R) (other
                                         than AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust);
                                         Trustee and Executive Vice President, The AIM Family
                                         of Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only) ; and Manager, PowerShares Capital
                                         Management LLC

                                         Formerly: Director and Chairman, Fund Management
                                         Company (former registered broker dealer); President
                                         and Principal Executive Officer, The AIM Family of
                                         Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only); Chairman, AIM Canada Holdings, Inc.;
                                         President, AIM Trimark Global Fund Inc. and AIM
                                         Trimark Canada Fund Inc.; and Director, Trimark Trust
                                         (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944         2003    Chairman, Crockett Technology Associates                    ACE Limited (insurance
Trustee and Chair                        (technology consulting company)                             company); and Captaris,
                                                                                                     Inc. (unified messaging
                                                                                                     provider)

Bob R. Baker - 1936              1983    Retired                                                     None
Trustee

Frank S. Bayley - 1939           2003    Retired                                                     Badgley Funds, Inc.
Trustee                                  Formerly: Partner, law firm of Baker & McKenzie             (registered investment
                                                                                                     company) (2 portfolios)

James T. Bunch - 1942            2000    Founder, Green, Manning & Bunch Ltd. (investment            None
Trustee                                  banking firm); and Director, Policy Studies, Inc. and
                                         Van Gilder Insurance Corporation

                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------
Albert R. Dowden - 1941          2003    Director of a number of public and private business         None
Trustee                                  corporations, including the Boss Group, Ltd. (private
                                         investment and management), Reich & Tang Funds
                                         (Chairman) (registered investment company) (7
                                         portfolios), Daily Income Fund (4 portfolios), California
                                         Daily Tax Free Income Fund, Inc., Connecticut Daily
                                         Tax Free Income Fund, Inc. and New Jersey Daily
                                         Municipal Income Fund, Inc., Annuity and Life Re
                                         (Holdings), Ltd. (insurance company), and
                                         Homeowners of America Holding Corporation (property
                                         casualty company)

                                         Formerly: Director, CompuDyne Corporation (provider
                                         of product and services to the public security market);
                                         Director, President and Chief Executive Officer, Volvo
                                         Group North America, Inc.; Senior Vice President, AB
                                         Volvo; Director of various affiliated Volvo companies;
                                         and Director, Magellan Insurance Company

Jack M. Fields - 1952            2003    Chief Executive Officer, Twenty First Century Group,        Administaff
Trustee                                  Inc. (government affairs company); Owner and Chief
                                         Executive Officer, Dos Angelos Ranch, L.P. (cattle,
                                         hunting, corporate entertainment), and Discovery
                                         Global Education Fund (non-profit)

                                         Formerly: Chief Executive Officer, Texana Timber LP
                                         (sustainable forestry company)

Carl Frischling - 1937           2003    Partner, law firm of Kramer Levin Naftalis and Frankel      Director, Reich & Tang
Trustee                                  LLP                                                         Funds (7 portfolios)

Prema Mathai-Davis - 1950        2003    Formerly:  Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942          2003    Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935           2003    Retired                                                     None
Trustee

Larry Soll - 1942                1997    Retired                                                     None
Trustee

Raymond Stickel, Jr. - 1944      2005    Retired                                                     None
Trustee                                  Formerly:  Partner, Deloitte & Touche; and Director,
                                         Mainstay VP Series Funds, Inc. (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958           2005    Senior Vice President and Senior Officer, The AIM           N/A
Senior Vice President and                Family of Funds(R)
Senior Officer
                                         Formerly: Director of Compliance and Assistant
                                         General Counsel, ICON Advisers, Inc.; Financial
                                         Consultant, Merrill Lynch; and General Counsel and
                                         Director of Compliance, ALPS Mutual Funds, Inc.

                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------
John M. Zerr - 1962              2006    Director, Senior Vice President, Secretary and General      N/A
Senior Vice President, Chief             Counsel, A I M Management Group Inc., A I M
Legal Officer and Secretary              Advisors, Inc. and A I M Capital Management, Inc.;
                                         Director, Vice President and Secretary, AIM
                                         Investment Services, Inc. and INVESCO Distributors,
                                         Inc.; Director, Senior Vice President and Secretary,
                                         A I M Distributors, Inc.; Director and Vice President,
                                         INVESCO Funds Group, Inc.; Senior Vice President,
                                         Chief Legal Officer and Secretary, The AIM Family of
                                         Funds(R); and Manager, PowerShares Capital
                                         Management LLC

                                         Formerly: Director, Vice President and Secretary,
                                         Fund Management Company; Vice President, A I M
                                         Capital Management, Inc.; Chief Operating Officer,
                                         Senior Vice President, General Counsel and
                                         Secretary, Liberty Ridge Capital, Inc. (an investment
                                         adviser); Vice President and Secretary, PBHG Funds
                                         (an investment company); Vice President and
                                         Secretary, PBHG Insurance Series Fund (an
                                         investment company); General Counsel and Secretary,
                                         Pilgrim Baxter Value Investors (an investment adviser);
                                         Chief Operating Officer, General Counsel and
                                         Secretary, Old Mutual Investment Partners (a broker-
                                         dealer); General Counsel and Secretary, Old Mutual
                                         Fund Services (an administrator); General Counsel
                                         and Secretary, Old Mutual Shareholder Services (a
                                         shareholder servicing center); Executive Vice
                                         President, General Counsel and Secretary, Old Mutual
                                         Capital, Inc. (an investment adviser); and Vice
                                         President and Secretary, Old Mutual Advisors Funds
                                         (an investment company)

Lisa O. Brinkley - 1959          2004    Global Compliance Director, Invesco Ltd.; and Vice          N/A
Vice President                           President, The AIM Family of Funds(R)

                                         Formerly: Senior Vice President, A I M Management
                                         Group Inc.; Senior Vice President and Chief
                                         Compliance Officer, A I M Advisors, Inc. and The AIM
                                         Family of Funds(R); Vice President and Chief
                                         Compliance Officer, A I M Capital Management, Inc.
                                         and A I M Distributors, Inc.; Vice President, AIM
                                         Investment Services, Inc. and Fund Management
                                         Company; and Senior Vice President and Compliance
                                         Director, Delaware Investments Family of Funds

                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------
Kevin M. Carome - 1956           2003    Senior Vice President and General Counsel, Invesco          N/A
Vice President                           Ltd.; Director, INVESCO Funds Group, Inc.; Director
                                         and Secretary, IVZ, Inc. and INVESCO Group
                                         Services, Inc.; Secretary, INVESCO North American
                                         Holdings, Inc.; and Vice President, The AIM Family of
                                         Funds(R)

                                         Formerly: Director, Senior Vice President, Secretary
                                         and General Counsel, A I M Management Group Inc.
                                         and A I M Advisors, Inc.; Senior Vice President, A I M
                                         Distributors, Inc.; Director, General Counsel and Vice
                                         President, Fund Management Company; Vice
                                         President, A I M Capital Management, Inc. and AIM
                                         Investment Services, Inc.; and Senior Vice President,
                                         Chief Legal Officer and Secretary, The AIM Family of
                                         Funds(R); Director and Vice President, INVESCO
                                         Distributors, Inc.; Chief Executive Officer and
                                         President, INVESCO Funds Group; and Senior Vice
                                         President and General Counsel, Liberty Financial
                                         Companies, Inc.

Sidney M. Dilgren - 1961         2004    Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President, Treasurer and            Management, Inc.; and Vice President, Treasurer and
Principal Financial Officer              Principal Financial Officer, The AIM Family of Funds(R)

                                         Formerly: Fund Treasurer, A I M Advisors, Inc.; Senior
                                         Vice President, AIM Investment Services, Inc. and Vice
                                         President, A I M Distributors, Inc.

Karen Dunn Kelley - 1960         2003    Head of Invesco's World Wide Fixed Income and Cash          N/A
Vice President                           Management Group; Director of Cash Management
                                         and Senior Vice President, A I M Advisors, Inc. and
                                         A I M Capital Management, Inc.; Executive Vice
                                         President, A I M Distributors, Inc.; Senior Vice
                                         President, A I M Management Group Inc.;   Vice
                                         President, The AIM Family of Funds(R) (other than AIM
                                         Treasurer's Series Trust, Short-Term Investments
                                         Trust and Tax-Free Investments Trust); and President
                                         and Principal Executive Officer, The AIM Family of
                                         Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only)

                                         Formerly: Director and President, Fund Management
                                         Company; Chief Cash Management Officer and
                                         Managing Director, A I M Capital Management, Inc.;
                                         and Vice President, A I M Advisors, Inc. and The AIM
                                         Family of Funds(R) (AIM Treasurer's Series Trust, Short-
                                         Term Investments Trust and Tax-Free Investments
                                         Trust only)

Lance A. Rejsek - 1967           2005    Anti-Money Laundering Compliance Officer, A I M             N/A
Anti-Money Laundering                    Advisors, Inc., A I M Capital Management, Inc., A I M
Compliance Officer                       Distributors, Inc., AIM Investment Services, Inc., AIM
                                         Private Asset Management, Inc. and The AIM Family
                                         of Funds(R)

                                         Formerly: Anti-Money Laundering Compliance Officer,
                                         Fund Management Company; and Manager of the
                                         Fraud Prevention Department, AIM Investment
                                         Services, Inc.

                               TRUSTEE                                                                         OTHER
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     TRUSTEESHIP(S)/
  POSITION(S) HELD WITH THE    OFFICER                                                                    DIRECTORSHIPS(S)
            TRUST               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE/DIRECTOR
----------------------------   -------   ------------------------------------------------------------------------------------
Todd L. Spillane - 1958          2006    Senior Vice President, A I M Management Group Inc.;         N/A
Chief Compliance Officer                 Senior Vice President and Chief Compliance Officer,
                                         A I M Advisors, Inc. and A I M Capital Management,
                                         Inc.; Chief Compliance Officer, The AIM Family of
                                         Funds(R), Invesco Global Asset Management (N.A.), Inc.
                                         (registered investment advisor), Invesco Institutional
                                         (N.A.), Inc. (registered investment advisor), INVESCO
                                         Private Capital Investments, Inc. (holding company),
                                         Invesco Private Capital, Inc. (registered investment
                                         advisor) and Invesco Senior Secured Management,
                                         Inc. (registered investment advisor); and Vice
                                         President, A I M Distributors, Inc. and AIM Investment
                                         Services, Inc.

                                         Formerly: Vice President, A I M Capital Management,
                                         Inc. and Fund Management Company;  Global Head of
                                         Product Development, AIG-Global Investment Group,
                                         Inc.; and Chief Compliance Officer and Deputy
                                         General Counsel, AIG-SunAmerica Asset
                                         Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2006



                                                                                  Aggregate Dollar Range of
                                                                                   Equity Securities in All
                                                                                    Registered Investment
                                                                                    Companies Overseen by
                                    Dollar Range of Equity Securities             Trustee in The AIM Family
    Name of Trustee                               Per Fund                               of Funds(R)
-----------------------   -----------------------------------------------------   -------------------------
Martin L. Flanagan(3)                     N/A                                                N/A
Robert H. Graham(4)       AIM Select Real Estate Income Fund $50,001 - $100,000        Over $100,000
Philip A. Taylor(5)                      - 0 -                                               -0-
Bob R. Baker              AIM Select Real Estate Income Fund $10,001 - $50,000         Over $100,000
Frank S. Bayley                          - 0 -                                         Over $100,000
James T. Bunch            AIM Select Real Estate Income Fund $1 - $10,000             Over $100,000(6)
                          AIM Floating Rate Fund $1 - $10,000
Bruce L. Crockett         AIM Select Real Estate Income Fund $1 - $10,000             Over $100,000(6)
Albert R. Dowden                         - 0 -                                          Over $100,000
Jack M. Fields                           - 0 -                                        Over $100,000(6)
Carl Frischling                          - 0 -                                        Over $100,000(6)
Prema Mathai-Davis        AIM Select Real Estate Income Fund $1 - $10,000             Over $100,000(6)
Lewis F. Pennock          AIM Select Real Estate Income Fund $1 - $10,000               Over $100,000
Ruth H. Quigley           AIM Select Real Estate Income Fund $1 - $10,000                Over $100,000
Larry Soll                AIM Multi-Sector Fund        $50,001 - $100,000              Over $100,000(6)
Raymond Stickel, Jr.                     - 0 -                                          Over $100,000


----------
(3) Mr. Flanagan was elected as a trustee of the Trust effective February 24, 2007, and therefore holdings as of December 31, 2006 are not reflected.

(4)  Mr. Graham retired effective June 15, 2007.

(5) Mr. Taylor was elected as a trustee of the Trust effective September 20, 2006.

(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

          Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006:


                                        RETIREMENT     ESTIMATED
                           AGGREGATE     BENEFITS       ANNUAL           TOTAL
                         COMPENSATION   ACCRUED BY     BENEFITS      COMPENSATION
                           FROM THE       ALL AIM        UPON        FROM ALL AIM
       TRUSTEE             TRUST(1)      FUNDS(2)    RETIREMENT(3)      FUNDS(4)
----------------------   ------------   ----------   -------------   ------------
Bob R. Baker                $ 8,016      $230,089       $177,882       $225,000
Frank S. Bayley               8,597       160,600        126,750        241,000
James T. Bunch                7,434       149,379        126,750        203,500
Bruce L. Crockett            15,223        83,163        126,750        402,000
Albert R. Dowden              8,597       105,204        126,750        242,000
Edward K. Dunn, Jr.(5)           --       146,326        126,750         59,750
Jack M. Fields                7,434       104,145        126,750        210,000
Carl Frischling(6)            7,434        91,932        126,750        210,000
Prema Mathai-Davis            7,806       102,401        126,750        217,500
Lewis F. Pennock              7,434        85,580        126,750        210,000
Ruth H. Quigley               8,597       187,330        126,750        242,000
Larry Soll                    7,434       193,510        146,697        210,000
Raymond Stickel, Jr.          8,597        77,561        126,750        230,750



(1) Amounts shown are based on the fiscal year ended August 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2007, including earnings, was $19,200.



(2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $21,218.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.



(5)   Mr. Dunn retired effective as of March 31, 2006.



(6) During the fiscal year ended August 31, 2007, the Trust paid $32,068 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended December 31, 2006, the Closed-End Fund of AIM Select Real Estate Income Fund paid $7,122 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustee of the Closed-End Fund of AIM Select Real Estate Income Fund. Mr. Frischling is a partner of such firm.

                                   APPENDIX E



                          PROXY POLICIES AND PROCEDURES
                             (AIM MULTI-SECTOR FUND)



                       (EFFECTIVE AS OF FEBRUARY 22, 2007)



The following Proxy Voting Guidelines are applicable to all funds managed by A I M Advisors, Inc. ("AIM").(1)



INTRODUCTION



OUR BELIEF



AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.



Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES



I.   ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how AIM applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.



     - Director performance. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.



     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.



     - Responsiveness. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II.  INCENTIVES



AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.



Following are specific voting issues that illustrate how AIM evaluates incentive plans.



     - Executive compensation. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.



     - Severance agreements. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.



III. CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and re-incorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V.   ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.



SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS



In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.



RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.



AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.



Personal conflicts of interest. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, www.aiminvestments.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.



To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click here (hyperlink to AIM Funds Management Inc.'s proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click here (hyperlink to INVESCO Asset Management Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click here (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click here (hyperlink to INVESCO Hong Kong Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click here (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                          PROXY POLICIES AND PROCEDURES
         (AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND,
            AIM STRUCTURED GROWTH FUND AND AIM STRUCTURED VALUE FUND
                              (DATED APRIL 1, 2006)

                                 GENERAL POLICY

                                  APRIL 1, 2006



INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.



PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,



     (2)  discuss any procedure used to address such conflict of interest,



     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                        ACKNOWLEDGEMENT AND CERTIFICATION



     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                                      --------------------------
                                                              Print Name





----------------------                                --------------------------
        Date                                                   Signature

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

          A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


          All information listed below is as of December 4, 2007.


AIM FLOATING RATE FUND

                                       CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                       --------------   --------------   --------------   -------------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD              RECORD
------------------------------------   --------------   --------------   --------------   -------------------
AIM Conservative Asset Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plaza
Ste 100
Houston, TX 77046-1113                       --               --               --               16.20%

AIM Income Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plaza
Ste 100
Houston, TX 77046-1113                       --               --               --               13.02%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plaza
Ste 100
Houston, TX 77046-1113                       --               --               --               44.26%

AIM Moderately Conservative
Allocation Fund Omnibus Account
C/O AIM Advisors
11 Greenway Plaza
Ste 100
Houston, TX 77046-1113                       --               --               --               10.18%

American Enterprise Investment Svcs
PO Box 9446
Minneapolis, MN 55474-0001                   --               --             5.15%                --

Charles Schwab & Co Inc
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151               8.28%              --                                  --

Citigroup Global Markets House Acct
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St
New York, NY 10001-2402                      --             6.02%              --                 --

                                       CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                       --------------   --------------   --------------   -------------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD              RECORD
---------------------------------      --------------   --------------   --------------   -------------------
Judith C. Foss
Judith C Foss
336 Cousins St
Yarmouth, ME 04096-5508                      --               --             11.65%               --

Jennifer R. Jacobson
Jennifer R. Jocobson
PO Box 677
Yarmouth, ME 04096-0677                      --               --             9.17%                --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                6.77%            18.91%             --                 --

MG Trustco 401k
FBO Heifer International
Foundation 403B
700 17th St Ste 300
Denver, CO 80202-3531                        --               --             7.39%                --

MG Trustco Cust FBO
Heifer International Foundation Emp
700 17th Street Suite 300
Denver, CO 80202-3531                        --               --             6.68%                --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl
Floor 6
Jersey City, NJ 07311-3907                   --              5.70%             --                 --

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07339-0001                16.74%            15.84%             --                 --

George E. Prescott
George E. Prescott
4 Windward Ln
Scarborough, ME 04074-8244                   --               --             31.87%               --

Ryder Creative Inc
Thomas A. Ryder
5 Old Oregon Trl
Acton, MA 01720-7744                         --               --             9.72%                --

Wells Fargo Investments LLC
625 Marquette Ave S, 13th Floor
Minneapolis, MN 55402-2308                   --               --               --               10.05%

AIM MULTI-SECTOR FUND

                                                                                             INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES      CLASS SHARES
                                       --------------   --------------   --------------   -------------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD             RECORD
------------------------------------   --------------   --------------   --------------   -------------------
AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                        --               --               --               52.39%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                        --               --               --               22.27%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                        --               --               --               21.46%

Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA  94104-4122              33.46%              --               --                  --

Merrill Lynch
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484                  --               --             6.75%                 --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                10.08%           15.77%           22.42%                --

AIM SELECT REAL ESTATE INCOME FUND

                                                                                          INSTITUTIONAL CLASS
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES         SHARES
                                       --------------   --------------   --------------   -------------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD              RECORD
------------------------------------   --------------   --------------   --------------   -------------------
A I M Advisors Inc.(1)
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                       --               --               --              100.00%

American Enterprise Investment Svcs.
PO Box 9446
Minneapolis, MN 55474-0001                   --             5.00%              --                 --

ANTC
Atlas Engineering, Inc.
Tom Caldwell
6205 Winthrop Dr
Raleigh, NC 27612-2145                       --             8.69%              --                 --

----------
(1)  Owned of record and beneficially.

                                                                                          INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS SHARES
                                       --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   -------------
ANTC Cust IRA FBO
Joseph Prescia
3607 E. Old Spanish Trl
New Iberia, LA 70560-8282                     --               --             6.52%             --

Bon Temps Ventures
Robert E. George
31325 Shannon Dr.
Lacombe, LA 70445-2811                        --               --            10.53%             --

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151                5.43%              --               --              --

Citigroup Global Markets House Acct
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St
New York, NY 10001-2402                    23.02%              --               --              --

Joseph F. Dimaria
Joseph F. Dimaria
602 Place Du Bois
Mandeville, LA 70471-1720                     --            12.21%              --              --

LPL Financial Services
9785 Towne Centre Dr
San Diego, CA 92121-1968                      --               --            10.13%             --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484                11.26%              --               --              --

Morgan Stanley DW
Attn: Mutual Funds Operations
3 Harborside Pl Floor 6
Jersey City, NJ 07311                         --             7.31%              --              --

NFS LLC FBO
George R. McClelland
Catherine H. McClelland
14000 Fox Run Ct
Phoenix, MD 21131-1852                        --               --            27.42%             --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                    --            18.83%           18.50%             --

AIM STRUCTURED CORE FUND


                                                                                                                     INVESTOR
                                                                                                     INSTITUTIONAL    CLASS
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES    SHARES*
                                     --------------  --------------  --------------  --------------  -------------  ----------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF        OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD          RECORD       RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------  ----------
A I M Advisors
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                     44.01%         83.86%          65.92%         99.40%           6.09%

Charles Schwab & Co Inc.
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151               8.08%             --              --             --              --

National Financial Services Corp.
The Executive Benefit of Customers
One World Financial Center
200 Liberty St. 5th Floor
Attn: Kate Recon
New York, NY 10281-5503                      --              --              --             --           91.62%         --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484                  --              --           17.64%            --              --           --

NFS LLC FBO
Merrill Lynch Bk&Tr Co FSB
Merrill Lynch Bk&Tr Co FSB
210 West 90th Street #6B
New York, NY 10024-1242                    10.87%            --              --             --              --


*    Investor Class shares commenced operations on December 20, 2007.

AIM STRUCTURED GROWTH FUND


                                                                                                     INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
                                     --------------  --------------  --------------  --------------  -------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD         RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------
A I M Advisors, Inc.
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                     --               --              --            27.04%            --

AIM Growth Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                     --               --              --               --          42.40%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX  77046-1113                    --               --              --               --          28.17%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                     --               --              --               --          23.88%

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                  --               --              --            45.62%            --

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                  --               --              --            25.54%            --

ANTC Cust IRA
FBO Timothy Donovan
2504 Gardens Pkwy
Palm Bch Gdns, FL 33410-2934               --             6.16%             --               --             --

Charles Schwab & Co Inc
Special Custody Acct
FBO Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151               --               --           14.57%              --             --

                                                                                                     INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
                                     --------------  --------------  --------------  --------------  -------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD         RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------
LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968                     --           9.67%              --            --              --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
48800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484               24.38%          8.88%           67.74%           --              --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-3907                24.66%            --               --            --              --

NFS LLC FBO
Bruce Jacobs
PO Box 204
Richmond, VT 05477-0204                      --           5.08%              --            --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                11.93%            --               --            --              --


AIM STRUCTURED VALUE FUND


                                                                                                     INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
                                     --------------  --------------  --------------  --------------  -------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD         RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------
A I M Advisors, Inc.
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                      --              --              --            12.63%             --

AIM Growth Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --              --              --               --           43.39%

                                                                                                     INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
                                     --------------  --------------  --------------  --------------  -------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD         RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------
AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX  77046-1113                     --              --              --               --           26.34%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                      --              --              --               --           23.72%

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                   --              --              --            52.89%             --

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                   --              --              --            29.63%             --

ANTC
Capital Q
Kelly Bleak
PO Box 823
Heber, AZ 85928-0823                        --              --            5.04%              --              --

ANTC
Victorian Sales
William T. Spangler
536 Smith Ct
Robertsville, MO 63072-1938                 --              --            8.20%              --              --

ANTC
Sudon Brothers Inc
Joseph Sudon
4958 Maple St
Vienna, OH 44473-9632                       --              --            5.08%              --              --

ANTC Cust IRA
FBO Gary R. Warren
18 Dunmow Cres
Fairport, NY 14450-3837                     --              --            5.02%              --              --

Charles Schwab & Co Inc
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151              5.84%             --              --              --              --

                                                                                                     INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
                                     --------------  --------------  --------------  --------------  -------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF        OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD          RECORD         RECORD
-----------------------------------  --------------  --------------  --------------  --------------  -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer lake Dr East 2nd Floor
Jacksonville, FL 32246-6484               5.86%             --              --               --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                6.31%           6.64%           5.96%              --              --

Resources Trust Company
FBO Joan R. Higley
PO Box 5900
Denver, CO 80217-5900                       --              --            7.06%              --              --

Resources Trust Company
FBO Richard A. Pierce
PO Box 5900
Denver, CO 80217-5900                       --              --            7.50%              --              --

Robert L. Shoss & Elizabeth K. Shoss
JTWROS
5320 Braeburn Dr
Bellaire, TX 77401-4802                   9.34%             --              --               --              --

USHA Balasubramanian & Bala
Balasubramanian JTWROS
1240 Normandy Dr
Blue Bell, PA 19422-1432                 14.79%             --              --               --              --

Window Treatments By Susan
Susan T. Keck
910 Bear Claw Way
Madison, WI 53717-2749                      --              --            8.45%              --              --


MANAGEMENT OWNERSHIP


As of December 4, 2007, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.80% of the outstanding Class A Shares of AIM Structured Value Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES



          For the last three fiscal years ended August 31, the management fees payable by AIM Multi-Sector Fund and the Structured Funds, the amounts waived by AIM and the net fees paid by each Fund were as follows:



    FUND NAME                      2007                                  2006                                  2005
-----------------  ------------------------------------  ------------------------------------  ------------------------------------
                                                 NET                                   NET                                   NET
                   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT
                   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID
                   -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------
AIM Multi-Sector
   Fund            $5,367,461    $477,344    $4,890,117  $2,935,448     $255,636   $2,679,812  $874,904       $51,656     $823,248
AIM Structured
   Core Fund(1)    $   26,135    $ 26,135             0  $    8,256     $  8,256   $        0       N/A           N/A          N/A
AIM Structured
   Growth Fund(1)  $  812,402    $196,321    $  616,081  $   19,191     $ 19,191   $        0       N/A           N/A          N/A
AIM Structured
   Value Fund(1)   $  668,450    $217,599    $  450,851  $   17,557     $ 17,557   $        0       N/A           N/A          N/A



(1)  Commenced operations on March 31, 2006.



          For the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, the management fees payable by AIM Select Real Estate Income Fund and the Closed-End Fund, the amounts waived by AIM and the net fees paid by the AIM Select Real Estate Income Fund and the Closed-End Fund were as follows:



            FUND NAME                          AUGUST 31, 2007(1)                      DECEMBER 31, 2006(2)
----------------------------------   --------------------------------------   --------------------------------------
                                                                    NET                                       NET
                                     MANAGEMENT    MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT
                                     FEE PAYABLE   FEE WAIVERS    FEE PAID    FEE PAYABLE   FEE WAIVERS    FEE PAID
                                     -----------   -----------   ----------   -----------   -----------   ----------
AIM Select Real Estate Income Fund   $2,283,096    $403,690      $1,879,406    $8,195,941    $2,739,842   $5,456,099



            FUND NAME                        DECEMBER 31, 2005(2)                      DECEMBER 31, 2004(2)
----------------------------------   --------------------------------------   --------------------------------------
                                                                     NET                                      NET
                                      MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT   MANAGEMENT
                                     FEE PAYABLE   FEE WAIVERS    FEE PAID    FEE PAYABLE   FEE WAIVERS    FEE PAID
                                     -----------   -----------   ----------   -----------   -----------   ----------
AIM Select Real Estate Income Fund   $8,724,737    $2,909,990    $5,814,747    $8,456,423    $2,823,700   $5,632,723



(1) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into AIM Select Real Estate Income Fund on March 12, 2007, AIM Select Real Estate Income Fund's fiscal year changed from December 31 to August 31. Amounts included prior to March 12, 2007 are fees paid by the Closed-End Fund.

(2) For the fiscal years ended December 31, 2006, 2005 and 2004, as applicable. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX H
                               PORTFOLIO MANAGERS



PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



          The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



          The following table reflects information as of August 31, 2007:



                                                OTHER REGISTERED          OTHER POOLED
                                                  MUTUAL FUNDS         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                              (ASSETS IN MILLIONS)    (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                          DOLLAR RANGE OF     ---------------------   --------------------   --------------------
                          INVESTMENTS IN      NUMBER OF               NUMBER OF              NUMBER OF
  PORTFOLIO MANAGER        EACH FUND(1)        ACCOUNTS     ASSETS    ACCOUNTS    ASSETS     ACCOUNTS     ASSETS
---------------------   -------------------   ---------   ---------   ---------   --------   ---------   --------
                                              AIM FLOATING RATE FUND
Thomas Ewald                   None              None        None         1        $979.1        1        $479.7
Gregory Stoeckle               None              None        None        20       $7,683.9       2        $663.3

                                              AIM MULTI-SECTOR FUND
Mark D. Greenberg        $10,001 - $50,000        2         $962.8        1        $117.4       None       None
Lanny H. Sachnowitz            None               8       $10,350.7       2        $183.9       None       None
John S. Segner           $10,001 - $50,000        4        $2,395.5       1        $310.8        2       $30.2(2)
Michael J. Simon           $1 - $10,000           9        $8,479.9     None        None       1,587     $467.2(2)
Derek Taner                    None               3        $1,815.1       4        $263.2       None       None

                                       AIM SELECT REAL ESTATE INCOME FUND
Mark Blackburn           $10,001 - $50,000        6        $3,301.7      10       $1,180.8       45      $3,983.3
Paul S. Curbo            $10,001 - $50,000        6        $3,301.7      10       $1,180.8       45      $3,983.3
Joe V. Rodriguez, Jr.   $100,001 - $500,000       6        $3,301.7      10       $1,180.8       45      $3,983.3
James W. Trowbridge            None               6        $3,301.7      10       $1,180.8       45      $3,983.3



     1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.



     2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                     DOLLAR RANGE OF     OTHER REGISTERED         OTHER POOLED
                      INVESTMENTS IN       MUTUAL FUNDS       INVESTMENT VEHICLES       OTHER ACCOUNTS
PORTFOLIO MANAGER      EACH FUND(1)    (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
-------------------  ---------------   --------------------   --------------------   --------   ---------
                                         AIM STRUCTURED CORE FUND
Maureen Donnellan          None            6        $991.8        13      $1,854.6      66      $10,700.8
Jeremy Lefkowitz           None            6        $991.8        18      $2,400.0     113      $15,850.6
W. Lawson McWhorter        None            6        $991.8        13      $1,854.6      66      $10,700.8
William E. Merson          None            6        $991.8        13      $1,854.6      66      $10,700.8
Daniel Tsai                None            6        $991.8        13      $1,854.6      66      $10,700.8
Anne M. Unflat             None            6        $991.8        13      $1,854.6      66      $10,700.8
                                        AIM STRUCTURED GROWTH FUND
Daniel A. Kostyk           None            6        $823.9        13      $1,854.6      66      $10,700.8
Jeremy Lefkowitz           None            6        $823.9        18      $2,400.0     113      $15,850.6
Anthony J. Munchak         None            6        $823.9        13      $1,854.6      66      $10,700.8
Glen E. Murphy             None            6        $823.9        13      $1,854.6      66      $10,700.8
Francis M. Orlando         None            6        $823.9        13      $1,854.6      66      $10,700.8
                                        AIM STRUCTURED VALUE FUND
Daniel A. Kostyk           None            6        $859.4        13      $1,854.6      66      $10,700.8
Jeremy Lefkowitz           None            6        $859.4        18      $2,400.0     113      $15,850.6
Anthony J. Munchak         None            6        $859.4        13      $1,854.6      66      $10,700.8
Glen E. Murphy             None            6        $859.4        13      $1,854.6      66      $10,700.8
Francis M. Orlando         None            6        $859.4        13      $1,854.6      66      $10,700.8



POTENTIAL CONFLICTS OF INTEREST



          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.



     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



A I M ADVISORS, INC.



     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.



     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO INSTITUTIONAL, (N.A.) INC. (SUB-ADVISOR TO AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AND AIM STRUCTURED VALUE FUND)



Invesco Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO SENIOR SECURED MANAGEMENT, INC. (SUB-ADVISOR TO AIM FLOATING RATE FUND)



     Invesco Senior Secured Management, Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Senior Secured Management, Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES


          AIM Multi-Sector Fund and the Structured Funds paid AIM the following amounts for administrative services for the last three fiscal years ended August 31:



          FUND NAME               2007       2006       2005
-----------------------------   --------   --------   -------
AIM Multi-Sector Fund           $198,326   $120,020   $50,000
AIM Structured Core Fund(1)     $ 50,000   $ 21,096     N/A
AIM Structured Growth Fund(1)   $ 50,000   $ 21,096     N/A
AIM Structured Value Fund(1)    $ 50,000   $ 21,096     N/A



(1)  Commenced operations on March 31, 2006.



          AIM Select Real Estate Income Fund and the Closed-End Fund paid AIM the following amounts for administrative services from January 1, 2007 to August 31, 2007 and the last three fiscal years ended December 31:



            FUND NAME                AUGUST 31, 2007(1)    2006(2)    2005(2)    2004(2)
----------------------------------   ------------------   --------   --------   --------
AIM Select Real Estate Income Fund          $78,213       $219,452   $232,965   $226,109



(1) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to March 12, 2007 are fees paid by the Closed-End Fund.



(2) For the fiscal years ended December 31, 2006, 2005 and 2004. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS


          Brokerage commissions(1) paid by AIM Multi-Sector Fund and the Structured Funds listed below during the last three fiscal years ended August 31 were as follows:



              FUND                2007       2006       2005
-----------------------------   --------   --------   --------
AIM Multi-Sector Fund           $813,504   $818,221   $331,466
AIM Structured Core Fund(2)          621      1,359     N/A
AIM Structured Growth Fund(2)     41,611     27,277     N/A
AIM Structured Value Fund(2)      23,763     20,489     N/A



(1) Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.



(2)  Commenced operations on March 31, 2006.



          Brokerage commissions(1) paid by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007, and during the last three fiscal years ended December 31 were as follows:



                FUND                     2007(2)    2006(4)    2005(4)    2004(4)
-------------------------------------   --------   --------   --------   --------
AIM Select Real Estate Income Fund(3)   $942,057   $752,297   $582,484   $531,771



(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.



(2) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to March 12, 2007, if any, were paid by the Closed-End Fund.



(3) The variation in brokerage commissions paid by the Closed-End Fund for the fiscal year ended December 31, 2006, as compared to the prior fiscal year, was due to the need to liquidate holdings to pay out capital gains and to satisfy anticipated redemptions necessitated by the Closed-End Fund reorganization.



(4) For the fiscal years ended December 31, 2006, 2005 and 2004 as applicable. Amounts shown are commissions paid by the Closed-End Fund.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

          During the last fiscal year ended August 31, 2007, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                   Related
Fund                                    Transactions(1)   Brokerage Commissions(1)
-------------------------------------   ---------------   ------------------------
AIM Multi-Sector Fund                     $718,988,724           $768,577
AIM Select Real Estate Income Fund(2)      337,506,326            476,097
AIM Structured Core Fund                       -0-                   -0-
AIM Structured Growth Fund                     -0-                   -0-
AIM Structured Value Fund                      -0-                   -0-



(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.



(2) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to March 12, 2007, if any, were paid by the Closed-End Fund.



          During the last fiscal year ended August 31, 2007, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



                                                             Market Value
Issuer                                   Security     (as of August 31, 2007)
------------------------------------   ------------   -----------------------
AIM Multi-Sector Fund
   Merrill Lynch & Co., Inc.           Common Stock         $5,829,670
   Morgan Stanley                      Common Stock          4,964,652

AIM Structured Core Fund
   Goldman Sachs Group, Inc. (The)     Common Stock         $   88,005
   Merrill Lynch & Co., Inc.           Common Stock             40,535
   Morgan Stanley                      Common Stock             77,962

AIM Structured Growth Fund
   Goldman Sachs Group, Inc. (The)     Common Stock         $  272,815
   Morgan Stanley                      Common Stock          4,047,813

AIM Structured Value Fund
   Goldman Sachs Group, Inc. (The)     Common Stock         $2,358,534
   Merrill Lynch & Co., Inc.           Common Stock          2,712,160
   Morgan Stanley                      Common Stock          2,993,760

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.


Advantage Capital Corporation


American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.


CUSO Financial Services, Inc.


Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.


GunnAllen Financial


Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

          A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended August 31, 2007 follows:


                                         CLASS A      CLASS B    CLASS C   CLASS R   INVESTOR CLASS
FUND                                      SHARES      SHARES     SHARES     SHARES       SHARES
-------------------------------------   ----------   --------   --------   -------   --------------
AIM Multi-Sector Fund                   $1,082,353   $854,138   $855,585       N/A        N/A
AIM Select Real Estate Income Fund(1)      363,634        370        389       N/A        N/A
AIM Structured Core Fund(2)                  3,308      7,735      8,078    $3,377        N/A
AIM Structured Growth Fund(2)               11,770      8,512     12,609     2,589        N/A
AIM Structured Value Fund(2)                 4,190     10,003      6,175     2,685        N/A



(1) For the period March 12, 2007 through August 31, 2007. The Closed-End Fund was not distributed by AIM Distributors; therefore, prior to March 12, 2007, the Closed-End Fund did not make payments to AIM Distributors.



(2)  Commenced operations on March 31, 2006.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

          An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2007 follows:


                                                    PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                                       ADVERTISING   MAILING    SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING    PERSONNEL
                                       -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund                       $0          $0         $0          $0        $1,082,353          $0            $0
AIM Select Real Estate Income Fund(1)        0           0          0           0           363,634           0             0
AIM Structured Core Fund                     0           0          0           0             3,308           0             0
AIM Structured Growth Fund                   0           0          0           0            11,770           0             0
AIM Structured Value Fund                    0           0          0           0             4,190           0             0


          An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal yea ended August 31, 2007 follows:


                                                    PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                                       ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING    PERSONNEL
                                       -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund                    $2,084        $368      $1,635     $640,603      $185,744        $1,635        $22,069
AIM Select Real Estate Income Fund(1)        54          12           0          278            27             0              0
AIM Structured Core Fund                  1,402         308           0        5,801           224             0              0
AIM Structured Growth Fund                1,313         289           0        6,384           525             0              0
AIM Structured Value Fund                 1,323         291           0        7,503           886             0              0



(1)  For the period January 1, 2007 through August 31, 2007.

          An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2007 follows:


                                                    PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                                       ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING    PERSONNEL
                                       -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund                    $ 5,971       $881      $2,937     $242,282      $554,568        $2,937        $46,009
AIM Select Real Estate Income Fund(1)         70         15           0          256            48             0              0
AIM Structured Core Fund                   1,616        355           0        5,915           192             0              0
AIM Structured Growth Fund                     0          0           0        9,136         1,444             0          2,029
AIM Structured Value Fund                 1, 222        268           0        4,472           213             0              0


          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2007 follows:


                                                    PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                                       ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING    PERSONNEL
                                       -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Structured Core Fund                    $0          $0         $0       $1,688          $516             $0         $1,173
AIM Structured Growth Fund                   0           0          0        1,294           420              0            875
AIM Structured Value Fund                    0           0          0        1,342           436              0            907



(1)  For the period January 1, 2007 through August 31, 2007.



          As of the date of this Statement of Additional Information, the Investor Class shares of AIM Structured Core Fund had not yet commenced operations.

                                   APPENDIX O

                               TOTAL SALES CHARGES

          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending August 31:


                                                2007                   2006                2005
                                       --------------------  --------------------  ------------------
                                          SALES     AMOUNT      SALES     AMOUNT    SALES     AMOUNT
                                         CHARGES   RETAINED    CHARGES   RETAINED  CHARGES   RETAINED
                                       ----------  --------  ----------  --------  --------  --------
AIM Multi-Sector Fund                  $1,401,305  $277,761  $1,939,743  $293,781  $356,171   $52,345
AIM Select Real Estate Income Fund(1)      27,299     4,249         N/A       N/A       N/A       N/A
AIM Structured Core Fund(2)                 7,709     1,291       2,138       421       N/A       N/A
AIM Structured Growth Fund(2)              23,061     3,879       3,034       566       N/A       N/A
AIM Structured Value Fund(2)               19,253     3,216       2,494       381       N/A       N/A


          The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended August 31:


                                         2007      2006     2005
                                       --------  -------  -------
AIM Multi-Sector Fund                  $119,913  $50,045  $17,040
AIM Select Real Estate Income Fund(1)         0    N/A      N/A
AIM Structured Core Fund(2)                  82   - 0 -     N/A
AIM Structured Growth Fund(2)             1,156   - 0 -     N/A
AIM Structured Value Fund(2)                 57   - 0 -     N/A



(1) For the period January 1, 2007 through August 31, 2007. Prior to March 12, 2007, the Fund operated as a Closed-End Fund and did not impost a sales charge.



(2)  Commenced operations on March 31, 2006.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING


          The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, Invesco, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).


          RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond
          R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

          This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

          GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM TREASURERS MONEY MARKET RESERVE FUND, AIM

          INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

          STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

          INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

          SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
          V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

          CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
          Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

          ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

          Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

          RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

          BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
          (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

          CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
          H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

          36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


          On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendant's motion to dismiss.


          On September 15, 2006, Judge Motz for the MDL Court granted the INVESCO Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

          The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.

          T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
          T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against AIM. AIM has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.

          JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

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THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PORTFOLIO (THE "FUND") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUND LISTED BELOW. PORTIONS OF THE FINANCIAL STATEMENTS OF THE FUND'S ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE PROSPECTUS AND/OR ANNUAL REPORT FOR THE FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                                  OR BY CALLING
                                 (800) 959-4246

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, RELATES TO THE CLASS A, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUS:



        FUND                   DATED
----------------------   -----------------
AIM FLOATING RATE FUND   DECEMBER 20, 2007



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:



        FUND                    DATED
----------------------   -----------------
AIM FLOATING RATE FUND   DECEMBER 20, 2007

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
GENERAL INFORMATION ABOUT THE TRUST..............................................    1
   Fund History..................................................................    1
   Shares of Beneficial Interest.................................................    2

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS............................    4
   Classification................................................................    4
   Investment Strategies and Risks...............................................    4
      Debt Investments...........................................................    4
      Foreign Investments........................................................    7
      Other Investments..........................................................    8
      Investment Techniques......................................................    9
      Additional Securities or Investment Techniques.............................   20
   Fund Policies.................................................................   20
   Temporary Defensive Positions.................................................   22
   Portfolio Turnover............................................................   22
   Policies and Procedures for Disclosure of Fund Holdings.......................   22

MANAGEMENT OF THE TRUST..........................................................   25
   Board of Trustees.............................................................   25
   Management Information........................................................   25
      Trustee Ownership of Fund Shares...........................................   29
   Compensation..................................................................   29
      Retirement Plan For Trustees...............................................   29
      Deferred Compensation Agreements...........................................   30
      Purchase of Class A Shares of the Funds at Net Asset Value.................   30
   Codes of Ethics...............................................................   30
   Proxy Voting Policies.........................................................   31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................   31

INVESTMENT ADVISORY AND OTHER SERVICES...........................................   31
   Investment Advisor............................................................   31
   Investment Sub-Advisor........................................................   32
      Portfolio Managers.........................................................   33
      Securities Lending Arrangements............................................   33
   Service Agreements............................................................   33
   Other Service Providers.......................................................   34

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................   35
   Brokerage Transactions........................................................   35
   Commissions...................................................................   35
   Broker Selection..............................................................   36
   Directed Brokerage (Research Services)........................................   39
   Regular Brokers...............................................................   39
   Allocation of Portfolio Transactions..........................................   39

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................   39
   Transactions through Financial Intermediaries.................................   39
   Purchase and Redemption of Shares.............................................   40
   Institutional Class Shares....................................................   57
   Offering Price................................................................   58
   Redemptions In Kind...........................................................   59

   Backup Withholding............................................................   60

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................   61
   Dividends and Distributions...................................................   61
   Tax Matters...................................................................   61

DISTRIBUTION OF SECURITIES.......................................................   68
   Distribution Plans............................................................   68
   Distributor...................................................................   70

FINANCIAL STATEMENTS.............................................................   71

PENDING LITIGATION...............................................................   71

APPENDICIES:

RATINGS OF DEBT SECURITIES.......................................................  A-1

PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS...  B-1

TRUSTEES AND OFFICERS............................................................  C-1

TRUSTEE COMPENSATION TABLE.......................................................  D-1

PROXY POLICIES AND PROCEDURES....................................................  E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................  F-1

MANAGEMENT FEES..................................................................  G-1

PORTFOLIO MANAGERS...............................................................  H-1

ADMINISTRATIVE SERVICES FEES.....................................................  I-1

BROKERAGE COMMISSIONS............................................................  J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR
   BROKERS OR DEALERS............................................................  K-1

CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS............  L-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS..........  M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS....................  N-1

TOTAL SALES CHARGES..............................................................  O-1

PENDING LITIGATION...............................................................  P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


          AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. This Statement of Additional Information relates solely to AIM Floating Rate Fund (the "Fund"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


          The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.


          On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health ") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund. In addition, on April 27, 2007, AIM Global Health Care Fund, a portfolio of AIM Investment Funds, acquired all the assets of AIM Advantage Health Sciences Fund.



          Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund commenced operations as a series of the Trust. Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, the Fund assumed all of the assets and liabilities of closed-end AIM Floating Rate Fund (the "Closed-End Fund"), the Fund's predecessor, the sole series portfolio of AIM Floating Rate Fund. The sole purpose of the reorganization on April 13, 2006 was to convert the Closed-End Fund into an open-end fund. Pursuant to shareholder approval obtained at a shareholder meeting on February 26, 2007, AIM Select Real Estate Income Fund assumed all of the assets and liabilities of closed-end AIM Select Real Estate Income Fund, the fund's predecessor, the sole series portfolio of AIM Select Real Estate Income Fund. The sole purpose of the reorganization on March 12, 2007 was to convert the closed-end fund into an open-end fund.



          "Open-end" means that the Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

          Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

          The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

          Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.


                                                                      INSTITUTIONAL   INVESTOR
          FUND                CLASS A   CLASS B   CLASS C   CLASS R        CLASS       CLASS
---------------------------   -------   -------   -------   -------   -------------   --------
AIM Floating Rate Fund           X                   X         X             X
AIM Multi-Sector Fund            X         X         X                       X
AIM Select Real Estate Fund      X         X         X                       X
AIM Structured Core Fund         X         X         X         X             X            X
AIM Structured Growth Fund       X         X         X         X             X
AIM Structured Value Fund        X         X         X         X             X


          This Statement of Additional Information relates to the Class A, Class C, Class R and Institutional Class shares of the Fund. The Institutional Class shares of the Fund are intended for use by certain eligible institutional investors, including the following:

          - banks and trust companies acting in a fiduciary or similar capacity;

          -    bank and trust company common and collective trust funds;

          -    banks and trust companies investing for their own account;

          - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

          -    retirement plans;

          - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;

          -    proprietary asset allocation funds; and

          -    A I M Management Group Inc. and its affiliates.

          Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

          Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

          Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

          Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

          The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

          SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

          The Trust is an open-end management investment company. The Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS


          Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or Invesco Senior Secured Management, Inc., the Fund's Sub-Advisor ("Invesco Senior Secured" or the "Sub-Advisor") may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund's Prospectuses; where a particular type of security or investment technique is not discussed in the Fund's Prospectuses, that security or investment technique is not a principal investment strategy.



          The Fund may not invest in all of these types of securities or use all of these techniques at any one time. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectuses and/or this Statement of Additional Information, as well as the federal securities laws. In addition to those described below, AIM and/or Sub-Advisor may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectuses and/or this Statement of Additional Information, as well as the federal securities laws.


          The Fund's investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Debt Investments

          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES. Floating rate loans consist generally of obligations of companies and other entities (collectively, "borrower") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

          Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower's condition makes it unlikely that the loan will be repaid.

          A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

          Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations.

          A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default.

          The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. The Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by Standard & Poor's ("S&P") or Baa, P-3 or higher by Moody's Investor Service, Inc. ("Moody's"), or if unrated, deemed by AIM and/or the Sub-Advisor to be of comparable quality. A description of S&P's and Moody's ratings is included as Appendix A. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender's regulator against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

          Historically, floating rate loans have not been registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

          Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

          The floating rate loans and debt securities in which the Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by AIM and/or the Sub-Advisor. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. Up to 20% of the Fund's assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

          Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

          A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

          Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

          It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower's election, may be affected by general business conditions, the borrower's financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the fund's investing in floating rate loans and debt securities with lower yields.

          U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

          COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

          BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

          COMMERCIAL INSTRUMENTS. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.


          JUNK BONDS. AIM Floating Rate Fund may invest in junk bonds or non-rated debt securities. Securities that are rated Baa by Moody's or lower than BBB by S&P are considered below investment grade and are commonly known as junk bonds.



          Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, lower-rated securities are subject to greater risks than higher-rated securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher grade securities.



          Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.



          Recessions and economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. During such periods, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. Junk bonds may be more susceptible to real or perceived adverse economic conditions, industry competition and adverse publicity than higher grade securities, which can decrease the liquidity and values of such instruments. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.



          A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher grade securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.


          LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Foreign Investments

          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES OF NON-U.S. BORROWERS. The Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by AIM and the Sub-Advisor for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

Other Investments

          OTHER INVESTMENT COMPANIES. The Fund may purchase shares of other investment companies. For the Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

          With respect to the Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

          EXCHANGE-TRADED FUNDS. The Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETF's are registered under the 1940 Act as investment companies. Therefore, the Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."


          ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETFs shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.



          Investments in ETFs involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indicies or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF to replicate (i) a particular index or basket will replicate such index or basket, or (ii) a commodity or currency will replicate the prices of such commodity or currency.


          DEFAULTED SECURITIES. The Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM and/or the Sub-Advisor determines that such defaulted securities are liquid under guidelines adopted by the Board.

          INDEXED SECURITIES. The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investment Techniques

          WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase and sell interests in floating rate loans and floating rate debt securities and other portfolio securities on a "when issued" and "delayed delivery " basis. Income may accrue to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in floating rate loans and floating rate debt securities and other portfolio debt securities at delivery may be more or less than their purchase price; and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities , but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in "when issued" and "delayed delivery " transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. There is no specific limitation as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


          MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.



          SWAP AGREEMENTS. The Fund may enter into swap agreements to hedge against fluctuations in the price of portfolio securities, to enhance total return or to attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated based on a notional amount. The notional amount is a predetermined amount which is used to calculate the exchanged amounts of a particular instrument. For example, an interest rate swap would multiply each interest rate to be swapped against a notional principal amount to determine the amount of each party's payment. Swaps are generally governed by a single master agreement for each counterparty. The agreements may allow for netting of the counterparties' obligations on specific transactions in which case the Fund's obligation or rights will be the net amount owed to or by the counterparty.



          Commonly used swap agreements include:



     -    credit default swaps ("CDS") (which are described below),



     - interest rate swaps (the parties exchange a floating rate payment for a fixed rate payment),



     - currency swaps (the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency),



     - index swaps (the parties exchange a payment tied to the price of one index for a payment tied to the price of another index),



     - total return swaps (the parties exchange a fixed payment for the total return of a reference security, investment or index), and



     - swaptions (an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date).



          The Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral segregated to secure the swap counterparty. The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.



          The use of swap agreements by the Fund entails certain risks. Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Swaps may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash instruments. Swap counterparties may default on their obligations. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated by the Fund.



          Although this will not guarantee that the counterparty does not default, the Fund will not enter into a transaction with any counterparty that AIM and/or the Sub-Advisor believes does not have the financial resources to honor its obligation under the transaction. Further, AIM will monitor the financial stability of a counterparty to a transaction in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, AIM monitors the financial stability of the guarantor instead of the counterparty. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          Credit Default Swaps. The Fund may enter into CDS. A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party assumes the risk of default on a referenced debt obligation. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.



          CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.



          As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.



          As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.



          Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.



          Credit derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying the Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.



          CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

          BORROWING. The Fund may borrow money in amounts not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow for leveraging, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's shareholders will be adversely affected. The Fund's borrowing for leverage creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses.

          Capital raised through borrowing is subject to interest costs which may or may not exceed the interest paid on the assets purchased. In addition, the Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per share, but such borrowing is also a speculative technique that will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund, as compared to what it would have been without leverage.


          The Fund has entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $50 million.


          Under the 1940 Act, once the Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of shares, or purchases any such shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the fund, after deducting the amount of such dividend, distribution, or purchase price.

          The Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-Advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

          LEVERAGING. The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

          LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

          The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

          Any cash received as collateral for loaned securities will be invested, in accordance with the Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset.

          REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest but currently intends to do so only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

          The Fund may invest its cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Fund under the 1940 Act.


          ILLIQUID SECURITIES. Some loans and debt securities are, at present, not readily marketable and may be subject to restrictions on resale. Although loans and debt securities are transferred among certain financial institutions, certain of the loans and debt securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for loans and debt securities matures, the Sub-Advisor expects that liquidity will continue to improve. The Fund may invest up to 15% of its net assets in investments which are not readily marketable or are subject to restrictions on resale, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Such investments, which may be considered illiquid, may affect the Fund's ability to realize their value in the event of a voluntary or involuntary liquidation of its assets.


Derivatives


          The Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts. The Fund may, as applicable, invest in such instruments to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments and to increase the Fund's return. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


          PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

          The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

          Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

          Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

          The Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

          If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

          Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

          Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

          The Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

          Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

          Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

          Pursuant to federal securities rules and regulations, if the Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

          STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

          The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

          The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.


          The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that act with respect to the Funds.



          Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."


          Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

          "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

          Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

          If the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.


          Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. Pursuant to federal securities rules and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."


          FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, and price as agreed upon by the parties at the time the contract is entered. The Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.


          The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

          The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

          Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require the Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

          COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

          Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

          Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.


          (1) Successful use of hedging transactions depends upon Invesco Senior Secured's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Senior Secured is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.


          (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

          (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

          (5) As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

          (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

          CREDIT LINKED NOTES. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Additional Securities or Investment Techniques


INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUND/ADVISOR. The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds;
(ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

          FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

          (1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

          (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

          (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry, provided, however, that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the borrower, the agent bank, lender, or holder of a participation interest. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

          (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

          (7) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

          The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which AIM and the Fund's sub-advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

          NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities.

          (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

          (2) In complying with the fundamental restriction regarding industry concentration, with respect to issuers that are not in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

          (3) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

          (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

          (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          (6) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


          The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund's investment objectives and general investment policies (as stated in the Fund's prospectus and applicable Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret its fundamental restriction regarding purchasing and selling physical commodities and it's related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectus and applicable Statement of Additional Information.


ADDITIONAL NON-FUNDAMENTAL POLICY.

          As a non-fundamental policy:

          The Fund normally invests at least 80% of its assets in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

          In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


PORTFOLIO TURNOVER



          For the fiscal years ended August 31, 2007 and 2006, the portfolio turnover rates for the Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in AIM's investment outlook



    TURNOVER RATES       2007   2006
----------------------   ----   ----
AIM Floating Rate Fund   117%    54%


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

          The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

          PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Fund discloses the following portfolio holdings information on http://www.aiminvestments.com(1):

                                                           APPROXIMATE DATE OF                       INFORMATION REMAINS
                   INFORMATION                               WEBSITE POSTING                          POSTED ON WEBSITE
------------------------------------------------   -----------------------------------   ------------------------------------------
Top ten holdings as of month-end                   15 days after month-end               Until replaced with the  following month's
                                                                                         top ten holdings

Select holdings included in the Fund's Quarterly   29 days after calendar quarter-end    Until replaced with the  following
Performance Update                                                                       quarter's Quarterly Performance Update

Complete portfolio holdings as of calendar         30 days after calendar quarter-end    For one year
quarter-end

Complete portfolio holdings as of fiscal           60-70 days after fiscal quarter-end   For one year
quarter-end

          These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

          SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

          AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

          -    Attorneys and accountants;

          -    Securities lending agents;

          -    Lenders to the AIM Funds;

          -    Rating and rankings agencies;

          -    Persons assisting in the voting of proxies;

          -    AIM Funds' custodians;

          - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

          - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM
               Fund);

          -    Financial printers;

          - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

          - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

          In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

          AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Fund.

          The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

          DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Fund, and the Fund's Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Fund.

          From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

          From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

          DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund's portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

          DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

          AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

          The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Fund's investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Fund. On an ongoing basis, the Trustees exercise general oversight of these service providers.

          Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

          The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

          The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee (the "Committees").

          The members of the Audit Committee are James T. Bunch, Bruce Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair) and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants,qualifications, independence and performance; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent registered public accountants to the Fund's investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Fund's audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Fund's shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Fund; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiv) remain informed (a) of the Fund's accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund's net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund. During the fiscal year ended August 31, 2007, the Audit Committee held six meetings.



          The members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (iv) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Fund or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2007, the Compliance Committee held seven meetings.



          The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the

Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees;
(vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.


          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2007, the Governance Committee held eight meetings.


          Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


          The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, and Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Fund, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2007, the Investments Committee held six meetings.


          The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Fund that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


          The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Taylor, Miss Quigley (Chair) and Dr. Soll. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Fund and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended August 31, 2007, the Valuation Committee held five meetings.



          Effective January 1, 2008, the Valuation Committee will be reconstituted as the Valuation, Distribution and Proxy Oversight Committee. The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.



          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

          The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and
(b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2007, the Special Market Timing Litigation Committee held one meeting.


Trustee Ownership of Fund Shares

          The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

          Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


          Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Appendix D.


Retirement Plan For Trustees

          The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

          The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

          Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payment based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

          Messrs. Crockett, Fields, Frischling, and Soll and Dr. Mathai-Davis, and Edward K. Dunn, Jr. (a former trustee) and Louis Sklar (a former trustee) (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

          The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Fund, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


          AIM, the Trust, AIM Distributors and Invesco Senior Secured have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of AIM and its subsidiaries and Invesco Senior Secured, and governs, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R). Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds(R), is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

          The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund's investment Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

          Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.


          Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007 is available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


          AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.



          As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.


          AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.


          The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


          AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


          Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year. The Fund allocates advisory fees to a class based on the relative net assets of each class.


                              ANNUAL RATE/NET ASSETS PER
FUND NAME                       ADVISORY AGREEMENTS
----------------------    --------------------------------
AIM Floating Rate Fund    0.65% of the first $500 million
                          0.60% of the next $4.5 billion
                          0.575% of the next $5 billion
                          0.55% of amount over $10 billion

          AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


          AIM has contractually agreed through at least June 30, 2008 to waive advisory fees payable by the Fund in an amount equal to 100% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investments Companies.



          AIM also has contractually agreed through at least June 30, 2008 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) for the Fund's shares as follows:



EXPENSE LIMITATION
--------------------------
Class A Shares               1.50%
Class C Shares               2.00%
Class R Shares               1.75%
Institutional Class Shares   1.25%



          The above contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


INVESTMENT SUB-ADVISOR


          AIM has entered into a Sub-Advisory Agreement with Invesco Senior Secured to provide investment sub-advisory services to the Fund.

          Invesco Senior Secured is registered as an investment advisor under the Advisers Act. Invesco Senior Secured is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.



          AIM and Invesco Senior Secured are indirect wholly owned subsidiaries of Invesco.



          For the services to be rendered by Invesco Senior Secured under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for the Fund.



          The management fees payable by the Fund and the Closed-End Fund, the amounts waived by AIM and the net fee paid by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005 and 2004, are found in Appendix G.


Portfolio Managers

          Appendix H contains the following information regarding the portfolio managers identified in the Fund's prospectus:


               -    The dollar range of the managers' investments in the Fund.

               -    A description of the managers' compensation structure.

               - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.


Securities Lending Arrangements

          If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

          ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative

Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


          Administrative services fees paid to AIM by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005 and 2004, are found in Appendix I.


OTHER SERVICE PROVIDERS

          TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.


          The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay AIS at an annual rate per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay AIS a fee per trade executed. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Fund, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and Network Support Payments" below.



          SUB-TRANSFER AGENT. AIM Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor.


          CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Fund. The Bank of New York also serves as sub-custodian to facilitate cash management.

          The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodian is responsible for monitoring eligible foreign securities depositories.

          Under its contract with the Trust, the custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Fund. Such appointment was ratified and approved by the Board.

          COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

          AIM or the Sub-Advisor makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a "Broker"), effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Broker Selection" below.

          Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

          Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


          Brokerage commissions paid by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006, and the fiscal years ended December 31, 2005and 2004, are found in Appendix J.


COMMISSIONS


          During the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005and 2004, neither the Fund nor Closed-End Fund paid brokerage commissions to Brokers affiliated with the Fund or the Closed-End Fund, AIM, AIM Distributors, or any affiliates of such entities.


          The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various

AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

          AIM's primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

          In choosing Brokers to execute portfolio transactions for the Fund, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Fund and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

          AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

          AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:


          1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.


          2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

               This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

          3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Fund and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

          - proprietary research created by the Broker executing the trade, and

          - other products created by third parties that are supplied to AIM through the Broker executing the trade.

          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

          AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

          If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

          Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. To the extent the Fund's portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

          AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with

AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


          Directed brokerage (research services) paid by the Fund during the last fiscal year ended August 31, 2007, is found in Appendix K.


REGULAR BROKERS


          Information concerning the Fund's acquisition of securities of its Brokers during the last fiscal year ended August 31, 2007, is found in Appendix K.


ALLOCATION OF PORTFOLIO TRANSACTIONS

          AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES



TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES



          If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.



PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



          INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



          Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS



AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
    Amount of Investment in            Offering       Amount        Offering
       Single Transaction               Price        Invested         Price
---------------------------------   -------------   ----------   -------------
             Less than $   25,000        5.50%         5.82%          4.75%
$ 25,000 but less than $   50,000        5.25          5.54           4.50
$ 50,000 but less than $  100,000        4.75          4.99           4.00
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        3.00          3.09           2.50
$500,000 but less than $1,000,000        2.00          2.04           1.60



CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a          As a
                                     Percentage     Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in          Offering        Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------

             Less than $   50,000        4.75%         4.99%          4.00%
$ 50,000 but less than $  100,000        4.00          4.17           3.25
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        2.50          2.56           2.00
$500,000 but less than $1,000,000        2.00          2.04           1.60



CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000        1.00%         1.01%         0.75%
$100,000 but less than $  250,000        0.75          0.76          0.50
$250,000 but less than $1,000,000        0.50          0.50          0.40

          As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS



AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
       Single Transaction               Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000       2.50%          2.56%          2.00%
$100,000 but less than $  250,000       2.00           2.04           1.50
$250,000 but less than $  500,000       1.50           1.52           1.25
$500,000 but less than $1,000,000       1.25           1.27           1.00



          LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



          AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



          PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES



                    1% of the first $2 million



                    plus 0.80% of the next $1 million



                    plus 0.50% of the next $17 million



                    plus 0.25% of amounts in excess of $20 million



          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



          If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



          PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):



                              PERCENT OF PURCHASES



                    0.50% of the first $20 million



                    plus 0.25% of amounts in excess of $20 million



          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



          A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



          With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).



          PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



          As used herein, the terms below shall be defined as follows:



          - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



          - "Spouse" is the person to whom one is legally married under state law;

          - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



          - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



          -    "Parent" is a person's biological or adoptive mother or father;



          - "Step-child" is the child of one's Spouse by a previous marriage or relationship;



          -    "Step-parent" is the Spouse of a Child's Parent; and



          - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



          - an Individual (including his or her spouse or domestic partner, and children);



          - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



          - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



          - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



               a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



               b.   each transmittal is accompanied by checks or wire transfers;
                    and



               c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



          HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



          A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



          The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:



     Calculating the Initial Sales Charge



     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



     - The offering price may be further reduced as described below under "Rights of Accumulation" if AIS, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



     Calculating the Number of Shares to be Purchased



     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.



     Fulfilling the Intended Investment



     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



     Canceling the LOI



     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.



     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



     Other Persons Eligible for the LOI Privilege



          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



     LOIs and Contingent Deferred Sales Charges



          All LOIs to purchase $1,000,000 or more of Class A Shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



          A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



          If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



          If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



     - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or



     - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.



          In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



          OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



          PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.



          AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.



          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



     - Any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);



     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     - Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM

          Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



          a.   the plan has assets of at least $1 million;



          b. there are at least 100 employees eligible to participate in the plan; or



          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;



     -    "Grandfathered" shareholders as follows:



          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;



     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;



     -    Insurance company separate accounts;



     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.



          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



          -    when reinvesting dividends and distributions;



          - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



          - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;



          - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



          - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or



          -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



          PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



          The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates"). In addition to those payments, ADI Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM

Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, ADI Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.



          A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



          FINANCIAL SUPPORT PAYMENTS. ADI Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)



          The financial support payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



          SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. AIS, an ADI Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, ADI Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



          All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



          OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



          ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.



          In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



          Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



          Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



          Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



                  0.75% of the first $5 million
                  plus 0.50% of amounts in excess of $5 million



          With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Investor Class Shares



          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.



Purchases of Institutional Class Shares



          Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



          TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



          GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



          SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



          Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



          Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



          - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



          -    Redemptions following the death or post-purchase disability of
               (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



          - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



          - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



          -    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



          -    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



          - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;

          - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



          -    Investment account(s) of AIM and its affiliates.



          CDSCs will not apply to the following redemptions of Class C shares:



          - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



          - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code; and



          - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



          - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



          GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



          AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



          SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of AIS.



          TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



          INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



          ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



          MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



          - an annual custodial fee on accounts where AIM Distributors acts as the prototype sponsor;



          - expedited mailing fees in response to overnight redemption requests; and



          - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.



INSTITUTIONAL CLASS SHARES



          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.



          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.



          A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.



          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.



          Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.



          AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.



          Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

          The following formula may be used to determine the public offering price per Class A share of an investor's investment:

          Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


For example, at the close of business on August 31, 2007, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $28.93. The offering price, assuming an initial sales charge of 5.50%, therefore was $30.61.


          Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value


          The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts may be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.


          Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.


          A security listed or traded on an exchange (excluding convertible bonds) held by the Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices.

          Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded or official closing rate.



          Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.


          Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.


          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


          Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.


          Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.



REDEMPTIONS IN KIND



          Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, the Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Fund made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.


BACKUP WITHHOLDING

          Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


          "The Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid or accrued), including exempt interest dividends, in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.


          An investor is subject to backup withholding if:

          1.   the investor fails to furnish a correct TIN to the Fund;

          2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

          3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

          4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

          5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

          Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

          Investors should contact the IRS if they have any questions concerning withholding.

          IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

          It is the present policy of the Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains.


          All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.



          When purchase orders are received, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).


          Dividends on Class C and Class R shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

          The Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. The Fund may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.


          The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that the Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

          For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

          Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

          Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

          DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, the Fund may make an election to treat such gain or loss as capital.


          SWAP AGREEMENTS. The Fund may enter into swap agreements as permitted by the Fund's prospectus. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area.


          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.

          FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.


          The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


          Subject to applicable Code limitations, the Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

          Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of the Fund's income dividends will be eligible for the corporate dividends received deduction.

          Ordinary income dividends paid by the Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from Passive Foreign Investment Companies are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. The Fund is not expected to earn qualified dividend income.

          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by the Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.



          Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


          Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

          Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


          The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor the Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

          If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

          BACKUP WITHHOLDING. The Fund may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.



          If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


          In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.


          Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

          Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

          FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


          If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.


          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


          EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 28, 2007. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


          Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

          The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class C shares and Class R shares (collectively the "Plans").

          The Fund, pursuant to its Class A, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

            FUND         CLASS A   CLASS C   CLASS R
----------------------   -------   -------   -------
AIM Floating Rate Fund    0.25%     0.75%     0.50%

          All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

          Amounts payable by the Fund under the Class A, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. These Plans do not obligate the Fund to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Fund will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

          AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

          The Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class C and Class R shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

          AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

          Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate specified in each agreement based on the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.


          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the FINRA.


          See Appendix M for a list of amounts paid by each class of shares of the Fund and the Closed-End Fund to AIM Distributors pursuant to the distribution plans with respect to the Fund's Class A, Class B1, Class C and Class R shares for the period January 1, 2006 through August 31, 2006 and the Closed-End Fund's Class B and Class C shares for the fiscal year ended December 31, 2005 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of the Fund and the Closed-End Fund pursuant to their respective distribution plans for such periods.

          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

          The anticipated benefits that may result from the Plans with respect to the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

          The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

          The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

          AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C shares of the Fund at the time of such sales.

          AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.50%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.50% and a service fee of 0.25%.


          AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.


          The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


          Total sales charges (front end, contingent deferred sales charges and early withdrawal charges, as applicable), paid in connection with the sale of Class A, Class B1, Class C and Class R shares of the Fund for the fiscal year ended August 31, 2007 and the fiscal period January 1, 2006 through August 31, 2006 and Class B and Class C shares of the Closed-End Fund for the fiscal years ended December 31, 2005and 2004, are found in Appendix O.

                              FINANCIAL STATEMENTS



          The Financial Statements for the period ended August 31, 2007, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from the Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on November 9, 2007.


          The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION


          Settled Enforcement Actions Related to Market Timing



          On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and ADI reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.



          The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. AIM has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http:www.aiminvestments.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither AIM nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.



          Regulatory Action Alleging Market Timing



          On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.



          Private Civil Actions Alleging Market Timing



          Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM

Management Group Inc. ("AIM Management"), Invesco, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.



          All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.



          Private Civil Actions Alleging Improper Use of Fair Value Pricing



          Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.


          Other Actions Involving AIM Floating Rate Fund


          The Fund is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. A list identifying such lawsuits that have been served on the Fund, or for which service of process has been waived, is set forth in Appendix P-3.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

          Moody's corporate ratings are as follows:

          AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

          PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


          Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

          AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

          MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

          Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

          S&P describes its ratings for corporate and municipal bonds as follows:

          AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

          A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

          BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          NR: Not Rated.

                                S&P DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

          C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

          SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

          Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

          Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

          The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

          Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

          AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

          AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

          A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

          PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

          NR: Indicates that Fitch does not rate the specific issue.

          WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

          RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

          BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

          B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

          CC: Default of some kind appears probable.

          C: Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

          PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

          F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

          B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                           (AS OF SEPTEMBER 30, 2007)



                 SERVICE PROVIDER                                                DISCLOSURE CATEGORY
-------------------------------------------------   ---------------------------------------------------------------------------
ABN AMRO Financial Services, Inc.                   Broker (for certain AIM funds)
AIM Investment Services, Inc.                       Transfer Agent
Anglemyer & Co.                                     Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP              Legal Counsel
BB&T Capital Markets                                Broker (for certain AIM funds)
Bear, Stearns Pricing Direct                        Pricing Vendor (for certain AIM funds)
BOSC, Inc.                                          Broker (for certain AIM funds)
BOWNE & Co.                                         Financial Printer
Brown Brothers Harriman & Co.                       Securities Lender (for certain AIM funds)
Cabrera Capital Markets                             Broker (for certain AIM funds)
CENVEO                                              Financial Printer
Charles River Systems, Inc.                         System Provider
Citigroup Global Markets, Inc.                      Broker (for certain AIM funds)
Classic Printers Inc.                               Financial Printer
Color Dynamics                                      Financial Printer
Commerce Capital Markets                            Broker (for certain AIM funds)
D.A. Davidson & Co.                                 Broker (for certain AIM funds)
Earth Color Houston                                 Financial Printer
EMCO Press                                          Financial Printer
Empirical Research Partners                         Analyst (for certain AIM funds)
Finacorp Securities                                 Broker (for certain AIM funds)
First Albany Capital                                Broker (for certain AIM funds)
First Tryon Securities                              Broker (for certain AIM funds)
F T Interactive Data Corporation                    Pricing Vendor
GainsKeeper                                         Software Provider (for certain AIM funds)
GCom2 Solutions                                     Software Provider (for certain AIM funds)
George K. Baum & Company                            Broker (for certain AIM funds)
Glass, Lewis & Co.                                  System Provider (for certain AIM funds)
Global Trend Alert                                  Analyst (for certain AIM funds)
Greater Houston Publishers                          Financial Printer
Grover Printing                                     Financial Printer
Gulfstream Graphics Corp.                           Financial Printer
Hattier, Sanford & Reynoir                          Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                    Broker (for certain AIM funds)
Imageset                                            Financial Printer
iMoneyNet, Inc.                                     Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                                  Financial Printer
Initram Data, Inc.                                  Pricing Vendor
Institutional Shareholder Services, Inc.            Proxy Voting Service (for certain AIM funds)
Invesco Senior Secured Management                   System Provider (for certain AIM funds)
Investortools, Inc.                                 Broker (for certain AIM funds)
ITG, Inc.                                           Pricing Vendor (for certain AIM funds)
J.P. Morgan Securities, Inc.                        Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global Markets
Inc.\JPMorgan Chase Bank, N.A.                      Lender (for certain AIM funds)

                 SERVICE PROVIDER                                                DISCLOSURE CATEGORY
-------------------------------------------------   ---------------------------------------------------------------------------
John Hancock Investment Management Services, LLC    Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                     Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP                Legal Counsel
Lipper, Inc.                                        Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                            Pricing Service (for certain AIM funds)
Loop Capital Markets                                Broker (for certain AIM funds)
MarkIt Group Limited                                Pricing Vendor (for certain AIM funds)
Merrill Communications, LLC                         Financial Printer
Mesirow Financial, Inc.                             Broker (for certain AIM funds)
Moody's Investors Service                           Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                       Broker (for certain AIM funds)
Morrison Foerster LLP                               Legal Counsel
MS Securities Services, Inc. and Morgan Stanley &
Co. Incorporated                                    Securities Lender (for certain AIM funds)
Muzea Insider Consulting Services, LLC              Analyst (for certain AIM funds)
Ness USA                                            System provider
Noah Financial, LLC                                 Analyst (for certain AIM funds)
OMGEO Oasys                                         Trading System
Page International                                  Financial Printer
PCP Publishing                                      Financial Printer
Piper Jaffray                                       Analyst (for certain AIM funds)
Prager, Sealy & Co.                                 Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                          Independent Registered Public Accounting Firm (for all AIM funds)
Protective Securities                               Broker (for certain AIM funds)
Ramirez & Co., Inc.                                 Broker (for certain AIM funds)
Raymond James & Associates, Inc.                    Broker (for certain AIM funds)
RBC Capital Markets                                 Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                      Broker (for certain AIM funds)
Reuters America, LLC                                Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                  Broker (for certain AIM funds)
RR Donnelley Financial                              Financial Printer
Ryan Beck & Co.                                     Broker (for certain AIM funds)
Seattle-Northwest Securities Corporation            Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.               Broker (for certain AIM funds)
Signature                                           Financial Printer
Simon Printing Company                              Financial Printer
Southwest Precision Printers, Inc.                  Financial Printer
Standard and Poor's/Standard and Poor's
Securities Evaluations, Inc.                        Pricing Service and Rating and Ranking Agency (each,
                                                    respectively, for certain AIM funds)
StarCompliance, Inc.                                System Provider
State Street Bank and Trust Company                 Custodian, Lender, Securities Lender, and System Provider
                                                    (each, respectively, for certain AIM funds)
Sterne, Agee & Leach, Inc.                          Broker (for certain AIM funds)
Stifel, Nicolaus & Company, Incorporated            Broker (for certain AIM funds)
The Bank of New York                                Custodian and Securities Lender (each, respectively, for certain AIM funds)
The MacGregor Group, Inc.                           Software Provider
The Savader Group                                   Broker (for certain AIM funds)
Thomson Information Services Incorporated           Software Provider
UBS Financial Services, Inc.                        Broker (for certain AIM funds)
VCI Group Inc.                                      Financial Printer
Wachovia National Bank, N.A.                        Broker (for certain AIM funds)

                 SERVICE PROVIDER                                                DISCLOSURE CATEGORY
-------------------------------------------------   ---------------------------------------------------------------------------
Western Lithograph                                  Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                 Broker (for certain AIM funds)
William Blair & Co.                                 Broker (for certain AIM funds)
XSP, LLC\Solutions PLUS, Inc.                       Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                             As of November 30, 2007



--------------------------------------------------------------------------------
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.
--------------------------------------------------------------------------------



                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960     2007    Director, Chief Executive Officer and President,            None
Trustee                                  Invesco Ltd. (ultimate parent of AIM and a global
                                         investment management firm) and Invesco Holding
                                         Company Limited (parent of AIM and a global
                                         investment management firm); Chairman, A I M
                                         Advisors, Inc. (registered investment advisor); Director,
                                         Chairman, Chief Executive Officer and President, IVZ
                                         Inc. (holding company) and INVESCO North American
                                         Holdings, Inc. (holding company); Chairman and
                                         President, INVESCO Group Services, Inc. (service
                                         provider); Trustee, The AIM Family of Funds(R);  Vice
                                         Chairman, Investment Company Institute; and Member
                                         of Executive Board, SMU Cox School of Business
                                         Formerly: Chairman, Investment Company Institute;
                                         President, Co-Chief Executive Officer, Co-President,
                                         Chief Operating Officer and Chief Financial Officer,
                                         Franklin Resources, Inc. (global investment
                                         management organization)

Philip A. Taylor(2) - 1954       2006    Director, Chief Executive Officer and President, AIM        None
Trustee, President and                   Mutual Fund Dealer Inc. (registered broker dealer),
Principal Executive Officer              A I M Advisors, Inc., AIM Funds Management Inc.
                                         d/b/a INVESCO Enterprise Services (registered
                                         investment advisor and registered transfer agent) and
                                         1371 Preferred Inc. (holding company); Director,
                                         Chairman, Chief Executive Officer and President, A I M
                                         Management Group Inc. (financial services holding
                                         company) and A I M Capital Management, Inc.
                                         (registered investment advisor);  Director and
                                         President, INVESCO Funds Group, Inc. (registered
                                         investment advisor and registered transfer agent) and
                                         AIM GP Canada Inc. (general partner for limited
                                         partnership); Director, A I M Distributors, Inc.
                                         (registered broker dealer); Director and Chairman, AIM
                                         Investment Services, Inc. (registered transfer agent)
                                         and INVESCO Distributors, Inc. (registered broker
                                         dealer); Director, President and Chairman, IVZ
                                         Callco Inc. (holding company), INVESCO Inc. (holding
                                         company) and AIM Canada Holdings Inc. (holding


----------
(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.


(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
                                         company); Director and Chief Executive Officer, AIM
                                         Trimark Corporate Class Inc. (formerly AIM Trimark
                                         Global Fund Inc.) (corporate mutual fund company)
                                         and AIM Trimark Canada Fund Inc. (corporate mutual
                                         fund company); Trustee, President and Principal
                                         Executive Officer, The AIM Family of Funds(R) (other
                                         than AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust);
                                         Trustee and Executive Vice President, The AIM Family
                                         of Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only) ; and Manager, PowerShares Capital
                                         Management LLC

                                         Formerly: Director and Chairman, Fund Management
                                         Company (former registered broker dealer); President
                                         and Principal Executive Officer, The AIM Family of
                                         Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only); Chairman, AIM Canada Holdings, Inc.;
                                         President, AIM Trimark Global Fund Inc. and AIM
                                         Trimark Canada Fund Inc.; and Director, Trimark Trust
                                         (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944         2003    Chairman, Crockett Technology Associates                    ACE Limited (insurance
Trustee and Chair                        (technology consulting company)                             company); and Captaris,
                                                                                                     Inc. (unified messaging
                                                                                                     provider)

Bob R. Baker - 1936              1983    Retired                                                     None
Trustee

Frank S. Bayley - 1939           2003    Retired                                                     Badgley Funds, Inc.
Trustee                                  Formerly: Partner, law firm of Baker & McKenzie             (registered investment
                                                                                                     company) (2 portfolios)

James T. Bunch - 1942            2000    Founder, Green, Manning & Bunch Ltd. (investment            None
Trustee                                  banking firm); and Director, Policy Studies, Inc. and
                                         Van Gilder Insurance Corporation

Albert R. Dowden - 1941          2003    Director of a number of public and private business         None
Trustee                                  corporations, including the Boss Group, Ltd. (private
                                         investment and management), Reich & Tang Funds
                                         (Chairman) (registered investment company) (7
                                         portfolios), Daily Income Fund (4 portfolios), California
                                         Daily Tax Free Income Fund, Inc., Connecticut Daily
                                         Tax Free Income Fund, Inc. and New Jersey Daily
                                         Municipal Income Fund, Inc., Annuity and Life Re
                                         (Holdings), Ltd. (insurance company), and
                                         Homeowners of America Holding Corporation (property
                                         casualty company)

                                         Formerly: Director, CompuDyne Corporation (provider
                                         of product and services to the public security market);
                                         Director, President and Chief Executive Officer, Volvo
                                         Group North America, Inc.; Senior Vice President, AB
                                         Volvo; Director of various affiliated Volvo companies;
                                         and Director, Magellan Insurance Company

                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
Jack M. Fields - 1952            2003    Chief Executive Officer, Twenty First Century Group,        Administaff
Trustee                                  Inc. (government affairs company); Owner and Chief
                                         Executive Officer, Dos Angelos Ranch, L.P. (cattle,
                                         hunting, corporate entertainment), and Discovery
                                         Global Education Fund (non-profit)
                                         Formerly:  Chief Executive Officer, Texana Timber LP
                                         (sustainable forestry company)

Carl Frischling - 1937           2003    Partner, law firm of Kramer Levin Naftalis and Frankel      Director, Reich & Tang
Trustee                                  LLP                                                         Funds (7 portfolios)

Prema Mathai-Davis - 1950        2003    Formerly: Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942          2003    Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935           2003    Retired                                                     None
Trustee

Larry Soll - 1942                1997    Retired                                                     None
Trustee

Raymond Stickel, Jr. - 1944      2005    Retired                                                     None
Trustee                                  Formerly: Partner, Deloitte & Touche; and Director,
                                         Mainstay VP Series Funds, Inc. (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958           2005    Senior Vice President and Senior Officer, The AIM           N/A
Senior Vice President and                Family of Funds(R)
Senior Officer                           Formerly: Director of Compliance and Assistant
                                         General Counsel, ICON Advisers, Inc.; Financial
                                         Consultant, Merrill Lynch; and General Counsel and
                                         Director of Compliance, ALPS Mutual Funds, Inc.

                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
John M. Zerr - 1962              2006    Director, Senior Vice President, Secretary and General      N/A
Senior Vice President, Chief             Counsel, A I M Management Group Inc., A I M
Legal Officer and Secretary              Advisors, Inc. and A I M Capital Management, Inc.;
                                         Director, Vice President and Secretary, AIM
                                         Investment Services, Inc. and INVESCO Distributors,
                                         Inc.; Director, Senior Vice President and Secretary,
                                         A I M Distributors, Inc.; Director and Vice President,
                                         INVESCO Funds Group, Inc.; Senior Vice President,
                                         Chief Legal Officer and Secretary, The AIM Family of
                                         Funds(R); and Manager, PowerShares Capital
                                         Management LLC

                                         Formerly: Director, Vice President and Secretary,
                                         Fund Management Company; Vice President, A I M
                                         Capital Management, Inc.; Chief Operating Officer,
                                         Senior Vice President, General Counsel and
                                         Secretary, Liberty Ridge Capital, Inc. (an investment
                                         adviser); Vice President and Secretary, PBHG Funds
                                         (an investment company); Vice President and
                                         Secretary, PBHG Insurance Series Fund (an
                                         investment company); General Counsel and Secretary,
                                         Pilgrim Baxter Value Investors (an investment adviser);
                                         Chief Operating Officer, General Counsel and
                                         Secretary, Old Mutual Investment Partners (a broker-
                                         dealer); General Counsel and Secretary, Old Mutual
                                         Fund Services (an administrator); General Counsel
                                         and Secretary, Old Mutual Shareholder Services (a
                                         shareholder servicing center); Executive Vice
                                         President, General Counsel and Secretary, Old Mutual
                                         Capital, Inc. (an investment adviser); and Vice
                                         President and Secretary, Old Mutual Advisors Funds
                                         (an investment company)

Lisa O. Brinkley - 1959          2004    Global Compliance Director, Invesco Ltd.; and Vice          N/A
Vice President                           President, The AIM Family of Funds(R)

                                         Formerly: Senior Vice President, A I M Management
                                         Group Inc.; Senior Vice President and Chief
                                         Compliance Officer, A I M Advisors, Inc. and The AIM
                                         Family of Funds(R); Vice President and Chief
                                         Compliance Officer, A I M Capital Management, Inc.
                                         and A I M Distributors, Inc.; Vice President, AIM
                                         Investment Services, Inc. and Fund Management
                                         Company; and Senior Vice President and Compliance
                                         Director, Delaware Investments Family of Funds

                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
Kevin M. Carome - 1956           2003    Senior Vice President and General Counsel, Invesco          N/A
Vice President                           Ltd.; Director, INVESCO Funds Group, Inc.; Director
                                         and Secretary, IVZ, Inc. and INVESCO Group
                                         Services, Inc.; Secretary, INVESCO North American
                                         Holdings, Inc.; and Vice President, The AIM Family of
                                         Funds(R)

                                         Formerly: Director, Senior Vice President, Secretary
                                         and General Counsel, A I M Management Group Inc.
                                         and A I M Advisors, Inc.; Senior Vice President, A I M
                                         Distributors, Inc.; Director, General Counsel and Vice
                                         President, Fund Management Company; Vice
                                         President, A I M Capital Management, Inc. and AIM
                                         Investment Services, Inc.; and Senior Vice President,
                                         Chief Legal Officer and Secretary, The AIM Family of
                                         Funds(R); Director and Vice President, INVESCO
                                         Distributors, Inc.; Chief Executive Officer and
                                         President, INVESCO Funds Group; and Senior Vice
                                         President and General Counsel, Liberty Financial
                                         Companies, Inc.

Sidney M. Dilgren - 1961         2004    Vice President , A I M Advisors, Inc. and A I M Capital     N/A
Vice President, Treasurer and            Management, Inc.; and Vice President, Treasurer and
Principal Financial Officer              Principal Financial Officer, The AIM Family of Funds(R)

                                         Formerly: Fund Treasurer, A I M Advisors, Inc.; Senior
                                         Vice President, AIM Investment Services, Inc. and Vice
                                         President, A I M Distributors, Inc.

Karen Dunn Kelley - 1960         2003    Head of Invesco's World Wide Fixed Income and Cash          N/A
Vice President                           Management Group; Director of Cash Management
                                         and Senior Vice President, A I M Advisors, Inc. and
                                         A I M Capital Management, Inc.; Executive Vice
                                         President, A I M Distributors, Inc.; Senior Vice
                                         President, A I M Management Group Inc.;   Vice
                                         President, The AIM Family of Funds(R) (other than AIM
                                         Treasurer's Series Trust, Short-Term Investments
                                         Trust and Tax-Free Investments Trust); and President
                                         and Principal Executive Officer, The AIM Family of
                                         Funds(R) (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust
                                         only)

                                         Formerly: Director and President, Fund Management
                                         Company; Chief Cash Management Officer and
                                         Managing Director, A I M Capital Management, Inc.;
                                         and Vice President, A I M Advisors, Inc. and The AIM
                                         Family of Funds(R) (AIM Treasurer's Series Trust, Short-
                                         Term Investments Trust and Tax-Free Investments
                                         Trust only)

Lance A. Rejsek - 1967           2005    Anti-Money Laundering Compliance Officer, A I M             N/A
Anti-Money Laundering                    Advisors, Inc., A I M Capital Management, Inc., A I M
Compliance Officer                       Distributors, Inc., AIM Investment Services, Inc., AIM
                                         Private Asset Management, Inc. and The AIM Family
                                         of Funds(R)

                                         Formerly: Anti-Money Laundering Compliance Officer,
                                         Fund Management Company; and Manager of the
                                         Fraud Prevention Department, AIM Investment
                                         Services, Inc.

                                                                                                               OTHER
                               TRUSTEE                                                                    TRUSTEESHIP(S)/
   NAME, YEAR OF BIRTH AND     AND/OR                                                                     DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE    OFFICER                                                                        HELD BY
            TRUST               SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              TRUSTEE/DIRECTOR
----------------------------   -------   ---------------------------------------------------------   ------------------------
Todd L. Spillane - 1958          2006    Senior Vice President, A I M Management Group Inc.;         N/A
Chief Compliance Officer                 Senior Vice President and Chief Compliance Officer,
                                         A I M Advisors, Inc. and A I M Capital Management,
                                         Inc.; Chief Compliance Officer, The AIM Family of
                                         Funds(R), Invesco Global Asset Management (N.A.), Inc.
                                         (registered investment advisor), Invesco Institutional
                                         (N.A.), Inc. (registered investment advisor), INVESCO
                                         Private Capital Investments, Inc. (holding company),
                                         Invesco Private Capital, Inc. (registered investment
                                         advisor) and Invesco Senior Secured Management,
                                         Inc. (registered investment advisor); and Vice
                                         President, A I M Distributors, Inc. and AIM Investment
                                         Services, Inc.

                                         Formerly:  Vice President, A I M Capital Management,
                                         Inc. and Fund Management Company;  Global Head of
                                         Product Development, AIG-Global Investment Group,
                                         Inc.; and Chief Compliance Officer and Deputy
                                         General Counsel, AIG-SunAmerica Asset
                                         Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2006



                                                                                Aggregate Dollar Range of
                                                                                 Equity Securities in All
                                                                                  Registered Investment
                                                                                  Companies Overseen by
                                  Dollar Range of Equity Securities             Trustee in The AIM Family
    Name of Trustee                            Per Fund                                  of Funds(R)
---------------------   -----------------------------------------------------   -------------------------
Martin L. Flanagan(3)                            N/A                                        N/A
Robert H. Graham(4)     AIM Select Real Estate Income Fund $50,001- $100,000           Over $100,000
Philip A. Taylor(5)                              -0-                                        -0-
Bob R. Baker            AIM Select Real Estate Income Fund $10,001 - $50,000           Over $100,000
Frank S. Bayley                                  -0-                                   Over $100,000
James T. Bunch             AIM Select Real Estate Income Fund $1 - $10,000             Over $100,000(6)
                                  AIM Floating Rate Fund $1-10,000
Bruce L. Crockett           AIM Select Real Estate Income Fund $1-$10,000             Over $100,000(6)
Albert R. Dowden                                 -0-                                   Over $100,000
Jack M. Fields                                   -0-                                  Over $100,000(6)
Carl Frischling                                  -0-                                  Over $100,000(6)
Prema Mathai-Davis      AIM Select Real Estate Income Fund $10,001 - $50,000          Over $100,000(6)
Lewis F. Pennock        AIM Select Real Estate Income Fund $10,001 - $50,000           Over $100,000
Ruth H. Quigley         AIM Select Real Estate Income Fund $10,001 - $ 50,000          Over $100,000
Larry Soll                    AIM Multi-Sector Fund $50,001 - $100,000                Over $100,000(6)
Raymond Stickel, Jr.                             -0-                                   Over $100,000


----------

(3) Mr. Flanagan was elected as a trustee of the Trust effective February 24, 2007, and therefore holdings as of December 31, 2006 are not reflected.



(4)  Mr. Graham retired effective June 15, 2007.



(5) Mr. Taylor was elected as a trustee of the Trust effective September 20, 2006.



(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE


Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006:



                                              RETIREMENT
                                                BENEFITS      ESTIMATED        TOTAL
                             AGGREGATE          ACCRUED        ANNUAL       COMPENSATION
                         COMPENSATION FROM       BY ALL     BENEFITS UPON   FROM ALL AIM
       TRUSTEE               THE TRUST(1)    AIM FUNDS(2)   RETIREMENT(3)     FUNDS(4)
----------------------   -----------------   ------------   -------------   ------------
Bob R. Baker                 $  8,016          $230,089        $177,882       $225,000
Frank S. Bayley                 8,597           160,600         126,750        241,000
James T. Bunch                  7,434           149,379         126,750        203,500
Bruce L. Crockett              15,223            83,163         126,750        402,000
Albert R. Dowden                8,597           105,204         126,750        242,000
Edward K. Dunn, Jr.(5)             --           146,326         126,750         59,750
Jack M. Fields                  7,434           104,145         126,750        210,000
Carl Frischling(6)              7,434            91,932         126,750        210,000
Prema Mathai-Davis              7,806           102,401         126,750        217,500
Lewis F. Pennock                7,434            85,580         126,750        210,000
Ruth H. Quigley                 8,597           187,330         126,750        242,000
Larry Soll                      7,434           193,510         146,697        210,000
Raymond Stickel, Jr.            8,597            77,561         126,750        230,750



(1) Amounts shown are based upon the fiscal year ended August 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2007 including earnings was $19,200.



(2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $21,218.



(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as trustee of 16 registered investment companies advised by AIM.



(5)  Mr. Dunn retired effective March 31, 2006.



(6) During the fiscal year ended August 31, 2007, the Trust paid $32,068 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E
                          PROXY POLICIES AND PROCEDURES


                              (DATED APRIL 1, 2006)


                                 GENERAL POLICY


INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.



PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.



PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,



     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients.

"Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                            -------------------------
                                    Print Name



-------------------------   -------------------------
           Date                     Signature

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

          A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


          All information listed below is as of December 4, 2007.


AIM FLOATING RATE FUND


                                      CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                      --------------   --------------   --------------   -------------------
                                        PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                          RECORD           RECORD           RECORD              RECORD
-----------------------------------   --------------   --------------   --------------   -------------------
AIM Conservative Asset Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --               --                16.20%

AIM Income Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --               --                13.02%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --               --                44.26%

AIM Moderately Conservative
Allocation Fund Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --               --                10.18%

American Enterprise Investment Svcs
PO Box 9446
Minneapolis, MN 55474-0001                  --               --             5.15%                 --

Charles Schwab & Co. Inc.
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151              8.28%              --               --                  --

                                      CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                      --------------   --------------   --------------   -------------------
                                        PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                          RECORD           RECORD           RECORD              RECORD
-----------------------------------   --------------   --------------   --------------   -------------------
Citigroup Global Markets House
Attn: Cindy
Tempesta 7th Fl.
333 W 34th St.
New York, NY 10001-2402                     --              6.02%             --                  --

Jennifer R. Jacobson
Jennifer R. Jacobson
P.O. Box 677
Yarmouth, ME 04096-0677                     --               --             9.17%                 --

George E. Presott
George E. Presott
4 Windward Ln.
Scarborough, ME 04074-8244                  --               --             31.87%                --

Judith C. Foss
Judith C Foss
336 Cousins St
Yarmouth, ME 04096-5508                     --               --             11.65%                --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               6.77%            18.91%             --                  --

MG Trustco 401K
FBO Heifer International Foundation
403B
700 17th St. Ste. 300
Denver, CO 80202-3531                       --               --              7.39%                --

MG Trustco Cust. FBO
Heifer International Foundation EMP
700 17th Street Suite 300
Denver, CO 80202-3531                       --               --              6.68%                --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl
Floor 6
Jersey City, NJ 07311-3907                  --              5.70%             --                  --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07339-0001                16.74%           15.84%             --                  --

Ryder Creative Inc.
Thomas A. Ryder
5 Old Oregon Trl.
Acton, MA 01720-7744                        --               --              9.72%                --

Wells Fargo Investments LLC
625 Marquette Ave. S. 13th Floor
Minneapolis, MN 55402-2308                  --               --               --                 10.05%

AIM MULTI-SECTOR FUND


                                                                                         INSTITUTIONAL CLASS
                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES         SHARES
                                      --------------   --------------   --------------   -------------------
                                        PERCENTAGE       PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF         OWNED OF         OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                          RECORD           RECORD           RECORD             RECORD
-----------------------------------   --------------   --------------   --------------   -------------------
AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --                52.39%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --                22.27%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --                21.46%

Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122               33.46%             --               --                  --

Merrill Lynch
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484                 --               --              6.75%                --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                10.08%           15.77%           22.42%                --


AIM SELECT REAL ESTATE INCOME FUND


                                                                                         INSTITUTIONAL CLASS
                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES         SHARES
                                      --------------   --------------   --------------   -------------------
                                        PERCENTAGE       PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF         OWNED OF         OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                          RECORD           RECORD           RECORD             RECORD
-----------------------------------   --------------   --------------   --------------   -------------------
A I M Advisors Inc.(1)
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                      --               --               --               100.00%

American Enterprise Investment Svcs.
PO Box 9446
Minneapolis, MN 55474-0001                  --             5.00%              --                  --

ANTC
Atlas Engineering, Inc.
Tom Caldwell
6205 Winthrop Dr
Raleigh, NC 27612-2145                      --             8.69%              --                  --


(1)  Owned of record and beneficially

                                                                                          INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS SHARES
                                       --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   -------------
ANTC Cust IRA FBO
Joseph Prescia
3607 E. Old Spanish Trl
New Iberia, LA 70560-8282                      --               --             6.52%            --

Bon Temps Ventures
Robert E. George
31325 Shannon Dr.
Lacombe, LA 70445-2811                         --               --            10.53%            --

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151                 5.43%              --               --             --

Citigroup Global Markets House Acct
Attn:  Cindy Tempesta, 7th Floor
333 W. 34th St
New York, NY 10001-2402                     23.02%              --               --             --

H&R Block Financial Advisors
Dime Building
719 Griswold Street Ste. 1700
Detroit, MI 48226-3318                         --             7.93               --             --

Joseph F. Dimaria
Joseph F. Dimaria
602 Place Du Bois
Mandeville, LA 70471-1720                      --            12.21%              --             --

LPL Financial Services
9785 Towne Centre Dr
San Diego, CA 92121-1968                       --               --            10.13%            --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484                 11.26%              --               --             --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl. Fl. 6
Jersey City, NY 07311                          --             7.31%              --             --

NFS LLC FBO
George R. McClelland
Catherine H. McClelland
14000 Fox Run Ct
Phoenix, MD 21131-1852                         --               --            27.42%            --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                     --            18.83%           18.50%            --

AIM STRUCTURED CORE FUND


                                                                                                      INSTITUTIONAL  INVESTOR CLASS
                                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES       SHARES*
                                      --------------  --------------  --------------  --------------  -------------  --------------
                                        PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF        OWNED OF        OWNED OF        OWNED OF        OWNED OF        OWNED OF
PRINCIPAL HOLDER                          RECORD          RECORD          RECORD          RECORD          RECORD          RECORD
------------------------------------  --------------  --------------  --------------  --------------  -------------  --------------
A I M Advisors
Attn:  Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                     44.01%          83.86%          65.92%          99.40%          6.09%              --

Charles Schwab & Co Inc.
Special Custody FBO Customers (SIM)
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151               8.08%              --              --              --             --               --

Nat'l Financial Services Corp.
The Exelusive Benefit of Cust
One World Financial Center
200 Liberty St. 5th Floor
Attn: Kate - Recon
New York, NY 10281-5503                       --              --              --              --          91.62%              --

NFS LLC FEBO                               10.87%             --              --              --             --               --
Merrill Lynch BK & TR Co FSB
210 West 90th Street #6B
New York, NY 10024-1242

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   --              --           17.64%             --             --               --


*    Investor Class shares commended operations on December 20, 2007

AIM STRUCTURED GROWTH FUND


                                                                                                      INSTITUTIONAL
                                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES
                                      --------------  --------------  --------------  --------------  -------------
                                        PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF        OWNED OF        OWNED OF        OWNED OF        OWNED OF
PRINCIPAL HOLDER                          RECORD          RECORD          RECORD          RECORD          RECORD
------------------------------------  --------------  --------------  --------------  --------------  -------------
A I M Advisors, Inc.
Attn:  Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                        --              --              --           27.04%            --

AIM Growth Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                        --              --              --              --          42.40%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX  77046-1113                       --              --              --              --          28.17%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                        --              --              --              --          23.88%

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206                     --              --              --           45.62%            --

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206                     --              --              --           25.54%            --

ANTC Cust IRA
FBO Timothy Donovan
2504 Gardens Pkwy
Palm Bch Gdns, FL 33410-2934                  --            6.16%            --               --             --

Charles Schwab & Co. Inc.
Special Custody Acct. FBO Customers
Attn. Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151                  --              --           14.57%             --             --

                                                                                                           INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                       --------------   --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   --------------   -------------
LPL Financial Services
9785 Towne Centre
Drive
San Diego, CA 92121-
1968                                          --              9.67%             --              --              --

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers
Attn:  Fund
Administration
48800 Deer Lake Dr.
East 2nd Floor
Jacksonville, FL 32246-
6484                                       24.38%            8.88%           67.74%             --              --

Morgan Stanley DW
Attn:  Mutual Fund
Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-
3907                                       24.66%              --               --              --              --

NFS LLC FBO
Bruce Jacobs
PO Box 204
Richmond, VT 05477-
0204                                          --             5.08%              --              --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-
0001                                       11.93%              --               --              --              --


AIM STRUCTURED VALUE FUND


                                                                                                           INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
                                       --------------   --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   --------------   -------------
A I M Advisors, Inc.
Attn:  Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283                       --                --               --            12.63%             --

AIM Growth Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                       --                --               --               --           43.39%

                                                                                                           INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
                                       --------------   --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   --------------   -------------
AIM Moderate Asset
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                       --                --               --               --           26.34%

AIM Moderate Growth
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                       --                --               --               --           23.72%

Amoskeag Chiropractic
Inc.
Edward J Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206                    --                --               --            52.89%             --

Amoskeag Chiropractic
Inc.
Eleanor Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206                    --                --               --            29.63%             --

ANTC
Capital Q
Kelly Bleak
PO Box 823
Heber, AZ 85928-0823                         --                --             5.04%              --              --

ANTC
Sudon Brothers Inc.
Joseph Sudon
4958 Maple St.
Vienna, OH 44473-9632                        --                --             5.08%              --              --

ANTC
Victorian Sales
William T Spangler
536 Smith Ct.
Robertsville, MO 63072-1938                  --                --             8.20%              --              --

ANTC CUST IRA
FBO Gary R. Warren
18 Dunmow Cres,
Fairport, NY 14450-3837                      --                --             5.02%              --              --

Charles Schwab & Co
Inc
Special Custody FBO
Customers (SIM)
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA
94104-4151                                 5.84%               --               --               --              --

                                                                                                           INSTITUTIONAL
                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
                                       --------------   --------------   --------------   --------------   -------------
                                         PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
PRINCIPAL HOLDER                           RECORD           RECORD           RECORD           RECORD          RECORD
------------------------------------   --------------   --------------   --------------   --------------   -------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                5.86%               --               --               --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                 6.31%             6.64%            5.96%              --              --

Raymond James &
Assoc Inc.
FBO Cruse J&L
880 Carillon Pwky
St. Petersburh, FL
33716-1100                                   --                --             9.79%              --              --

Resources Trust
Company
FBO Richard A. Pierce
PO Box 5900
Denver, CO 80217-5900                        --                --             7.50%              --              --

Resources Trust
Company
FBO Joan R. Higley
PO Box 5900
Denver, CO 80217-5900                        --                --             7.06%              --              --

Robert L. Shoss &
Elizabeth K. Shoss
JTWROS
5320 Braeburn Dr.
Bellaire, TX 77401-4802                    9.34%               --               --               --              --

USHA Balasubramanian
& Bala Balasubramanian
JTWROS
1240 Normandy Dr.
Blue Bell, PA 19422-1432                  14.79%               --               --               --              --

Window Treatments By
Susan
Susan T. Keck
910 Bear Claw Way
Madison, WI 53717-2749                       --                --             8.45               --              --


MANAGEMENT OWNERSHIP


          As of December 4, 2007, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officer as a group owned 1.80% of the outstanding Class A shares of AIM Structured Value Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES


          For the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005 and 2004, the management fees payable by the Fund and the Closed-End Fund, the amounts waived by AIM and the net fees paid by the Fund and the Closed-End Fund were as follows:



                                           AUGUST 31, 2007                            AUGUST 31 2006(1)
                         ---------------------------------------------   ------------------------------------------
                         MANAGEMENT FEE    MANAGEMENT   NET MANAGEMENT    MANAGEMENT    MANAGEMENT   NET MANAGEMENT
       FUND NAME             PAYABLE      FEE WAIVERS      FEE PAID      FEE PAYABLE   FEE WAIVERS      FEE PAID
----------------------   --------------   -----------   --------------   -----------   -----------   --------------
AIM Floating Rate Fund     $1,807,602       $30,914       $1,776,688      $1,040,149     $376,615      $663,534

                                          DECEMBER 31 2005(2)                         DECEMBER 31, 2004(2)
                         ---------------------------------------------   ------------------------------------------
                           $2,055,310       $282,192      $1,773,118      $2,209,289     $61,776       $2,147,513



(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to April 14, 2006 are fees paid by the Closed-End Fund.



(2) For the fiscal years ended December 31, 2005 and 2004. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX H
                               PORTFOLIO MANAGERS



PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



          The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2007:



                                                                         OTHER POOLED
                                                 OTHER REGISTERED         INVESTMENT
                                              MUTUAL FUNDS (ASSETS     VEHICLES (ASSETS        OTHER ACCOUNTS
                              DOLLAR               IN MILLIONS)          IN MILLIONS)      (ASSETS IN MILLIONS)
                             RANGE OF         --------------------   -------------------   --------------------
                           INVESTMENTS         NUMBER                 NUMBER                NUMBER
                             IN EACH             OF                     OF                    OF
PORTFOLIO MANAGER           FUND(1)           ACCOUNTS    ASSETS     ACCOUNTS    ASSETS    ACCOUNTS    ASSETS
---------------------   -------------------   --------   ---------   --------   --------   --------   ---------
                                                      AIM FLOATING RATE FUND
Thomas Ewald                   None             None       None          1      $  979.1        1     $   479.7
Gregory Stoeckle               None             None       None         20      $7,683.9        2     $   663.3
                                                     AIM MULTI-SECTOR FUND
Mark D. Greenberg        $10,001 - $50,000        2      $   962.8       1      $  117.4      None      None
Lanny H. Sachnowitz            None               8      $10,350.7       2      $  183.9      None      None
John S. Segner           $10,001 - $50,000        4      $ 2,395.5       1      $  310.8        2     $    30.2(2)
Michael J. Simon           $1 - $10,000           9      $ 8,479.9     None       None      1,587     $   467.2(2)
Derek Taner                    None               3      $ 1,815.1       4      $  263.2     None        None
                                                      AIM SELECT REAL ESTATE INCOME FUND
Mark Blackburn           $10,001 - $50,000        6      $ 3,301.7      10      $1,180.8       45     $ 3,983.3
Paul S. Curbo            $10,001 - $50,000        6      $ 3,301.7      10      $1,180.8       45     $ 3,983.3
Joe V. Rodriguez, Jr.   $100,001 - $500,000       6      $ 3,301.7      10      $1,180.8       45     $ 3,983.3


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.



(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                                                         OTHER POOLED
                                                 OTHER REGISTERED         INVESTMENT
                                              MUTUAL FUNDS (ASSETS     VEHICLES (ASSETS        OTHER ACCOUNTS
                              DOLLAR               IN MILLIONS)          IN MILLIONS)      (ASSETS IN MILLIONS)
                             RANGE OF         --------------------   -------------------   --------------------
                           INVESTMENTS         NUMBER                 NUMBER                NUMBER
                             IN EACH             OF                     OF                    OF
PORTFOLIO MANAGER           FUND(1)           ACCOUNTS    ASSETS     ACCOUNTS    ASSETS    ACCOUNTS    ASSETS
---------------------   -------------------   --------   ---------   --------   --------   --------   ---------
James W. Trowbridge            None               6      $ 3,301.7      10      $1,180.8       45     $ 3,983.3
                                                           AIM STRUCTURED CORE FUND
Maureen Donnellan              None               6      $   991.8      13      $1,854.6       66     $10,700.8
Jeremy Lefkowitz               None               6      $   991.8      18      $2,400.0      113     $15,850.6
W. Lawson McWhorter            None               6      $   991.8      13      $1,854.6       66     $10,700.8
William E. Merson              None               6      $   991.8      13      $1,854.6       66     $10,700.8
Daniel Tsai                    None               6      $   991.8      13      $1,854.6       66     $10,700.8
Anne M. Unflat                 None               6      $   991.8      13      $1,854.6       66     $10,700.8
                                                          AIM STRUCTURED GROWTH FUND
Daniel A. Kostyk               None               6      $   823.9      13      $1,854.6       66     $10,700.8
Jeremy Lefkowitz               None               6      $   823.9      18      $2,400.0      113     $15,850.6
Anthony J. Munchak             None               6      $   823.9      13      $1,854.6       66     $10,700.8
Glen E. Murphy                 None               6      $   823.9      13      $1,854.6       66     $10,700.8
Francis M. Orlando             None               6      $   823.9      13      $1,854.6       66     $10,700.8
                                                          AIM STRUCTURED VALUE FUND
Daniel A. Kostyk               None               6      $   859.4      13      $1,854.6       66     $10,700.8
Jeremy Lefkowitz               None               6      $   859.4      18      $2,400.0      113     $15,850.6
Anthony J. Munchak             None               6      $   859.4      13      $1,854.6       66     $10,700.8
Glen E. Murphy                 None               6      $   859.4      13      $1,854.6       66     $10,700.8
Francis M. Orlando             None               6      $   859.4      13      $1,854.6       66     $10,700.8



POTENTIAL CONFLICTS OF INTEREST



          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.



          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



A I M ADVISORS, INC.



     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO INSTITUTIONAL, (N.A.) INC. (SUB-ADVISOR TO AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AND AIM STRUCTURED VALUE FUND)



     Invesco Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO SENIOR SECURED MANAGEMENT, INC. (SUB-ADVISOR TO AIM FLOATING RATE FUND)



     Invesco Senior Secured Management, Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Senior Secured Management, Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

          The Fund and the Closed-End Fund paid AIM the following amounts for administrative services:


       FUND NAME         AUGUST 31, 2007   AUGUST 31, 2006(1)   2005(2)   2004(2)
----------------------   ---------------   ------------------   -------   -------
AIM Floating Rate Fund       $93,961             $33,288        $50,000   $63,488


(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to April 14, 2006 are fees paid by the Closed-End Fund.


(2) For the fiscal years ended December 31, 2005 and 2004, as applicable. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

          Brokerage commissions paid by the Fund were as follows:


          FUND           AUGUST 31, 2007   AUGUST 31, 2006   DECEMBER 31, 2005(1)   DECEMBER 31, 2004
----------------------   ---------------   ---------------   --------------------   -----------------
AIM Floating Rate Fund        $- 0 -            $- 0 -              $- 0 -                $- 0 -


(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year changed from December 31 to August 31. Amounts included prior to April 14, 2006, if any, were paid by the Closed-End Fund.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


          During the year ended August 31, 2007, the Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:



                                               RELATED
FUND                     TRANSACTIONS   BROKERAGE COMMISSIONS
----------------------   ------------   ---------------------
AIM Floating Rate Fund       $- 0 -            $- 0 -



          During the period ended August 31, 2007, the Fund [did not] hold securities issued by "regular" brokers or dealers of the Fund.

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS


1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


          A list of amounts paid by each class of shares of the Fund to AIM Distributors pursuant to the Plans for the fiscal year ended August 31, 2007 follows:



                         CLASS A     CLASS C   CLASS R
FUND                      SHARES     SHARES     SHARES
----------------------   --------   --------   -------
AIM Floating Rate Fund   $452,983   $473,362     $919

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


          An estimate by category of the allocation of actual fees paid by Class A shares of the Fund during the period ended August 31, 2007, follows:



                                                                                                         TRAVEL
                                       PRINTING                                                         EXPENSES
                                          &       UNDERWRITERS     DEALERS                             RELATED TO
                         ADVERTISING   MAILING    COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS   MARKETING
                         -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating Rate Fund        $0          $0           $0          $452,983         $0         $0          $0



          An estimate by category of the allocation of actual fees paid by Class C shares of the Fund during the period ended August 31, 2007, follows:



                                                                                                         TRAVEL
                                       PRINTING                                                         EXPENSES
                                          &       UNDERWRITERS     DEALERS                             RELATED TO
                         ADVERTISING   MAILING    COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS   MARKETING
                         -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating Rate Fund      $4,194       $641       $112,543       $314,249      $36,901     $2,545      $2,290



          An estimate by category of the allocation of actual fees paid by Class R shares of the Fund during the period ended August 31, 2007, follows:



                                                                                                         TRAVEL
                                       PRINTING                                                         EXPENSES
                                          &       UNDERWRITERS     DEALERS                             RELATED TO
                         ADVERTISING   MAILING    COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS   MARKETING
                         -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating Rate Fund       $10          $0          $369            $290         $223        $14        $13

                                   APPENDIX O

                               TOTAL SALES CHARGES


          The following chart reflects the total sales charges paid in connection with the sale of Class A(1) shares of the Fund and the amount retained by AIM Distributors for the fiscal year ended August 31, 2007 and the fiscal period ended August 31, 2006:



                                 2007                 2006
                         -------------------   -----------------
                           SALES     AMOUNT     SALES     AMOUNT
                          CHARGES   RETAINED   CHARGES   CHARGED
                         --------   --------   -------   -------
AIM Floating Rate Fund   $164,957   $34,423    $40,429    $8,204



          The following chart reflects the contingent deferred sales charges paid by Class A(1, 2), Class B(1, 2, 3), Class C (1, 2), and Class R shareholders and retained by AIM Distributors for the fiscal year ended August 31, 2007 and the fiscal period ended August 31, 2006:



                           2007      2006
                         -------   -------
AIM Floating Rate Fund   $76,853   $59,582


(1) As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year changed from December 31 to August
     31. In connection with the reorganization, (1) certain shareholders of the Closed-End Fund Class B shares received Class A shares of the Fund while others received Class B1 shares of the Fund, and (2) shareholders of Class C shares of the Closed-End Fund received Class C shares of the Fund.

(2) Includes early withdrawal charges paid by Class B and Class C shares of the Closed-End Fund, as applicable, incurred prior to the reorganization.

(3)  Class B1 shares of the Fund converted to Class A shares on July 27, 2006.


          The following chart reflects the early withdrawal charges paid by Class B and Class C shareholders, if any, and retained by AIM Distributors for the fiscal years ended December 31, 2005 and 2004:


                           2005      2004
                         -------   --------
Closed-End Fund          $69,406   $134,636

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING



          The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, Invesco, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).



          RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond
          R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL

          MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE

          FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

          GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

          OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



          SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
          V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
          Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.



          Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.



          RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

          STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES
          Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
          (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



          CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
          H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

          CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



          On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.



          On September 15, 2006, Judge Motz for the MDL Court granted the INVESCO Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



          The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.



          T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
          T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against AIM. AIM has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.



          JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
                 OTHER ACTIONS INVOLVING AIM FLOATING RATE FUND


          AIM Floating Rate Fund, is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. Set forth below are brief descriptions of those civil lawsuits in this category that either have been served or have had service of process waived.

          ENRON CORP. V. J.P. MORGAN SECURITIES, INC., AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court, Southern District of New York, Case No. 01-16034(AJG), filed on November 6, 2003. This is an adversary proceeding alleging that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity of Enron prior to its bankruptcy filing were preferential transfers. The relief sought includes recovery of the amount paid to the creditors, disallowance of defendants' claims until these funds are returned, and attorneys' fees, costs and expenses. On June 15, 2005, the Court denied Defendants' Motion to Dismiss the Complaints. Because the Court refused to stay discovery pending the appeal, the Fund filed its Original Answer to the Complaint and responded to Enron's discovery request. On October 18, 2005, Enron filed a Motion to Amend its Complaint and add INVESCO Institutional (N.A.), Inc. ("IINA") as a defendant based on allegations that it was involved in the challenged redemption of the Enron commercial paper. On May 30, 2006, the Court denied Enron's Motion to add IINA as a defendant.


          ADELPHIA COMMUNICATIONS CORP. AND ITS AFFILIATE DEBTORS IN POSSESSION AND OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ADELPHIA COMMUNICATIONS CORP. V. BANK OF AMERICA, INDIVIDUALLY AND AS AGENT FOR VARIOUS BANKS PARTY TO CREDIT AGREEMENTS, AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court for the Southern District of New York, Case No. 02-41729, filed July 6, 2003. This is an adversary proceeding by Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants include AIM Floating Rate Fund as a purchaser of this bank debt. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers. Discovery for this case has been stayed and pending motions have not been ruled upon; however, the Court granted the Creditors' Committee standing to sue the defendants and may lift the stay to allow it to proceed with discovery. On September 28, 2005, the Debtors filed their Third Amended Plan and Disclosure Statement.

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits

a (1)      - (a) Second Amended and Restated Agreement and Declaration of Trust
             of Registrant dated December 6, 2005.(9)

           - (b) Amendment No. 1, dated January 9, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(11)

           - (c) Amendment No. 2, dated May 24, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

           - (d) Amendment No. 3, dated July 5, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

           - (e) Amendment No. 4, dated September 19, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

           - (f) Amendment No. 5, dated April 23, 2007, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(19)

           - (g) Amendment No. 6, dated October 16, 2007, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(19)

b (1)      - (a) Amended and Restated Bylaws of Registrant, adopted effective
             September 14, 2005.(8)


           - (b) Amendment, dated August 1, 2006, to Amended and Restated Bylaws of Registrant.(15)



           - (c) Amendment No. 2, dated March 23, 2007, to Amended and Restated Bylaws of Registrant.(19)


c          - Articles II, VI, VII, VIII and IX of the Second Amended and
             Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, as amended, of the define rights of holders of shares.

d (1)      - (a) Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.(6)

           - (b) Amendment No. 1, dated October 15, 2004, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(7)

           - (c) Amendment No. 2, dated March 31, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(14)

           - (d) Amendment No. 3, dated April 14, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(15)

           - (e) Amendment No. 4, dated March 9, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

             (f) Amendment No. 5, dated April 23, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

           - (g) Amendment No. 6, dated July 1, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)


  (2)      - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated
             March 31, 2006, between A I M Advisors, Inc. and Invesco Institutional (N.A.), Inc. on behalf of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund.(14)



           - (b) Amendment No. 1, dated March 9, 2007, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and Invesco Institutional (N.A.), Inc. on behalf of AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. (19)



  (3)      - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds,
             dated April 14, 2006 between A I M Advisors, Inc. and Invesco Senior Secured Management, Inc. on behalf of AIM Floating Rate Fund.(15)


e (1)      - (a) First Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, as subsequently amended and as restated September 20, 2006, between Registrant and A I M Distributors, Inc.(16)

           - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

           - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

           - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

           - (e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

           - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

           - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

           - (h) Form of Amendment No. 7 dated ___, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

  (2)      - (a) First Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, as subsequently amended and restated September 20, 2006, between Registrant and A I M Distributors, Inc.(16)

           - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(18)

           - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(18)


           - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(19)



           - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement (Class B shares)between Registrant and A I M Distributors, Inc.(19)


  (3)      - Form of Selected Dealer Agreement between A I M Distributors, Inc.
             and selected dealers.(10)

  (4)      - Form of Bank Selling Group Agreement between A I M Distributors,
             Inc. and banks.(10)

f (1)      - AIM Funds Retirement Plan for Eligible Directors/Trustees, as
             restated January 1, 2005.(17)

  (2)      - (a) Form of AIM Funds Director Deferred Compensation Agreement for
             Registrant's Non-Affiliated Directors, as amended September 26, 2002.(19)

           - (b) Form of supplement to Deferred Compensation Plans, dated January 1, 2005 with Registrant and AIM Funds.(19)

g (1)      - (a) Master Custodian Agreement between Registrant and State Street
             Bank and Trust Company dated May 8, 2001.(2)


           - (b) Amendment No. 1, dated May 10, 2002, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(2)



           - (c) Amendment No. 2, dated December 8, 2003, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)



           - (d) Amendment No. 3, dated April 30, 2004, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)



           - (e) Amendment No. 4, dated September 8, 2004, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)



           - (f) Amendment No. 5, dated February 8, 2006, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(12)



           - (g) Amendment, dated January 31, 2007, to Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(18)
h (1)      - (a) Third Amended and Restated Transfer Agency and Service
             Agreement, dated November 30, 2006, between Registrant and AIM Investment Services, Inc.(15)



           - (b) Amendment No. 1, dated July 1, 2007, to Third Amended and Restated Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc.(19)


  (2)      - (a) Second Amended and Restated Master Administrative Services
             Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(15)

           - (b) Amendment No. 1, dated March 9, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)

           - (c) Amendment No. 2, dated April 23, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)


  (3)      - (a) Third Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated July 1, 2007, between Registrant and A I M Advisors, Inc.(19)



  (4)      - (a) Memorandum of Agreement dated July 1, 2007, regarding expense limits between Registrant and A I M Advisors, Inc. with respect to AIM Floating Rate Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund.(19)



  (5)      - Memorandum of Agreement, regarding Affiliated Money Market Fund
             Waiver, dated July 1, 2007, between Registrant and A I M Advisors, Inc.(19)



  (6) Third Amended and Restated Interfund Loan Agreement, dated December 30, 2005, between Registrant and A I M Advisors, Inc.(17)


  (7)      - Agreement and Plan of Reorganization, dated September 19, 2006 for
             AIM Select Real Estate Income Fund.(19)

  (8)      - Agreement and Plan of Reorganization, dated November 8, 2006 for
             AIM Advantage Health Sciences Fund.(19)

  (9)      - Agreement and Plan of Reorganization, dated December 6, 2005, for
             AIM Floating Rate Fund.(19)


i          - Legal opinion - None.



j (1)      - Consent of Ballard Spahr Andrews & Ingersoll, LLP.(20)



  (2)      - Consent of PricewaterhouseCoopers LLP.(20)



k          - Financial Statements for the period ended August 31, 2007 are incorporated by reference to the Funds' annual reports to shareholders contained in the Registrant's Form N-CSR on November 9, 2007.



l (1)      - (a) Agreement Concerning Initial Capitalization of Registrant's AIM
             Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund, dated March 29, 2006.(14)

           - (b) Agreement Concerning Initial Capitalization of Registrant's AIM Select Real Estate Income Fund, dated March 8, 2007.(19)



           - (c) Form of Agreement Concerning Initial Capitalization of Investor Class shares of Registrant's AIM Structured Core Fund, dated December 20, 2007.(19)


m (1)      - (a) First Restated Master Distribution Plan (Class A shares)
             effective as of August 18, 2003, as subsequently amended.(15)

           - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(18)

           - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(18)

           - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(19)

           - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(19)

  (2)      - (a) First Restated Master Distribution Plan (Class B shares)
             effective August 18, 2003.(15)

           - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(18)

           - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(18)

           - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(19)

           - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(19)

  (3)      - (a) First Restated Master Distribution Plan (Class C shares)
             effective as of August 18, 2003 and as subsequently amended.(15)

           - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(18)

           - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(18)

           - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(19)

           - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(19)

  (4)      - (a) First Restated Master Distribution Plan (Class R shares)
             effective as of August 18, 2003 and as subsequently amended.(15)

           - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(18)

           - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(18)

  (5)      - (a) First Restated Master Distribution Plan (Compensation) between
             AIM Structured Core Fund (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 and as subsequently amended.(19)


           - (b) Form of Amendment No. 1 dated ___, to the Registrant's First Restated Master Distribution Plan (Compensation).(19)


  (6)      - Master Related Agreement to First Restated Master Distribution Plan
             (Class A shares).(16)

  (7)      - Master Related Agreement to First Restated Master Distribution Plan
             (Class C shares).(16)

  (8)      - Master Related Agreement to First Restated Master Distribution Plan
             (Class R shares).(16)

  (9)      - Form of Master Related Agreement to First Restated Master
             Distribution Plan (Compensation) (Investor Class Shares).(19)


n          - (a) Eleventh Amended and Restated Multiple Class Plan of The AIM
             Family of Funds(R), effective December 12, 2001, as amended and restated December 8, 2006.(17)



             (b) Twelfth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective December 7, 2007.(20)



             (c) Thirteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective December 13, 2007.(20)


o          - Reserved.


p (1)      - AIM Funds, A I M Management Group Inc. Code of Ethics, adopted May
             1, 1981, as last amended February 16, 2006, relating to A I M Management Group, Inc., and any of its subsidiaries.(16)



  (2)      - Invesco Institutional (N.A.), Inc. Code of Ethics datedJune 5,
             2007.(20)


q          - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden,
             Fields, Flanagan, Frischling, Mathai-Davis, Pennock, Quigley, Soll, Stickel and Taylor.(19)

----------
(1) Previously filed with PEA No. 13 to the Registration Statement on August 28, 2003 and incorporated by reference herein.

(2) Previously filed with PEA No. 38 to the Registration Statement of INVESCO Sector Funds, Inc. on July 15, 2003 and incorporated herein by reference (Identical except for the name of the Registrant (AIM Counselor Series Trust) and the date).

(3) Previously filed with the Registration Statement on Form N-14 of AIM Special Opportunities Funds on August 13, 2003 and incorporated herein by reference.

(4) Previously filed with PEA No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.

(5) Previously filed with PEA No. 15 to the Registration Statement of Registrant filed on November 25, 2003 and incorporated by reference herein.

(6) Previously filed with PEA No. 16 to the Registration Statement of Registrant filed on March 1, 2004 and incorporated by reference herein.

(7) Previously filed with PEA No. 17 to the Registration Statement of Registrant filed on November 30, 2004 and incorporated by reference herein.

(8) Previously filed with PEA No. 18 to the Registration Statement of Registrant filed on October 19, 2005 and incorporated by reference herein.

(9) Previously filed with PEA No. 19 to the Registration Statement of Registrant filed on December 7, 2005 and incorporated by reference herein.

(10) Previously filed with PEA No. 20 to the Registration Statement of Registrant filed on December 20, 2005 and incorporated by reference herein.

(11) Previously filed with PEA No. 21 to the Registration Statement of Registrant filed on January 13, 2006 and incorporated by reference herein.

(12) Previously filed with PEA No. 22 to the Registration Statement of Registrant filed on February 17, 2006 and incorporated by reference herein.

(13) Previously filed with PEA No. 23 to the Registration Statement of Registrant filed on March 24, 2006 and incorporated by reference herein.

(14) Previously filed with PEA No. 24 to the Registration Statement of Registrant filed on April 13, 2006 and incorporated by reference herein.

(15) Previously filed with PEA No. 25 to the Registration Statement of Registrant filed on September 22, 2006 and incorporated by reference herein.

(16) Previously filed with PEA No. 26 to the Registration Statement of Registrant filed on October 13, 2006 and incorporated by reference herein.

(17) Previously filed with PEA No. 28 to the Registration Statement of Registrant filed on December 28, 2006 and incorporated by reference herein.

(18) Previously filed with PEA No. 29 to the Registration Statement of Registrant filed on March 12, 2007 and incorporated by reference herein.


(19) Previously filed with PEA No. 30 to the Registration Statement of Registrant filed on October 18, 2007 and incorporated by reference herein.



(20) Filed herewith electronically.


Item 24.   Persons Controlled by or Under Common Control With the Fund

           None

Item 25.   Indemnification

           Indemnification provisions for officers, trustees and employees of the Registrant are set forth in Article VIII of the Registrant's Second Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Second Amended and Restated Agreement and Declaration of Trust dated December 6, 2005, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

           The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

           Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.


           Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and Invesco Institutional (N.A.), Inc. and between AIM and Invesco Senior Management, Inc. provides that the sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance by the sub-advisor of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the Sub-Advisory Contract.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Advisor


           The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" of the Prospectuses which comprises Part A of this Registration Statement, and to the discussion under the caption "Management of the Trust" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 27(b) of this Part C.


Item 27.   Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:

           AIM Core Allocation Portfolio Series
           AIM Equity Funds
           AIM Funds Group
           AIM Growth Series
           AIM International Mutual Funds
           AIM Investment Funds
           AIM Investment Securities Funds
           AIM Sector Funds
           AIM Stock Funds
           AIM Summit Fund
           AIM Tax-Exempt Funds


           AIM Treasurer's Series Trust


           AIM Variable Insurance Funds


           PowerShares Exchange-Traded Fund Trust



           PowerShares Global Exchange-Traded Fund Trust



           Short-Term Investments Trust



           Tax-Free Investments Trust

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal                                                       Positions and Offices
Business Address*        Position and Offices with Underwriter              with Registrant
------------------       -------------------------------------           ---------------------
Philip A. Taylor         Director                                Trustee, Principal Executive Officer
                                                                 & President

John S. Cooper           President                               None

William Hoppe, Jr.       Executive Vice President                None

Karen Dunn Kelley        Executive Vice President                Vice President

Brian Lee                Executive Vice President                None

Ben Utt                  Executive Vice President                None

Patrick R. Bray          Senior Vice President                   None

Michael A. Bredlau       Senior Vice President                   None

H. Scott Caven           Senior Vice President                   None

LuAnn S. Katz            Senior Vice President                   None



Ivy B. McLemore          Senior Vice President                   None

Lyman Missimer III       Senior Vice President                   Assistant Vice President

David J. Nardecchia      Senior Vice President                   None

Margaret A. Vinson       Senior Vice President                   None

Gary K. Wendler          Director  & Senior Vice President       None

Scott B. Widder          Senior Vice President                   None

John M. Zerr             Director, Senior Vice President &       Senior Vice President, Secretary &
                         Secretary                               Chief Legal Officer

David A. Hartley         Treasurer & Chief Financial Officer     None

Rebecca Starling-Klatt   Chief Compliance Officer & Assistant    None
                         Vice President

Lance A. Rejsek          Anti-Money Laundering Compliance        Anti-Money Laundering Compliance
                         Officer                                 Officer


----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)        Not applicable.


Item 28.   Location of Accounts and Records


           A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained at the offices of Invesco Institutional (N.A.), Inc., 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309, Invesco Senior Secured Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.


Item 29.   Management Services

           None

Item 30.   Undertakings

           Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 18th day of December, 2007.

                                        REGISTRANT: AIM COUNSELOR SERIES TRUST


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

             SIGNATURES                            TITLE                      DATE
             ----------                            -----                      ----


/s/ Philip A. Taylor                        Trustee & President        December 18, 2007
-----------------------------------    (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                 Trustee              December 18, 2007
-----------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                              Trustee              December 18, 2007
-----------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                               Trustee              December 18, 2007
-----------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                        Chair & Trustee          December 18, 2007
-----------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                             Trustee              December 18, 2007
-----------------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                               Trustee              December 18, 2007
-----------------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan*                           Trustee              December 18, 2007
-----------------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                              Trustee              December 18, 2007
-----------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                           Trustee              December 18, 2007
-----------------------------------
(Prema Mathai-Davis)



/s/ Lewis F. Pennock*                             Trustee              December 18, 2007
-----------------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                              Trustee              December 18, 2007
-----------------------------------
(Ruth H. Quigley)


/s/ Larry Soll*                                   Trustee              December 18, 2007
-----------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                         Trustee              December 18, 2007
-----------------------------------
(Raymond Stickel, Jr.)


/s/ Sidney M. Dilgren                    Vice President & Treasurer    December 18, 2007
-----------------------------------       (Principal Financial and
(Sidney M. Dilgren)                         Accounting Officer)

*By /s/ Philip A. Taylor
    -------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated April 23, 2007, filed herewith.

                                      INDEX


Exhibit
Number    Description
-------   -----------
j(1)      Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)      Consent of PricewaterhouseCoopers LLP

n(b)      Twelfth Amended and Restated Multiple Class Plan of The AIM Family of
          Funds(R) effective December 12, 2001, as amended and restated effective December 7, 2007

n(c) Thirteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective December 13, 2007

p(2)      Invesco Institutional (N.A.), Inc. Code of Ethics dated June 5, 2007